As filed with the Securities and Exchange Commission on April 27, 2011.

Registration No. 33-45379 and 811-6546

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 33	☒

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33	☒

(Check appropriate box or boxes)

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

(Exact Name Of Registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(Name Of Depositor)

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

800-346-3677

(Address and telephone number of principal executive offices)

Shane Daly

4333 Edgewood Road, NE

Cedar Rapids, Iowa 52499

Copy to:

Mary Thornton Payne, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2011 pursuant to paragraph (b) of Rule 485

(date)

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

(date)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of Interest in Flexible Premium Individual Deferred Variable Annuity Contracts.

PROSPECTUS

May 1, 2011

Merrill Lynch Life Variable Annuity Separate Account A (“Account A”)

and

Merrill Lynch Life Variable Annuity Separate Account B (“Account B”)

Flexible Premium Individual Deferred Variable Annuity Contract

also known as

Modified Single Premium Individual Deferred Variable Annuity Contract (the “Contract”)

issued by

Transamerica Advisors Life Insurance Company

Home Office: 425 West Capital Avenue

Suite 1800 Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

offered through

Transamerica Capital, Inc.

This Prospectus gives you information you need to know before you invest. Keep it for future reference. Address all communications concerning the Contract to our Service Center at the address above.

The variable annuity contract described here provides a variety of investment features. It also provides options for income protection later in life. We no longer offer the Contract for sale to new purchasers.

It is important that you understand how the Contract works, and its benefits, costs, and risks. First, some basics.

What is an annuity?

An annuity provides for the systematic liquidation of a sum of money at the annuity date through a variety of annuity options. Each Annuity Option has different protection features intended to cover different kinds of income needs. Many of these Annuity Options provide income streams that can’t be outlived.

What is a variable annuity?

A variable annuity bases its benefits on the performance of underlying investments. These investments may typically include stocks, bonds, and money market instruments. The annuity described here is a variable annuity.

What are the risks in owning a variable annuity?

A variable annuity does not guarantee the performance of the underlying investments. The performance can go up or down. It can even decrease the value of money you’ve put in. You bear all of this risk. You could lose all or part of the money you’ve put in.

How does this annuity work?

We put your premium payments as you direct into one or more subaccounts of Account A and/or Account B. In turn, we invest each subaccount’s assets in corresponding portfolios (“Funds”) of the following:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares

Managed by Invesco Advisers, Inc.

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco Van Kampen V.I. Comstock Fund

AllianceBernstein Variable Products Series Fund, Inc. – Class A

Managed by AllianceBernstein L.P.

AllianceBernstein Global Thematic Growth Portfolio

AllianceBernstein Large Cap Growth Portfolio

American Century Variable Portfolios, Inc. – Class I

Managed by American Century Investment Management, Inc.

VP International Fund

VP Ultra® Fund

BlackRock Variable Series Funds, Inc. – Class I

Managed by BlackRock Investments, LLC

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund*

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock Value Opportunities V.I. Fund

Davis Variable Account Fund, Inc.

Managed by Davis Selected Advisers, LP

Davis Value Portfolio

Federated Insurance Series – Primary Shares

Managed by Federated Equity Management Company of Pennsylvania

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

MFS® Variable Insurance Trust – Initial Class

Managed by MFS® Investment Management

MFS® Growth Series

PIMCO Variable Insurance Trust

– Administrative Class Shares

Managed by Pacific Investment Management Company LLC

Total Return Portfolio

*	Available both through Account A and Account B.

The value of your contract at any point in time up to the annuity date is called your contract value. Before the annuity date, you are generally free to direct your contract value among the subaccounts as you wish. You may also withdraw all or part of your contract value. If you die before the annuity date, we pay a death benefit to your beneficiary.

We’ve designed this annuity as a long-term investment. If you withdraw money from the annuity too soon, you may incur substantial charges. In addition, any money you take out of the contract is subject to tax, and if taken before age 59 1/2 may also be subject to a 10% Federal penalty tax. For these reasons, you need to consider your current and short-term income needs carefully before you decide to buy the contract.

Although this Prospectus was primarily designed for potential purchasers of the Contract, you are receiving this Prospectus as a current contract owner. As a current contract owner, you should note that the options, features and charges of the Contract may vary over time, may vary depending on your state, and generally, you may not change your Contract or its features as issued. For more information about the particular options, features, and charges

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applicable to you, please contact your Financial Advisor, refer to your Contract, and/or note Contract variations referenced throughout this Prospectus. Currently, this Contract is not available for purchase.

What does this annuity cost?

We may impose a number of charges, including a deferred sales charge and a mortality and expense risk charge. We provide more details on these two charges as well as a description of all other charges later in the Prospectus.

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This Prospectus contains information about the Contract and the Accounts that you should know before you invest. A Statement of Additional Information contains more information about the Contract and the Accounts. We have filed this Statement of Additional Information, dated May 1, 2011, with the Securities and Exchange Commission. We incorporate this Statement of Additional Information by reference. If you want to obtain this Statement of Additional Information, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. There is no charge to obtain it. The table of contents for this Statement of Additional Information appears at the end of this Prospectus.

The Securities and Exchange Commission (“SEC”) maintains a web site that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Current prospectuses for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the AllianceBernstein Variable Products Series Fund, Inc., the American Century Variable Portfolios, Inc., BlackRock Variable Series Funds, Inc., the Davis Variable Account Fund, Inc., the Federated Insurance Series, the MFS® Variable Insurance TrustSM, the PIMCO Variable Insurance Trust, must accompany this Prospectus. Please read these documents carefully and retain them for future reference.

The Securities and Exchange Commission has not approved these Contracts or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

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DEFINITIONS

accumulation unit: An index used to compute the value of the contract owner’s interest in a subaccount prior to the annuity date.

annuitant: The person on whose continuation of life annuity payments may depend.

annuity date: The date on which annuity payments begin. The annuity date must occur by the older annuitant’s 90th birthday.

beneficiary(s): The person(s) designated by you to receive payment upon the death of an owner prior to the annuity date.

contract anniversary: The same date each year as the date of issue of the Contract.

contract year: The period from one contract anniversary to the day preceding the next contract anniversary.

Individual Retirement Account or Annuity (“IRA”): A retirement arrangement meeting the requirements of Section 408 of the Internal Revenue Code (“IRC”).

monthiversary: The same date of each month as the date on which the Contract was issued.

net investment factor: An index used to measure the investment performance of a subaccount from one valuation period to the next.

nonqualified contract: A Contract issued in connection with a retirement arrangement other than a qualified arrangement as described in the IRC.

qualified contract: A Contract issued in connection with a retirement arrangement described under

Section 403(b) or 408(b) of the IRC.

Roth Individual Retirement Account or Annuity (“Roth IRA Account”): A retirement arrangement meeting the requirements of Section 408A of the IRC.

tax sheltered annuity: A Contract issued in connection with a retirement arrangement that receives favorable tax status under Section 403(b) of the IRC.

valuation period: The interval from one determination of the net asset value of a subaccount to the next. Net asset values are determined as of the close of trading on each day the New York Stock Exchange is open.

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CAPSULE SUMMARY OF THE CONTRACT

This capsule summary provides a brief overview of the Contract. More detailed information about the Contract can be found in the sections of this Prospectus that follow, all of which should be read in their entirety.

Contracts issued in your state may provide different features and benefits from those described in this prospectus. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract and endorsements, contact our Service Center.

The Contract is available as a nonqualified contract or may be issued as an IRA in certain circumstances or purchased through an established IRA or Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”). The Contract is currently not available to be issued in connection with a retirement arrangement under Section 403(b) of the Internal Revenue Code (i.e., a tax sheltered annuity contract). We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider. Federal law limits maximum annual contributions to qualified contracts. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

A variable annuity provides for tax deferred growth potential. The tax advantages typically provided by a variable annuity are already available with tax-qualified plans, such as IRAs and Roth IRAs. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including the annuity income and death benefits), before you purchase the Contract in a tax-qualified plan.

We offer other variable annuity contracts that have different contract features, minimum premium amounts, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of Contracts, see “Other Information — Selling the Contract.”

Premiums

Generally, before the annuity date you can pay premiums as often as you like. The minimum initial premium is $5,000 for a nonqualified Contract and $2,000 for an IRA Contract. Subsequent premiums generally must each be $100 or more. We may refuse to issue a Contract or accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000.

The Accounts

As you direct, we will put premiums into subaccounts of Account A and/or Account B corresponding to the Funds in which we invest your contract value. For the first 14 days following the date of issue, we put all premiums you’ve directed into Account A into the BlackRock Money Market V.I. Subaccount. After the 14 days, we will put the money into the Account A subaccounts you’ve selected. In Pennsylvania, we won’t wait 14 days. Instead, we will invest your premium immediately in the subaccounts you’ve selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. Currently, you may allocate premiums or contract value among 18 of the available subaccounts. Generally, within certain limits you may transfer Account A value periodically among Account A subaccounts.

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The Funds Available for Investment

AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares

Managed by Invesco Advisers, Inc.

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco Van Kampen V.I. Comstock Fund(1)

AllianceBernstein Variable Products Series Fund, Inc. – Class A

Managed by AllianceBernstein L.P.

AllianceBernstein Global Thematic Growth Portfolio

AllianceBernstein Large Cap Growth Portfolio

American Century Variable Portfolios, Inc. – Class I

Managed by American Century Investment Management, Inc.

VP International Fund

VP Ultra® Fund

BlackRock Variable Series Funds, Inc. – Class I

Managed by BlackRock Investments, LLC

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund*

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock Value Opportunities V.I. Fund

Davis Variable Account Fund, Inc.

Managed by Davis Selected Advisers, LP

Davis Value Portfolio

Federated Insurance Series – Primary Shares

Managed by Federated Equity Management Company of Pennsylvania

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

MFS® Variable Insurance Trust – Initial Class

Managed by MFS® Investment Management

MFS® Growth Series

PIMCO Variable Insurance Trust – Administrative Class Shares

Managed by Pacific Investment Management Company LLC

Total Return Portfolio

(1)	Formerly known as Van Kampen Life Investment Trust Comstock Portfolio. The adviser is now Invesco Advisers, Inc.

*	Available both through Account A and Account B. There can be no assurance that the BlackRock Money Market V.I. Fund portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of contract charges, the yield on the BlackRock Money Market V.I. Fund subaccount may become extremely low and possibly negative.

We have closed the subaccounts investing in the BlackRock Balanced Capital V.I. Fund and the BlackRock Equity Dividend V.I. Fund (formerly known as BlackRock Utilities and Telecommunications V.I. Fund) of the BlackRock Variable Series Funds, Inc. to allocations of new premium payments and incoming transfers of contract value.

If you want detailed information about the investment objectives of the Funds, please refer to the prospectuses for the Funds.

Fees and Charges

Mortality & Expense Risk Charge

We impose a mortality and expense risk charge to cover certain risks. The mortality portion compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. The expense portion compensates us for expense risks we assume if the contract maintenance and administration charges aren’t enough to cover all Contract maintenance and administration expenses. The charge equals 1.25% annually for

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Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts. This charge ends on the annuity date.

Sales Charge

We may impose a deferred sales charge only if you withdraw money from Account A. The maximum charge is 7% of premium withdrawn during the first year after that premium is paid. The charges decrease by 1% each year. After year seven, it’s 0%. We don’t impose a sales charge on withdrawals or surrenders from Account B. The sales charge applies to each subsequent premium payment, as well as the initial premium payment.

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Contract. We deduct this charge daily only from the net asset value of Account A. We don’t impose the charge on the assets of Account B. This charge ends on the annuity date.

Contract Maintenance Charge

We charge $40 at the end of each contract year and upon a full withdrawal to reimburse us for expenses related to maintenance of the Contract. We waive this charge on all Contracts with a contract value of at least $50,000 on the Contract anniversary and in certain circumstances where you own more than three Contracts. The charge ends on the annuity date.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we impose an annual charge of 0.25% of the average of your contract values as of the end of each of the prior four contract quarters. A pro rata amount of this charge is collected upon termination of the rider or the Contract. This charge ends on the annuity date.

Guaranteed Minimum Income Benefit Fee (“GMIB Fee”)

On the last business day of each month and upon termination of the Guaranteed Minimum Income Benefit Rider, we determine the amount of the GMIB Fee. We will deduct the GMIB Fee determined for each month within a calendar quarter (and upon termination of the Rider) from your Account A value on the last business day of each calendar quarter (and upon termination of the Rider). The amount of the GMIB Fee, how it is determined, and the circumstances under which it may be deducted are described under “Guaranteed Minimum Income Benefit.” We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract. This fee ends on the annuity date.

Premium Taxes

On the annuity date we deduct a charge for any premium taxes imposed by a state. Premium tax rates vary from jurisdiction to jurisdiction. They currently range from 0% to 3.5%.

Fund Expenses

You will bear the costs of advisory fees and operating expenses deducted from Fund assets.

You can find detailed information about fees and charges imposed on the Contract under “Charges and Deductions”.

Transfers

Transfers Among Account A Subaccounts

Before the annuity date, you may transfer all or part of your Account A value among the subaccounts up to six times per contract year without charge. However, the BlackRock Balanced Capital V.I. Subaccount and the BlackRock Equity Dividend V.I. Subaccount are closed to transfers of contract value from other subaccounts. You may make

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more than six transfers among available subaccounts, but we may charge $25 per extra transfer. You may elect a Dollar Cost Averaging feature so that money you’ve put in the Account A BlackRock Money Market V.I. Subaccount is systematically transferred monthly into other Account A subaccounts you select without charge. ). We may impose additional restrictions on transfers. (“See Transfers — Disruptive Trading.”)

Transfers From Account A to Account B

Once each contract year, you may transfer from Account A to Account B all or a portion of the greater of any gain in account value and/or any premium no longer subject to a sales charge or 10% of premiums still subject to a sales charge (minus any premium already withdrawn or transferred). Additionally, we allow periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, on a monthly, quarterly, semi-annual or annual basis. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same contract year.

This is the only amount you may transfer from Account A to Account B during a contract year. We impose no charge on this transfer. We don’t permit transfers from Account B to Account A.

Withdrawals

You can withdraw money from the Contract. Withdrawals from Account A are generally subject to a sales charge (see “Sales Charge”). However, we won’t impose a sales charge to the extent that the withdrawals from Account A in a contract year do not exceed the “free withdrawal amount” determined as of the date we receive your withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b) minus any premiums previously withdrawn or transferred during that contract year, where:

(a)  =  10% of total premiums paid into Account A that are subject to a contingent deferred sales charge;

  and

(b)  =  your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

You may take your free withdrawals through lump sum withdrawals or the systematic withdrawal program. Through systematic withdrawals from Account A you may elect, once per contract year, for withdrawals to be paid on a monthly, quarterly, semi-annual or annual basis.

We don’t impose a sales charge on withdrawals from Account B.

Once each contract year you may use the automatic withdrawal program to withdraw the value in Account B on a monthly, quarterly, semi-annual, or annual basis. These automatic withdrawals are not subject to any sales charge (see “Withdrawals and Surrenders”).

A withdrawal may have adverse tax consequences, including the imposition of a penalty tax on withdrawals prior to age 59 1/2. Withdrawals from tax sheltered annuities are restricted (see “Federal Income Taxes”).

Death Benefit

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner (or the annuitant if the Contract has a non-natural owner) dies before the annuity date.

If you are under age 80 when the Contract is issued, the death benefit equals the greatest of: premiums less adjusted withdrawals; the contract value; or the Maximum Anniversary Value. The Maximum Anniversary Value equals the greatest anniversary value for the Contract. If you are age 80 or over when the Contract is issued, the death benefit equals the greater of premiums less adjusted withdrawals or the contract value.

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In all states except Washington, Illinois, and Minnesota, contract owners may elect the Estate Enhancer benefit for an additional annual charge. The Estate Enhancer benefit is an optional rider that pays, on the death of an owner, a benefit that provides proceeds that may be used to defray some or all of the expenses attributable to death benefit proceeds paid under the Contract. The Estate Enhancer benefit provides coverage in addition to the Contract’s guaranteed minimum death benefit. The Estate Enhancer benefit is not available if you are age 76 or older. If you elect the Estate Enhancer benefit, you cannot cancel it.

You can find more detailed information about the death benefit and the Estate Enhancer benefit, and how they are calculated, including age limitations that apply, under “Death Benefit”.

If you purchased your Contract prior to December 13, 2002, your guaranteed minimum death benefit was calculated in a different manner. Please refer to your Contract.

The payment of a death benefit may have tax consequences (see “Federal Income Taxes”).

Annuity Payments

Annuity payments begin on the annuity date and are made under the annuity option you select. When you buy the Contract, the annuity date for nonqualified Contracts is the older annuitant’s 90th birthday. If your Contract is owned by the type of non-natural person (i.e., a corporation or a non-grantor trust) that does not receive tax deferral, the annuity date is the annuitant’s 85th birthday. The annuity date for IRA Contracts or tax sheltered annuity Contracts is generally when the owner/annuitant reaches age 70 1/2.

Details about the annuity options available under the Contract can be found under “Annuity Options”.

Annuity payments may have tax consequences (see “Federal Income Taxes”).

All optional guaranteed benefit riders under the Contract terminate when annuity payments begin or on the maturity date.

Guaranteed Minimum Income Benefit

For an additional annual fee, you may elect the Guaranteed Minimum Income Benefit (“GMIB”). The GMIB is an optional rider that provides the option to receive payment of guaranteed minimum monthly fixed income during the lifetime of the annuitant, subject to certain conditions. See “Guaranteed Minimum Income Benefit”.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Replacement of Contracts

Generally, it is not advisable to purchase a Contract as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Contract is better for you. You may have to pay a surrender charge on your existing contract, and the Contract will impose a new surrender charge period. Before you buy a Contract, ask your Financial Advisor if purchasing a Contract could be advantageous, given the Contract’s features, benefits, and charges.

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You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer contract value between the subaccounts. State premium taxes may also be deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Premiums	None
Contingent Deferred Sales Charge (as a % of premium withdrawn)[1]	7%
Transfer Fee[2]	$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Periodic Charges Other Than Fund Expenses
Annual Contract Maintenance Charge[3]	$40
Separate Account Annual Expenses (as a % of average Separate Account value)
Account A:
Mortality and Expense Risk Charge	1.25%
Administration Charge	0.10%

Total Account A Annual Expenses	1.35%
Account B:
Mortality and Expense Risk Charge	0.65%
Administration Charge	0.00%

Total Account B Annual Expenses	0.65%
Annual Charges for Optional Riders
Estate Enhancer Charge[4]	0.25%
Guaranteed Minimum Income Benefit[5]	0.50%

Complete Years Elapsed Since Payment of Premium	Charge as a Percentage of Premium Withdrawn
0 years	7%
1 year	6%
2 years	5%
3 years	4%
4 years	3%
5 years	2%
6 years	1%
7 or more years	0%

[1]	The contingent deferred sales charge decreases by 1% annually to 0% after seven years for each premium payment made, as follows:

[2]

There is no charge for the first 6 transfers in a contract year. We currently do not, but may in the future, charge a $25 fee on all subsequent transfers. These rules apply only to transfers among Account A subaccounts. They do not apply to transfers from Account A to Account B. No transfers may be made from Account B.

[3]	The contract maintenance charge will be assessed annually at the end of each contract year if the contract value is less than $50,000 and upon surrender if other than on the contract anniversary.

[4]

The Estate Enhancer charge will be assessed annually at the end of each contract year based on the average of your contract values as of the end of each of the prior four contract quarters. We also impose a pro rata amount of this charge upon surrender, annuitization, death, or termination of the Rider. We won’t deduct this charge after the annuity date.

[5]

The figure shown is an annualized percentage of the GMIB Benefit Base. The GMIB charge will be deducted from your Account A value at the end of each calendar quarter based on the GMIB Benefit Base as of the last business day of each month within the calendar quarter. We will also deduct a pro rata amount of this fee upon termination of the Rider. We won’t deduct this fee after the annuity date. For Contracts issued before October 16, 2004, the GMIB charge was, and remains, 0.40%.

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The next table shows the Fund fees and expenses that you may pay periodically during the time that you own the Contract. The table shows the minimum and maximum total operating expenses of the Fund for the fiscal year ended December 31, 2010. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Range of Expenses for the Funds[6]	Minimum	Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.43%	2.27%

[6]

The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2010 or estimated for the current year. Current or future expenses may be greater or less than those shown. The investment adviser for certain Funds may contractually or voluntarily reimburse or waive Fund expenses. For more information about these arrangements, consult the prospectuses for the Funds.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, the Annual Contract Maintenance Charge, Separate Account Annual Expenses (assuming you are invested in Account A), the Estate Enhancer charge, the GMIB fee, and Annual Fund Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum and minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$1,080	$1,812	$2,559	$4,688

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$910	$1,300	$1,696	$3,007

(2)	If you annuitize or remain invested in the Contract at the end of the applicable time period:

Assuming the maximum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$446	$1,354	$2,281	$4,688

Assuming the minimum fees and expenses of any Fund, your costs would be:

1 year	3 years	5 years	10 years
$263	$813	$1,396	$3,007

The Examples reflect the $40 contract maintenance charge as 0.040% of average assets. They assume the Estate Enhancer benefit and GMIB Rider are elected. They reflect the annual charge of 0.25% of the average contract value at the end of the four prior contract quarters for the Estate Enhancer benefit, and the fee for the GMIB Rider at an annual rate of 0.50% of the GMIB Benefit Base determined monthly and deducted quarterly from your Account A value. Contractual waivers and reimbursements are reflected in the first year of the example, but not in subsequent years. See the “Charges and Discussions” section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

The examples should not be considered a representation of past or future expenses or annual rates of return of any Fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples.

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Condensed financial information containing the accumulation unit value history appears at the end of this Prospectus.

YIELDS AND TOTAL RETURNS

From time to time, we may advertise yields, effective yields, and total returns for the subaccounts. These figures are based on historical earnings and do not indicate or project future performance. We may also advertise performance of the subaccounts in comparison to certain performance rankings and indices. More detailed information on the calculation of performance information appears in the Statement of Additional Information.

Effective yields and total returns for a subaccount are based on the investment performance of the corresponding Fund. Fund expenses influence Fund performance.

The yields of the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount refer to the annualized income generated by an investment in each subaccount over a specified 7-day period. The yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of an Account A subaccount (besides the Account A BlackRock Money Market V.I. Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one month period. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

The average annual total return of a subaccount refers to return quotations assuming an investment has been held in each subaccount for 1, 5 and 10 years, or for a shorter period, if applicable. The average annual total returns represent the average compounded rates of return that would cause an initial investment of $1,000 to equal the value of that investment at the end of each 1, 5 and 10-year period. These percentages include any sales charge that would apply if you terminated the Contract at the end of each period indicated, but exclude any deductions for premium taxes.

We may also advertise or present yield or total return performance information computed on different bases, but this information will always be accompanied by average annual total returns for the corresponding subaccounts. For example, we may present total return information that doesn’t reflect a deduction for the sales charge. This presentation assumes that an investment in the Contract will extend beyond the period when the sales charge applies, consistent with the long term investment and retirement objectives of the Contract. We may also advertise total return performance information for the Funds. We may also present total return performance information for a subaccount for periods before the date the subaccount commenced operations. If we do, we’ll base performance of the corresponding Fund as if the subaccount existed for the same periods as those indicated for the corresponding Fund, with a level of fees and charges equal to those currently imposed under the Contracts. We may also present total performance information for a hypothetical Contract assuming allocation of the initial premium to more than one subaccount or assuming monthly transfers from the Account A BlackRock Money Market V.I. Subaccount to designated subaccounts under a dollar cost averaging program. This information will reflect the performance of the affected subaccounts for the duration of the allocation under the hypothetical Contract. It will also reflect the deduction of charges described above except for the sales charge. This information may also be compared to various indices.

Advertising and sales literature for the Contracts may also compare the performance of the subaccounts and Funds to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, with investment objectives similar to each of the Funds corresponding to the subaccounts. Performance information may also be based on rankings by services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

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Advertising and sales literature for the Contracts may also compare the performance of the subaccounts to various indices measuring market performance. These unmanaged indices assume the reinvestment of dividends, but do not reflect any “deduction” for the expense of operating or managing an investment portfolio.

Advertising and sales literature for the Contracts may also contain information on the effect of tax deferred compounding on subaccount investment returns, or returns in general. The tax deferral may be illustrated by graphs and charts and may include a comparison at various points in time of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis.

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

We are a stock life insurance company organized under the laws of the State of Washington on January 27, 1986 and engaged in the sale of life insurance and annuity products. We changed our corporate location to Arkansas on August 31, 1991. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON USA is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. Prior to July 1, 2010, we were known as Merrill Lynch Life Insurance Company. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., (“Merrill Lynch”) a corporation whose common stock is traded on the New York Stock Exchange.

Our financial statements can be found in the Statement of Additional Information. You should consider them only in the context of our ability to meet any Contract obligation.

THE ACCOUNTS

You may direct premiums into one or both of two segregated investment accounts available to the Contract (the “Accounts”). The Merrill Lynch Life Variable Annuity Separate Account A (“Account A”) offers through its subaccounts a variety of investment options. Each option has a different investment objective. The Merrill Lynch Life Variable Annuity Separate Account B (“Account B”) offers a money market investment through its subaccount.

We established the Accounts on August 6, 1991. They are governed by Arkansas law, our state of domicile. They are registered with the Securities and Exchange Commission as unit investment trusts under the Investment Company Act of 1940. Each account meets the definition of a separate account under the Federal securities laws. The Accounts’ assets are segregated from all of our other assets.

Segregation of Account Assets

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. We own all of the assets in the Accounts. Each Account’s income, gains, and losses, whether or not realized, derived from Account assets are credited to or charged against the Account without regard to our other income, gains or losses. The assets in each Account will always be at least equal to the reserves and other liabilities of the Account. If an Account’s assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account. Under Arkansas insurance law the assets in each Account, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct nor may the assets of either Account be charged with any liabilities of the other Account.

Subaccount Investments

The subaccount available through Account B invests in the BlackRock Money Market V.I. Fund, which is also available through a subaccount in Account A. Two subaccounts previously available through Account A (the BlackRock Balanced Capital V.I. Subaccount and the BlackRock Equity Dividend V.I. Subaccount) are closed to allocations of new premiums and incoming transfers of contract value. All subaccounts invest in a corresponding portfolio of the the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco V.I. Funds”); the AllianceBernstein Variable Products Series Fund, Inc. (the “AllianceBernstein Fund”);

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the American Century Variable Portfolios, Inc. (the “American Century Portfolios”); BlackRock Variable Series Funds, Inc. (the “BlackRock Variable Funds”); the Davis Variable Account Fund, Inc. (the “Davis Fund”); the Federated Insurance Series (the “Federated Series”); the MFS®Variable Insurance TrustSM (the “MFS Trust”); the PIMCO Variable Insurance Trust (the “PIMCO VIT Trust”). Additional subaccounts may be added or closed in the future.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, subadviser, manager, or sponsor, nevertheless, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser, subadviser, or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain funds available only through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract should not be indicative of performance of the similarly named fund available through the Contract.

INVESTMENTS OF THE ACCOUNTS

General Information and Investment Risks

Information about investment objectives, management, policies, restrictions, expenses and all other aspects of fund operations can be found in the Funds’ prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of Transamerica Advisors Life Insurance Company of New York (an indirect wholly owned subsidiary of AEGON USA), and insurance companies affiliated or not affiliated with us, to fund benefits under certain variable annuity and variable life insurance contracts. Shares of these funds may be offered in the future to certain pension or retirement plans.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well fund management anticipates changes in economic conditions.

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THE FUNDS

The following Funds are available under the Contract

AIM Variable Insurance Funds (Invesco Variable

Insurance Funds) – Series I Shares

Managed by Invesco Advisers, Inc.

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco Van Kampen V.I. Comstock Fund(1)

AllianceBernstein Variable Products Series Fund, Inc.

– Class A

Managed by AllianceBernstein L.P.

AllianceBernstein Global Thematic Growth Portfolio

AllianceBernstein Large Cap Growth Portfolio

American Century Variable Portfolios, Inc. – Class I

Managed by American Century Investment Management, Inc.

VP International Fund

VP Ultra® Fund

BlackRock Variable Series Funds, Inc. – Class I

Managed by BlackRock Investments, LLC

BlackRock Basic Value V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund*

BlackRock S&P 500 Index V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock Value Opportunities V.I. Fund

Davis Variable Account Fund, Inc.

Managed by Davis Selected Advisers, LP

Davis Value Portfolio

Federated Insurance Series – Primary Shares

Managed by Federated Equity Management Company

of Pennsylvania

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

MFS® Variable Insurance Trust – Initial Class

Managed by MFS® Investment Management

MFS® Growth Series

PIMCO Variable Insurance Trust

– Administrative Class Shares

Managed by Pacific Investment Management

Company LLC

Total Return Portfolio

(1)	Formerly known as Van Kampen Life Investment Trust Comstock Portfolio. The adviser is now Invesco Advisers, Inc.

*	Available both through Account A and Account B. There can be no assurance that the BlackRock Money Market V.I. Fund portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of contract charges, the yield on the BlackRock Money Market V.I. Fund subaccount may become extremely low and possibly negative.

We have closed the subaccounts investing in the BlackRock Balanced Capital V.I. Fund and the BlackRock Equity Dividend V.I. Fund (formerly known as BlackRock Utilities and Telecommunications V.I. Fund) of the BlackRock Variable Series Funds, Inc. to allocations of new premium payments and incoming transfers of contract value.

In order to obtain a copy of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.

Certain Payments We Receive With Regard to the Funds

We (and our affiliates) may directly or indirectly receive payments, which may be significant, from the Funds, their advisers, subadvisers, distributors, or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:

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•

Rule 12b-1 and Shareholder Service Fees. We receive 12b-1 or shareholder service fees from some Funds. These fees are deducted from the assets of the Funds and decrease the Funds’ investment returns. The percentages differ, and some Funds may pay more than others. Currently, these fees annually range from 0.0% to 0.25% of the average daily assets of the Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. We may continue to receive 12b-1 or shareholder service fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we or our affiliates provide.

•

Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, subadviser, and/or distributor (or affiliates thereof) of the Funds may make payments to us and/or our affiliates. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Contract owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisers (or affiliates) may pay more than others. These percentages currently range from 0.0% to 0.35% annually.

The combined percentages we receive with regard to each Fund currently range from 0.25% to 0.381% annually. Proceeds from these payments by the Funds, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the Contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the Funds. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Other Information – Selling the Contract” in this prospectus.

Selection of Underlying Funds

We select the underlying Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund’s adviser is one of our affiliates or whether the Fund, its adviser, or an affiliate makes payments to us or our affiliates. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds.” We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of contract value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from contract owners.

You are responsible for choosing the subaccounts and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select subaccounts for your initial premium payment, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the contract value of your Contract resulting from the performance of the Funds you have chosen.

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Purchases and Redemptions of Fund Shares; Reinvestment

The Accounts will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contract. Fund distributions to the Accounts are automatically reinvested at net asset value in additional shares of the Funds.

Material Conflicts, Substitution of Investments and Changes to Accounts

The Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts, and/or to qualified plans).

It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in Federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of Account A or Account B or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our contract owners.

We may substitute a different investment option for any of the current Funds. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. A substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing contract value or the future premium payments, or both for some or all classes of Contracts. Furthermore, we may close subaccounts to allocation of new premium payments or incoming transfers of contract value, or both, for some or all classes of Contracts at any time in our sole discretion. However, before any such substitution, we would obtain any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to either Account, eliminate subaccounts in either Account, deregister either or both of the Accounts under the Investment Company Act of 1940 (the “1940 Act”), make any changes required by the 1940 Act, operate either or both Accounts as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or account to another subaccount or account pursuant to a combination or otherwise, and create new accounts. Before we make certain changes, we may need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.

CHARGES AND DEDUCTIONS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits. For example, the sales charge may not fully cover all of the sales and distribution expenses we actually incur, and we may use proceeds from other charges, including the mortality and expense risk charge, in part to cover such expenses.

Mortality and Expense Risk Charge

We impose a mortality and expense risk charge on the Accounts. It equals 1.25% annually for Account A and 0.65% annually for Account B. We deduct it daily from the net asset value of the Accounts prior to the annuity date. Of this amount, 0.75% annually for Account A and 0.35% annually for Account B is attributable to mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include

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making annuity payments which won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract.

The remaining portion of the charge, 0.50% annually for Account A and 0.30% annually for Account B, is attributable to expense risks we assume should the contract maintenance and administration charges be insufficient to cover all contract maintenance and administration expenses.

The mortality and expense risk charge is greater for Account A than for Account B because a greater guaranteed death benefit and higher administrative expenses are attributable to Account A. If this charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses. The charge will never increase.

Sales Charge

When Imposed

We may impose a contingent deferred sales charge on withdrawals and surrenders from Account A. We don’t impose the charge on withdrawals or surrenders from Account B. This charge is for expenses relating to the sale of the Contract, such as commissions, preparation of sales literature, and other promotional activity. We impose the charge only on premium withdrawn from Account A held for less than seven years. Each premium, whether initial or subsequent, is subject to a decreasing sales charge up to the seventh year after the premium is paid, in accordance with the schedule below. However, where permitted by state regulation, up to 10% of this premium can be accessed without a sales charge if withdrawn through systematic withdrawals from Account A. (See “Withdrawals and Surrenders”.) In addition, where permitted by state regulation, we won’t impose a contingent deferred sales charge on any premium withdrawn from Contracts purchased by our employees or our affiliates or from Contracts purchased by the employees’ spouses or dependents.

Amount of Charge

The maximum charge is 7% of the premium withdrawn during the first year after that premium is paid. The charge decreases by 1% annually to 0% after year seven for that premium, as shown below.

Number of Complete Years Elapsed Since Premium Was Paid	Contingent Deferred Sales Charge
0	7%
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%
7	0%

The charge is calculated on total premiums withdrawn from Account A. If, however, your account value at the time of withdrawal is less than your premiums paid in, the charge is based on your account value. Gain in account value is never subject to this sales charge. We make withdrawals of any “free withdrawal amount” in any contract year as if gain is withdrawn first, followed by premiums. Withdrawals in excess of the “free withdrawal amount” will be effected as if premiums are withdrawn first. Premiums are assumed to be withdrawn on a first-in, first-out (“FIFO”) basis. The example below explains this charge.

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How The Sales Charge Works

If you made a $5,000 premium payment to Account A and withdrew the entire $5,000 three years later, we would impose a 4% charge on the $5,000 withdrawal. If you had made a $5,000 premium payment to Account A and due to negative investment experience only $4,500 remained in Account A when you withdrew it three years later, we would impose a 4% charge only on $4,500 of the original premium. If instead the $5,000 premium payment you made to Account A grew to $6,000 due to positive investment experience, and you withdrew $600 of gain in account value three years later, and thereafter withdrew the remaining $5,400 in a subsequent withdrawal that same year, we would not impose a contingent deferred sales charge on the $600 withdrawn (as it represents gain, and not premium) and we would impose a 4% contingent deferred sales charge only on $5,000 of the $5,400 subsequent withdrawal (as $400 of that amount represents gain).

How Deducted

We deduct the charge on a pro rata basis from among the subaccounts you’re invested in, based on the ratio of your subaccount value to your Account A value. Amounts deducted to cover this charge do not incur any separate surrender charges. The example below shows how this works.

Pro Rata Deductions

Kim Investor’s Retirement Plus® Contract has a current account value of $100,000. $60,000 is in the BlackRock Basic Value V.I. Subaccount, and $40,000 is in the BlackRock Capital Appreciation V.I. Subaccount. Kim withdraws $20,000 from the Contract, and the entire $20,000 is subject to a 7% sales charge ($1,400). Accordingly, $840—60% of $1,400—is deducted from the BlackRock Basic Value V.I. Subaccount and $560—40% of $1,400—is deducted from the BlackRock Capital Appreciation V.I. Subaccount.

(See “Withdrawals and Surrenders” and “Accumulation Units” for a discussion of the effect the deduction of this charge will have on the number of accumulation units credited to a Contract.)

Administration Charge

We charge 0.10% annually to reimburse us for costs associated with the establishment and administration of the Contract. We deduct the charge daily only from the net asset value of Account A prior to the annuity date. We don’t impose the charge on the assets in Account B. This charge covers such expenses as optional contract transactions (for example, processing transfers and Dollar Cost Averaging transactions). This charge will never increase.

Contract Maintenance Charge

We charge $40 each year to reimburse us for expenses related to maintenance of the Contract. These expenses include issuing Contracts, maintaining records, and performing accounting, regulatory compliance, and reporting functions. We deduct this charge from your contract value at the end of each contract year that occurs on or before the annuity date. We won’t deduct it after the annuity date. We also deduct the charge if you surrender the contract on any date besides a contract anniversary. We deduct the charge on a pro rata basis from among all subaccounts in which your contract value is invested. The contract maintenance charge will never increase.

We’ll waive this charge on all Contracts with a contract value equal to or greater than $50,000 on the date the charge would normally be deducted.

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Currently, a contract owner of three or more of these Contracts will be assessed no more than $120 in contract maintenance charges annually. We reserve the right to change this limit at any time.

Estate Enhancer Charge

If you elect the Estate Enhancer benefit, we deduct a charge at the end of each contract year equal to 0.25% annually of the average of the contract values as of the end of each of the prior four contract quarters. We won’t deduct this charge after the annuity date. We will impose a pro rata amount of this charge upon surrender, annuitization, death or termination of the rider between contract anniversaries. We deduct this charge regardless of whether the Estate Enhancer benefit has any value.

GMIB Fee

If you elect the GMIB, we will charge a fee that compensates us for the risks we assume in providing this benefit. We will deduct the fee from Account A at the end of each calendar quarter and upon termination of the GMIB Rider. On the last business day of each month or upon termination of the GMIB Rider, we will determine a fee of 0.50% of the GMIB Benefit Base divided by 12. (For Contracts issued before October 16, 2004, we will use 0.40% of the GMIB Benefit Base divided by 12.) The sum of the fees for each month during a calendar quarter and for any termination during a calendar quarter will be deducted from your Account A value on the last business day of that calendar quarter or on the termination date, if earlier. The GMIB Fee will be reduced proportionally for any month in which the GMIB Rider terminates prior to the last business day of that month or was not in effect as of the last business day of the prior month. The GMIB Fee is withdrawn from each subaccount of Account A in the same proportion that your value in each subaccount of Account A bears to your total Account A value on the date it is withdrawn. We do not deduct the GMIB Fee after the annuity date. We deduct this fee regardless of whether annuity payments under the GMIB would be higher than those provided under the Contract.

Other Charges

Transfer Charges

You may make up to six transfers among Account A subaccounts per contract year without charge. If you make more than six, we may, but currently do not, charge you $25 for each extra transfer. (See “Transfers”.)

Tax Charges

We reserve the right, subject to any necessary regulatory approval, to charge for assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. We also reserve the right to deduct from the Accounts any taxes imposed on the Accounts’ investment earnings. (See “Tax Status of the Contract”.)

Fund Expenses

In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See “Fee Table”.) Information about those fees and expenses also can be found in the prospectuses for the Funds, and in the applicable Statement of Additional Information for each Fund.

Premium Taxes

Various states impose a premium tax on annuity premiums when they are received by an insurance company. In other jurisdictions, a premium tax is paid on the contract value on the annuity date.

Premium tax rates vary from jurisdiction to jurisdiction and currently range from 0% to 3.5%. Although we pay these taxes when due, we won’t deduct them from your contract value until the annuity date. In those jurisdictions that do not allow an insurance company to reduce its current taxable premium income by the amount of any withdrawal, surrender or death benefit paid, we will also deduct a charge for these taxes on any withdrawal, surrender or death benefit paid under the Contract.

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Premium tax rates are subject to change by law, administrative interpretations, or court decisions. Premium tax amounts will depend on, among other things, the contract owner’s state of residence, our status within that state, and the premium tax laws of that state.

FEATURES AND BENEFITS OF THE CONTRACT

As we describe the contract, we will often use the word “you”. In this context “you” means “contract owner”.

Ownership of The Contract

The contract owner is entitled to exercise all rights under the Contract. Unless otherwise specified, the purchaser of the Contract will be the contract owner. The Contract can be owned by a trust or a corporation. However, special tax rules apply to Contracts owned by “non-natural persons” such as corporations and certain types of “non-grantor” trusts. You should consult your tax advisor if the annuity will be owned by a “non-natural person.” If you are a human being, you are considered a “natural person.” You may designate a beneficiary. If you die, the beneficiary will receive a death benefit. You may also designate an annuitant. You may change the annuitant at any time prior to the annuity date. If you don’t select an annuitant, you are the annuitant. If the Contract is an IRA, the owner must be the annuitant. Please note that if you purchase your Contract through a custodial account, the owner of the Contract will be the custodial account and the annuitant must generally be the custodial account owner.

If a non-natural person owns the Contract and changes the annuitant, the Internal Revenue Code (IRC) requires us to treat the change as the death of a contract owner. We will then pay the beneficiary the contract value, less any applicable fees and charges.

Only spouses may be co-owners of the Contract, except in Pennsylvania, New Jersey, and Oregon. When the Contract is issued in exchange for another contract that was co-owned by non-spouses, the Contract will be issued with non-spousal co-owners. When co-owners are established, they exercise all rights under the Contract jointly unless they elect otherwise. Co-owner spouses must each be designated as beneficiary for the other in order for the surviving spouse to continue the Contract under the spousal continuation provision upon the death of the other spousal co-owner. Co-owner spouses may also designate a contingent beneficiary to receive benefits on the surviving spouse co-owner’s death. The surviving spouse may later name a new beneficiary, provided the original “contingent beneficiary” designation is not irrevocable. Qualified Contracts may not have co-owners. (See “Spousal Continuation” later in this Prospectus.)

Please note that non-spousal co-owners in Pennsylvania, New Jersey and Oregon are not able to continue the Contract or any guaranteed benefit, such as the GMIB, if one co-owner dies during the accumulation phase. Federal tax law requires that any death proceeds be fully distributed, generally within five years of death, in accordance with IRC Section 72(s).

You may assign the Contract to someone else by giving notice to our Service Center unless not permitted by law in your state. Please refer to your Contract. Only complete ownership of the Contract may be assigned to someone else. You can’t do it in part. An assignment to a new owner cancels all prior beneficiary designations except a prior irrevocable beneficiary designation. Assignment of the Contract may have tax consequences or may be prohibited on certain qualified Contracts, so you should consult with a qualified tax advisor before assigning the Contract. (See “Federal Income Taxes”.)

Issuing the Contract

Issue Age

You can buy a nonqualified Contract if you (or any co-owner) are less than 90 years old. Annuitants on nonqualified Contracts must also be less than 90 years old when we issue the Contract. For qualified Contracts (owned by natural persons), the contract owner and annuitant must be the same person. Contract owners and annuitants on qualified Contracts must be less than 70 1/2 years old when we issue the Contract, unless certain exceptions are met. To elect the GMIB Rider, the annuitant (and any co-annuitant) must be 75 years old or younger on the date of issue of the

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Contract. The Contract is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity Contracts.

If you change the owner, the new owner must be younger than the maximum age for a newly issued Contract.

Information We Need To Issue The Contract

Before we issue the Contract, we need certain information from you. We may require you to complete and return certain documents in certain circumstances, such as when the Contract is being issued to replace, or in exchange for, another annuity or life insurance contract. Once we review and approve the documents or the information provided, and you pay the initial premium, we’ll issue a Contract. The date we do this is called the date of issue. Generally, we’ll do this and invest the premium within two business days of our receiving your premium. If we haven’t received necessary information within five business days, we will return the premium and no Contract will be issued.

Right to Review

When you receive the Contract, review it carefully to make sure it is what you intended to purchase. Generally, within ten days after you receive the Contract, you may return it for a refund. The Contract will then be deemed void. Some states allow a longer period of time to return the Contract, particularly if the Contract is replacing another contract. To receive a refund, return the Contract along with your letter of instruction to our Service Center or to the Financial Advisor who sold it. We will then refund the greater of all premiums paid into the Contract or the contract value as of the date we receive your returned Contract. For Contracts issued in Pennsylvania, we will refund the contract value as of the date we receive your returned Contract. For Contracts issued in California to contract owners who are 60 years of age or older and who directed us to invest the premiums immediately in subaccount(s) other than the BlackRock Money Market V.I. Subaccount, we will refund the contract value as of the date we receive your returned Contract.

Premiums

Minimum and Maximum Premiums

The initial premium payment must be $5,000 or more on a nonqualified Contract and $2,000 or more on an IRA Contract. Subsequent premium payments generally must each be $100 or more. You can make them at any time before the annuity date. We may refuse to accept additional premiums under your Contract if the total premiums paid under all variable annuity contracts issued by us or any other life insurance company affiliate, on your life (or the life of any older co-owner) exceed $1,000,000. Maximum annual contributions to qualified Contracts are limited by Federal law. We reserve the right to reject premium payments for any other reason.

How to Make Payments

You must either pay premiums directly to our Service Center at the address printed on the first page of this Prospectus or have money transferred from your MLPF&S brokerage account.

Third Party Checks

We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Advisors Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from rollovers or transfers from other financial institutions. Any third party checks not accepted by our company will be returned.

Premium Investments

For the first 14 days following the date of issue, we’ll hold all premiums directed into Account A in the BlackRock Money Market V.I. Subaccount. After the 14 days, we’ll reallocate the account value to the Account A subaccounts

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you selected. In Pennsylvania, we’ll invest all premiums as of the date of issue in the subaccounts you selected. For Contracts issued in California, for contract owners who are 60 years of age or older, we will put all premiums in the BlackRock Money Market V.I. Subaccount for the first 35 days following the contract date, unless the contract owner directs us to invest the premiums immediately in other subaccounts. We’ll place premiums directed into Account B in the BlackRock Money Market V.I. Subaccount on the date of issue. We’ll place subsequent premiums allocated to Account B in the BlackRock Money Market V.I. Subaccount as of the end of the valuation period in which our Service Center receives them.

Currently, you may allocate your premium among 18 of the available subaccounts. Allocations must be made in whole numbers. For example, 12% of a premium received may be allocated to the BlackRock Total Return V.I. Subaccount, 58% allocated to the BlackRock High Income V.I. Subaccount, and 30% allocated to the BlackRock Large Cap Core V.I. Subaccount. However, you may not allocate 33 1/3% to the BlackRock Total Return V.I. Subaccount and 66 2/3% to the BlackRock High Income V.I. Subaccount. If we don’t get allocation instructions when we receive subsequent premiums, we will allocate those premiums according to the allocation instructions we have on file. We reserve the right to modify the limit on the number of subaccounts to which future allocations may be made.

Accumulation Units

Each subaccount has a distinct value, called the accumulation unit value. The accumulation unit value for a subaccount varies daily with the performance and expenses of the corresponding fund. We use this value to determine the number of subaccount accumulation units represented by your investment in a subaccount.

How Are My Contract Transactions Priced?

We calculate an accumulation unit value for each subaccount at the close of business on each day that the New York Stock Exchange is open. Transactions are priced, which means that accumulation units in your Contract are purchased (added to your Contract) or redeemed (taken out of your Contract), at the unit value next calculated after our Service Center receives notice of the transaction. For premium payments and transfers into a subaccount, units are purchased. For payment of Contract proceeds (i.e., partial withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deduction for the contract maintenance charge, any sales charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due, units are redeemed.

How Do We Determine The Number of Units?

We determine the number of accumulation units purchased by dividing the dollar value of the premium payment or the amount transferred into the subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the premium payment or transfer is made. Similarly, we determine the number of accumulation units redeemed by dividing the dollar value of the amount of the Contract proceeds (i.e., withdrawals, surrenders, annuitization, and death benefits), transfers out of a subaccount, and deductions for any contract fee, any surrender charge, any Estate Enhancer charge, any GMIB fee, any transfer charge, and any premium taxes due from a subaccount by the value of one accumulation unit for that subaccount for the valuation period in which the redemption is made. The number of subaccount accumulation units for a Contract will therefore increase or decrease as these transactions are made. The number of subaccount accumulation units for a Contract will not change as a result of investment experience or the deduction of mortality and expense risk and administration charges. Instead, these charges and investment experience are reflected in the accumulation unit value.

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When we establish a subaccount, we set an initial value for an accumulation unit (usually, $10). Accumulation unit values increase, decrease, or stay the same from one valuation period to the next. An accumulation unit value for any valuation period is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the subaccount for the current valuation period.

The net investment factor is an index used to measure the investment performance of a subaccount from one valuation period to the next. For any subaccount, we determine the net investment factor by dividing the value of the assets of the subaccount for that valuation period by the value of the assets of the subaccount for the preceding valuation period. We subtract from that result the valuation period equivalent of the annual administration and mortality and expense risk charges. We also take reinvestment of dividends and capital gains into account when we determine the net investment factor.

We may adjust the net investment factor to make provisions for any change in law that requires us to pay tax on capital gains in the Accounts or for any assessments or Federal premium taxes or Federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums. (See “Other Charges”.)

Death of Annuitant Prior to Annuity Date

If the annuitant dies before the annuity date, and the annuitant is not a contract owner, the owner may designate a new annuitant. If a new annuitant is not designated, the contract owner will become the annuitant unless any owner is not a natural person. If any contract owner is not a natural person, no new annuitant may be named and the death benefit will be paid to the beneficiary.

Transfers

Transfers Within Account A

Before the annuity date, you may transfer all or part of your Account A value among the Account A subaccounts up to six times per contract year without charge. You can make additional transfers among Account A subaccounts, but we may charge you $25 for each extra transfer. We will deduct the transfer charge pro rata from among the subaccounts you’re transferring from. We reserve the right to change the number of additional transfers permitted each contract year.

Transfers among subaccounts may be made in specific dollar amounts or as a percentage of Account A value. You must transfer at least $100 or the total value of a subaccount, if less. Transfers specified as percentages are also subject to a $100 minimum with allocations in whole numbers. For example, 10% or 30% of $1,000 Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Income V.I. Subaccount, but 10.5% may not. Also, 20% of $600 ($120) Account A value in the BlackRock Total Return V.I. Subaccount may be transferred to the BlackRock High Income V.I. Subaccount, but 10% of $600 ($60) may not.

You may request transfers in writing or by telephone, once we receive proper telephone authorization. Transfer requests may also be made through your Merrill Lynch Financial Advisor, or another person you designate, once we receive proper authorization. Transfers will take effect as of the end of the valuation period on the date the Service Center receives the request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone transfer requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Disruptive Trading

Frequent or short-term transfers among Account A subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by contract owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a contract owner among the subaccounts may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other contract owners and other persons who may have an interest in the Contract (e.g., annuitants

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and beneficiaries). In order to try to protect our contract owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of particular Account A subaccounts made by contract owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to contract owners who are found to be engaged in disruptive trading activities. Contract owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” contract owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the contract owner in writing of the restrictions that will apply to future transfers under a Contract. Currently, our restrictions require such contract owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We will also require that the contract owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	not accepting a transfer request from a third party acting under authorization on behalf of more than one contract owner;
•	limiting the dollar or percentage of contract value that may be transferred among the subaccounts at any one time; and
•	imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect contract owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that contract owner even if we cannot identify, in the particular circumstances, any harmful effect from that contract owner’s future transfers.

Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all contract owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of contract owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective and consequently may result in certain trading activities being prohibited while others are allowed to proceed. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other contract owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual contract owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific contract owners who violate the disruptive trading policies established by the Fund.

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Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Contract owners and other persons with interests in the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from contract owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging

What Is It?

The Contract offers an optional transfer program called Dollar Cost Averaging (“DCA”). This program allows you to reallocate money at monthly intervals from the Account A BlackRock Money Market V.I. Subaccount to any of the remaining Account A subaccounts. The DCA Program is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected subaccounts monthly, the

DCA Program allows you to purchase more accumulation units when prices are low and fewer accumulation units when prices are high. Therefore, you may achieve a lower average cost per accumulation unit over the long-term. However, it is important to understand that a DCA Program does not assure a profit or protect against a loss in a declining market. If you choose to participate in the DCA Program, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA Program before the annuity date. You may elect the DCA Program in writing or by telephone, once we receive proper telephone authorization. Once you start using the DCA Program, you must continue it for at least three months. After three months, you may cancel the DCA Program at any time by notifying us in a form satisfactory to us. Once you reach the annuity date, you may no longer use this program.

Minimum Amounts

To elect DCA, you need to have a minimum amount of money in the Account A BlackRock Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. Amounts of $100 or more must be allotted for transfer each month in the DCA feature. Allocations must be designated in whole percentage increments. No specific dollar amount designations may be made. We reserve the right to change these minimums. Should the amount in your Account A BlackRock Money Market V.I. Subaccount drop below the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your designated subaccount has dropped below the selected monthly transfer amount.

When Do We Make DCA Transfers?

You select the date for DCA transfers, within certain limitations. After we receive your request at our Service Center, we will make the first DCA transfer on the selected date of the following month. We’ll make subsequent DCA transfers on the same day of each succeeding month. We don’t charge for DCA transfers. These transfers are in addition to the six annual transfers permitted under the Contract.

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Transfers From Account A to Account B

Once each contract year, you may transfer from Account A to Account B all or a portion of the greater of an amount equal to any gain in account value and/or any premium not subject to sales charge or 10% of premiums still subject to a sales charge determined as of the date we receive the request (minus any of that premium already withdrawn or transferred). Only one subaccount, the BlackRock Money Market V.I. Subaccount, is available in Account B. Additionally, periodic transfers of all or a portion of the greater amount, determined at the time of each periodic transfer, are permitted, on a monthly, quarterly, semi-annual or annual basis. You may cancel periodic transfers at any time. Once canceled, they cannot be activated again until the next contract year. You cannot make automatic transfers from Account A to Account B and systematic withdrawals from Account A in the same contract year.

Generally, we will deduct the amount transferred on a pro rata basis from among the Account A subaccounts you specify, based on your proportional interest in each of these subaccounts to the Account A value, unless you request otherwise. However, if you want the amount transferred on a monthly, quarterly, semi-annual or annual basis, it must be deducted on a pro rata basis. There is no charge imposed on the transfer of this amount. No transfers are permitted from Account B to Account A.

Withdrawals and Surrenders

When and How Withdrawals are Made

Withdrawals are subject to tax and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. Pursuant to new tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals you request from a tax sheltered annuity Contract comply with applicable tax requirements before we process your request. (See “Federal Income Taxes”.)

Lump Sum Withdrawals

We don’t impose a sales charge on the withdrawals in any contract year out of Account A to the extent that they do not exceed the “free withdrawal amount” determined as of the date of withdrawal request. The “free withdrawal amount” equals the greater of (a) or (b), where:

(a) =	10% of total premiums paid into Account A that are subject to a contingent deferred sales charge; and
(b) =	your gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge.

Any amount previously withdrawn from Account A during that contract year plus any amount previously transferred from Account A to Account B during that contract year will be taken in account in determining the “free withdrawal amount” available as of the date of the withdrawal request. We will make these withdrawals as if gain is withdrawn first, followed by premium on a first-in, first-out (“FIFO”) basis. The contract value remaining after any withdrawal must be at least $2,000. Withdrawals are subject to tax to the extent of gain and prior to age 59 1/2 may also be subject to a 10% Federal penalty tax. Withdrawals from tax sheltered annuities are restricted. (See “Federal Income Taxes”.)

Example. Assume that you pay an initial premium of $100,000 and a Contract is issued on November 1, 2008. Assume that you allocate all premiums to Account A and that your contract value equals $105,000 on April 1, 2009 due to positive investment performance. On that date, you withdraw $20,000.

The “free withdrawal amount” equals $10,000 determined as the greater of (a) 10% of total premiums paid into Account A that are subject to a contingent deferred sales charge, less any prior withdrawals from Account A or transfers from Account A to Account B during that contract year ((10% of $100,000) — $0 = $10,000), and (b) gain in Account A plus premiums allocated to Account A that are not subject to a contingent deferred sales charge ($105,000 — $100,000 + $0 = $5,000). Accordingly, $10,000 of your withdrawal would not be subject to a surrender charge, while the remaining $10,000 would be subject to a 7% surrender charge.

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Unless you direct us otherwise, withdrawals will be taken from subaccounts in the same proportion as the subaccounts of the Account from which the withdrawal is made bear to your Account A value. You may make a withdrawal request in writing at our Service Center or once we’ve received proper telephone authorization, by telephone. You may direct your withdrawal to be paid into your bank account or other financial institution or sent to the address of record. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider telephone withdrawal requests to be received the following business day. (See “Other Information — Notices and Elections” for additional information on potential delays applicable to telephone transactions.)

Withdrawals will reduce your Contract value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals generally on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

We don’t impose sales charges on any withdrawals from Account B. In addition, where permitted by state regulation we don’t impose a sales charge on withdrawals from Account A on a Contract purchased by our employees or employees of our affiliates or purchased by the employee’s spouse or dependents.

Systematic Withdrawals from Account A

You may make systematic withdrawals from Account A on a monthly, quarterly, semi-annual, or annual basis. We currently limit the total amount of these withdrawals in any contract year to the “systematic free withdrawal amount” which is an amount no greater than 10% of the total premiums paid into Account A that are subject to a contingent deferred sales charge, plus 100% of total premiums paid into Account A that are no longer subject to a contingent deferred sales charge, less any prior amount withdrawn from Account A during that contract year, less any prior amount transferred from Account A to Account B during that contract year. No sales charges apply to systematic withdrawals of the “systematic free withdrawal amount.”

We reserve the right to change the limitation on the total amount available through systematic withdrawals in a contract year at any time. However, you will always be permitted to make systematic withdrawals in a contract year of an amount at least equal to 10% of the total premiums paid into Account A, less any prior amounts withdrawn from Account A during that contract year, less any prior amount transferred from Account A to Account B during that contract year.

Systematic withdrawals allow you to access your “systematic free withdrawal amount” and are in addition to the one lump sum transfer to Account B allowed each contract year to access that amount.

The systematic withdrawal program will end if the systematic withdrawals, when added to lump sum withdrawals from Account A and lump sum transfers to Account B in the same contract year, exceed the “systematic free withdrawal amount” as described above.

You can stop systematic withdrawals at any time upon notice to us. Once withdrawals are stopped, you cannot begin them again before the next contract year. Amounts available for withdrawal cannot be carried over to subsequent contract years. You have from the contract anniversary to the first payment date to change the payment date or frequency of the systematic withdrawals. You may change the payment amount and destination at any time.

Automatic Withdrawals from Account B

You may make automatic withdrawals from Account B on a monthly, quarterly, semi-annual, or annual basis. You may activate or cancel the automatic withdrawal program once each contract year. Once canceled, you can’t activate the program again until the next contract year. Please refer to the “Transfers from Account A to Account B” section to determine the amount available for automatic withdrawals from Account B. You may increase or decrease withdrawals at any time by contacting our Service Center.

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Considerations When Taking a Withdrawal from Your Contract

As stated previously, you can access cash from your annuity by initiating a lump sum withdrawal, participating in the systematic withdrawal program from Account A, or by participating in the automatic withdrawal program from Account B. You may utilize various combinations of these withdrawals. You should consider the impact that each type of withdrawal may have on your GMDB, contract value, and your ability to make future withdrawals. Please note that:

•

You are permitted to participate in both the systematic withdrawal program from Account A and the automatic withdrawal program from Account B at the same time. However, there is a limited window during which you may activate the automatic withdrawals from Account B without terminating the systematic withdrawal program from Account A. Specifically, activation of the automatic withdrawal program from Account B must occur after the last systematic withdrawal payment from Account A in the current contract year and before the next contract anniversary. If you activate the automatic withdrawal program from Account B outside this time frame, we will automatically terminate your systematic withdrawal program from Account A.

•

If you take a lump sum withdrawal prior to activating the systematic withdrawal program from Account A, the “systematic free withdrawal amount” for that contract year will be reduced dollar-for-dollar.

•

You may take lump sum withdrawals while participating in the systematic withdrawal program from Account A. However, a lump sum withdrawal from Account A may cause the systematic withdrawal program from Account A to terminate early.

•

If you take a lump sum withdrawal while participating in the systematic withdrawal program from Account A or the automatic withdrawal program from Account B, the withdrawal will reduce the amount in each subaccount on a pro-rata basis. You should note that pro-rata withdrawals that do not exclude Account B may cause early termination of your systematic withdrawal program from Account A or your automatic withdrawal program from Account B.

Minimum Amounts

The minimum amount that may be withdrawn is $100. At least $2,000 must remain in the Contract after you make a withdrawal. We reserve the right to change these minimums.

Surrenders

At any time before the annuity date you may surrender the Contract through a full withdrawal. Any request to surrender the Contract must be in writing. The Contract (or an affidavit of a lost Contract) must be delivered to our Service Center. We will pay you an amount equal to the contract value as of the end of the valuation period when we process the surrender, minus any applicable sales charge, minus any applicable contract maintenance charge, minus any applicable GMIB fee, and minus any applicable charge for premium taxes or the Estate Enhancer benefit. (See “Charges and Deductions”.) Surrenders are subject to tax and, prior to age 59 1/2, may also be subject to a 10% Federal penalty tax. Surrenders of tax sheltered annuities before age 59 1/2, death, disability, severance from employment, or hardship may be restricted unless proceeds are transferred to another tax sheltered annuity arrangement. (See “Federal Income Taxes”.)

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee or Notary Public Stamp as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an address change;
•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to

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requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;
•	Any surrender when the Company does not have an originating or guaranteed signature on file;
•	Any other transaction where we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 525-6205.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion signature guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan associations;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee when required.

Payments to Contract Owners

We’ll make any payments to you usually within seven days of our Service Center receiving your proper request. However, we may delay any payment, or delay processing any annuity payment or transfer request if:

(a)	the New York Stock Exchange is closed;
(b)	trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;
(c)	the Securities and Exchange Commission declares that an emergency exists making it difficult to dispose of securities held in the Accounts or to determine their value;
(d)	the Securities and Exchange Commission by order so permits for the protection of security holders; or
(e)	payment is derived from a check used to make a premium payment which has not cleared through the banking system.

If, pursuant to SEC rules, the BlackRock Money Market V.I. Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, then we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the BlackRock Money Market V.I. Subaccount until the Fund is liquidated.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a contract owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

Contract Changes

Requests to change the owner, beneficiary, annuitant, or annuity date of a Contract (if permitted) will take effect as of the date we receive such a request, unless we have already acted in reliance on the prior status. Such changes may have tax consequences. (See “Federal Income Taxes”. See also “Ownership of the Contract”.)

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Death Benefit

General

Regardless of investment experience, the Contract provides a guaranteed minimum death benefit if a contract owner dies before the annuity date. If you are under age 80 when the Contract is issued, the death benefit is the Maximum Anniversary Value death benefit. If you are under age 76, you may also elect the Estate Enhancer benefit, which provides a benefit at the death of an owner that may be used to defray some or all of the expenses attributable to death benefit proceeds under the Contract. The death benefit for contract owners with issue ages of 80 and over is the greater of: (i) premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B (as such terms are defined below) plus the value of Account B or (ii) the contract value on the date we receive due proof of death. Death benefit proceeds are not payable on the death of an annuitant unless you are a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.)

Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if an owner dies (or the annuitant if there is a non-natural owner) before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the date of death. Special rules may apply to a surviving spouse. (See “Federal Income Taxes”.)

We determine the death benefit as of the date we receive certain information at our Service Center. We call this information due proof of death. It consists of the Beneficiary Statement, a certified death certificate, and any additional documentation we may need to process the death claim. If we haven’t received the other documents within 60 days following our receipt of a certified death certificate, we will consider due proof of death to have been received and we pay the death benefit in a lump sum. For multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death his or her share of the death benefit. We will not pay any remaining beneficiary his or her share of the death benefit until we receive proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk that contract value will increase or decrease until such time as they submit due proof of death or 60 days following our receipt of a certified death certificate, whichever is sooner.

If the age of an owner (or annuitant, if any owner is a non-natural person) is misstated any death benefit will be adjusted to reflect the correct age. Unless you irrevocably designated a beneficiary, you may change the beneficiary at any time before the annuity date.

Death benefit proceeds are not payable on the death of an annuitant unless any owner is a non-natural person. (See “Death of Annuitant Prior to Annuity Date”.) Unless the owner has chosen the manner in which the death benefit is to be paid, we will pay the death benefit in a lump sum unless the beneficiary chooses an annuity payment option available under the Contract. (See “Annuity Options”.) However, if the owner (or the annuitant if the owner is a non-natural person) dies before the annuity date, Federal tax law generally requires us to distribute the entire contract value within five years of the owner’s (or the annuitant’s as applicable) date of death. Special rules may apply to a surviving spouse. (See “Federal Income Taxes”.)

Generally, death benefit proceeds are taxable to the extent of gain. (See “Federal Income Taxes — Taxation of Death Benefit Proceeds”).

Calculation of the Maximum Anniversary Value Death Benefit*

This death benefit option is not available if the issue age of the oldest owner is age 80 or over.

(a)	We determine the premiums paid into Account A less “adjusted withdrawals” from Account A and “adjusted transfers” to Account B.

*	For purposes of calculating the death benefit, if you purchased your Contract prior to December 13, 2002, any transfers or withdrawals will not be adjusted.

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(b)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,
(i)	we calculate an anniversary value for each contract anniversary through the earlier of your (or the older owner’s, if the Contract has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the Contract has co-owners or the annuitant’s, if the owner is a non-natural person) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value.
(c)	We compare the results in (a) and (b), and pick the higher value. This amount is referred to as the Guaranteed Minimum Death Benefit (“GMDB”).
(d)	We compare the GMDB plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal.

We will calculate the Maximum Anniversary Value based on your issue age (or the issue age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the contract date. Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is attained age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that contract anniversary.

The payment of the death benefit is subject to our financial strength and claims-paying ability.

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For an example of the calculation of the Maximum Anniversary Value Death Benefit, see Appendix E.

EXISTING CONTRACT OWNERS PLEASE NOTE: If your Contract was originally issued with the Maximum Anniversary Value death benefit, see the description below. Otherwise, the death benefit applicable to your Contract may vary from the descriptions in the text below. We previously also offered the 5% Rising Floor with 7th Anniversary Step-Up death benefit under Contract Forms ML-VA-001 and ML-VA-002.

Regardless of whether your Contract was issued on Contract Form ML-VA-001 or ML-VA-002, if you elected to change from the 5% Rising Floor with 7th Anniversary Step-Up death benefit to the Maximum Anniversary Value death benefit, see Appendix A for a description of the death benefit that applies to your Contract.

If your Contract was issued on Contract Form ML-VA-002 (which is currently in use in all states) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix B for a description of the death benefit that applies to your Contract.

If your Contract was issued on Contract Form ML-VA-001 (which was in use before Contract Form ML-VA-002 became available in your state) and you have the 5% Rising Floor with 7th Anniversary Step-Up death benefit, see Appendix C for a description of the death benefit that applies to your Contract.

If your Contract was issued in Washington before December 7, 2001, see Appendix D for a description of the 5% Rising Floor death benefit that applies to your Contract.

If you would like assistance in determining which death benefit applies to you, please consult your Contract or contact the Service Center at (800) 535-5549.

Estate Enhancer Benefit

The Estate Enhancer benefit provides coverage in addition to that provided by your death benefit. The Estate Enhancer benefit is designed to help offset expenses, including income taxes, attributable to payment of the death benefit. The Estate Enhancer benefit, like the death benefit payable under the Contract, is subject to Federal income taxes. You cannot elect the Estate Enhancer benefit if you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 76 or older on the effective date. If the benefit is being elected at issue, the effective date is the date of issue. Currently, the Estate Enhancer benefit cannot be elected on qualified Contracts. Estate Enhancer availability is subject to our approval if “Estate Enhancer premiums” on all contracts issued by us with the same owner(s) exceed $2,200,000. “Estate Enhancer premiums” means initial premium plus subsequent premium payments if the effective date is the date of issue, and the contract value on the effective date plus subsequent premium payments if the effective date is other than the date of issue. Once you elect the Estate Enhancer benefit, you cannot cancel it (except in North Dakota). The Estate Enhancer benefit, however, will terminate if you annuitize or surrender the Contract, or if the Contract otherwise terminates. The amount of Estate Enhancer benefit depends upon the amount of gain in your Contract. Because withdrawals and poor investment performance of the Funds will reduce the amount of gain in your Contract, they will reduce the value of the Estate Enhancer benefit. It is possible that the Estate Enhancer benefit may not have any value.

The percentage used to determine the benefit depends on your age (or the age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the date of issue (effective date of benefit). If you are age 69 or under on the effective date, your benefit is equal to 45% of the Estate Enhancer gain, but in no event will it exceed 45% of net premiums (excluding any subsequent premiums paid within one year prior to the death of any owner, or the annuitant, if the owner is a non-natural person and any premiums paid between the date of death and the date we receive notification of death). Estate Enhancer gain is the contract value on the date we calculate the death benefit minus net premiums since the effective date. Net premiums equal the premiums paid since the effective date less the portion of each withdrawal considered to be premium. Withdrawals reduce Estate Enhancer gain first and only withdrawals in excess of Estate Enhancer gain reduce net premiums. If you (or the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) are age 70 or over on the date of issue, the percentages are reduced from 45% to 30% in the calculation above.

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As described under “Spousal Continuation”, if a surviving spouse continues the Contract, the contract value will be increased to the amount that would have been paid as a death benefit, including any Estate Enhancer benefit. If the surviving spouse is younger than attained age 76 on the date he or she elects to continue the Contract, the Estate Enhancer benefit will also be continued. We will use the date the surviving spouse elects to continue the Contract as the effective date, and the percentages used in the calculations above will be based on the surviving spouse’s attained age on the effective date. Estate Enhancer gain and net premiums are calculated from the new effective date and the contract value on the effective date is considered a premium for purpose of these calculations. If the surviving spouse is attained age 76 or older on the date he or she elects to continue the Contract, the Estate Enhancer benefit will terminate.

You may change the owner of the Contract to your spouse without terminating the Estate Enhancer benefit provided that your spouse was younger than attained age 76 on the effective date. After such a change in owner, the amount of the Estate Enhancer benefit will be based on the attained age of your spouse, if older. We reserve the right to terminate the Estate Enhancer benefit if there is any other change of owner. If we do not terminate the Estate Enhancer benefit for a non-spousal ownership change, the continuation of the benefit will be subject to the parameters described in this paragraph.

The payment of the Estate Enhancer benefit is subject to our financial strength and claims-paying ability.

For an example of the calculation of the Estate Enhancer benefit, see Appendix F.

Spousal Continuation

If your beneficiary is your surviving spouse (as defined under Federal law), your spouse may elect to continue the Contract (except under tax sheltered annuities). If the Contract has a GMIB Rider at the time of spousal continuation, the Rider will also continue unless your spouse is ineligible for continuation under the terms of the Rider. Your spouse becomes the contract owner and the beneficiary until your spouse names a new beneficiary. We will compare the contract value to the death benefit which would have been paid to the surviving spouse. If the death benefit which would have been paid to the surviving spouse is greater than the contract value as of the date we would have determined the death benefit, we will increase the contract value of the continued Contract to equal the death benefit we would have paid to the surviving spouse. The increase will be applied to each subaccount then available for allocations of premiums and transfers of contract value based on the ratio of your contract value in each subaccount to your contract value prior to the increase.

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

Annuity Payments

We’ll make the first annuity payment on the annuity date, and payments will continue according to the annuity option selected. When you first buy the Contract, the annuity date for nonqualified Contracts is the older annuitant’s 90th birthday. However, you may specify an earlier annuity date. You may change the annuity date at any time before the annuity date. Generally the annuity date for IRA Contracts or tax sheltered annuity Contracts is when the owner/annuitant reaches age 70 1/2. However, we will not require IRA and tax sheltered annuities to annuitize at age 70 1/2 if distributions from the Contract are not necessary to meet Federal minimum distribution requirements. For all Contracts, the annuity date must be at least twelve months after the Contract date.

For Contracts issued on Contract Form ML-VA-001 that do not qualify for tax deferral (such as corporate-owned or non-grantor trust owned Contracts), the annuitant must be less than 85 years old and the annuity date may not be

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later than the annuitant’s 85th birthday. You should consult your tax advisor if the Contract will be owned by a non-natural person.

Contract owners may select from a variety of fixed annuity payment options, as outlined below in “Annuity Options.” If you don’t choose an annuity option, we’ll use the Life Annuity with Payments Guaranteed for 10 Years annuity option. We reserve the right to change the default annuity payment option at our discretion. You may change the annuity option before the annuity date. We reserve the right to limit annuity options available to owners of qualified contracts to comply with the Internal Revenue Code or regulations under it. Please note that annuity options without a life contingency (e.g., payments of a fixed amount or for a fixed period) may not satisfy required minimum distribution rules for qualified contracts. Consult a tax advisor before electing one of these options.

We calculate your annuity payments as of the annuity date, not the date when the annuitization request forms are received at the Service Center. Until the annuity date, your contract value will fluctuate in accordance with the performance of the investment options you have selected. We determine the dollar amount of annuity payments by applying your contract value on the annuity date, less any applicable Estate Enhancer benefit charge and any applicable premium tax, to our then current annuity purchase rate. Purchase rates show the amount of periodic payment that a $1000 value buys. These rates are based on the annuitant’s age and sex at the time payments begin. The rates will never be less than those shown in the Contract.

If the contract value on the annuity date after the deduction of any applicable premium taxes is less than $5,000, we may cash out your Contract in a lump sum. If any annuity payment would be less than $20 (or a different minimum amount, if required by state law), we may change the frequency of payments so that all payments will be at least $20 (or the minimum amount required by state law). Unless you tell us differently, we’ll make annuity payments directly to your Merrill Lynch brokerage account.

Misstatement of Age or Sex

We may require proof at any time, in a form satisfactory to us, of the age or sex of any annuitant, owner or beneficiary if any payments and benefits under the Contract are based on such person’s age and sex. If the age or sex of any such person has been misstated, any payments and benefits will be adjusted based on the correct age and sex of such person.

Once annuity payments have begun, any amount we have overpaid as a result of such misstatement will be deducted from the next payment(s) made by us under the Contract. Any amount we have underpaid will be paid in full with the next payment made by us. We may pay interest on the underpayment at the rate required by the law of your state.

Gender-Based Annuity Purchase Rates

Generally, the Contract provides for gender-based annuity purchase rates when life annuity options are chosen. However, in Montana, which has adopted regulations prohibiting gender-based rates, blended unisex annuity purchase rates will be applied to both male and female annuitants.

Employers and employee organizations considering purchase of the Contract should consult with their legal advisor to determine whether purchasing a Contract containing gender-based annuity purchase rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We may offer such contract owners Contracts containing unisex annuity purchase rates. Unisex annuity purchase rates will provide the same annuity payments for male or female annuitants that are the same age on their annuity dates.

Evidence of Survival

We may require proof that any person on whose continued life any payments are based is alive. We reserve the right to withhold or discontinue payments until we receive proof, in a form satisfactory to us, that such person is living.

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Annuity Options

We currently provide the following fixed annuity payment options. After the annuity date, your Contract does not participate in the performance of the Accounts. We may in the future offer more options. Once you begin to receive annuity payments, you cannot change the annuity option, payment amount, or the payment period. Please note that there is no guarantee that aggregate payments under any of these annuity options will equal the total premiums paid. Under certain circumstances, several options provide the ability to take the present value of future guaranteed payments in a lump sum.

How We Determine Present Value of Future

Guaranteed Annuity Payments

Present value refers to the amount of money needed today to fund the remaining guaranteed payments under the annuity payment option you select. The primary factor in determining present value is the interest rate assumption we use. If you are receiving annuity payments under an option that gives you the ability to take the present value of future payments in a lump sum and you elect to take the lump sum, we will use the same interest rate assumption in calculating the present value that we used to determine your payment stream at the time your annuity payments commenced.

Payments of a Fixed Amount

We will make equal payments in an amount you choose until the sum of all payments equals the contract value applied, increased for interest credited. The amount you choose must provide at least five years of payments. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Payments for a Fixed Period

We will make equal payments for a period you select of at least five years. These payments don’t depend on the annuitant’s life. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Life Annuity

We make payments for as long as the annuitant lives. Payments will cease with the last payment made before the annuitant’s death.

Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 years

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies before the period ends, we guarantee payments for 5, 10, 15, or 20 years as you selected. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

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Life Annuity With Guaranteed Return of Contract Value

We make payments for as long as the annuitant lives. In addition, even if the annuitant dies, we guarantee payments until the sum of all annuity payments equals the contract value applied. If the annuitant dies before the end of the period, you may elect to receive the present value of the remaining guaranteed payments in a lump sum. If the contract owner dies while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

*Joint and Survivor Life Annuity

We make payments for the lives of the annuitant and a designated second person. Payments will continue as long as either one is living.

Joint and Survivor Life Annuity With Payments Guaranteed for 5, 10, 15, or 20 Years

We make payments during the lives of the annuitant and a designated second person. Payments will continue as long as either one is living. In addition, even if the annuitant and the designated second person die before the guaranteed period ends, we guarantee payments for either 5, 10, 15, or 20 years as you selected. If the annuitant and the designated second person die before the end of the period, you may elect to have payments continued for the period guaranteed or to receive the present value of the remaining guaranteed payments in a lump sum. If you die while guaranteed amounts remain unpaid, the beneficiary may elect to receive the present value of the remaining guaranteed payments in a lump sum.

Individual Retirement Account Annuity

This annuity option is available only to IRA contract owners. Payments will be made annually based on either (a) the life expectancy of the owner/annuitant; (b) the joint life expectancy of the owner/annuitant and his or her spouse; (c) the life expectancy of the surviving spouse if the owner/annuitant dies before the annuity date. Each annual payment will be determined in accordance with the applicable Internal Revenue Service regulations. If the measuring life or lives dies before the remaining value has been distributed, we will pay that value to you in a lump sum.

Guaranteed Minimum Income Benefit

General

The GMIB is a feature that offers you the future ability to receive guaranteed minimum monthly fixed payments if you annuitize under the terms and conditions of the GMIB Rider. If you elect the GMIB Rider, you know the level of minimum income that will be available to you upon annuitization, assuming no withdrawals or transfers from Account A or additional premiums or transfers into Account A, regardless of fluctuating market conditions. You must annuitize under the terms and conditions of the GMIB Rider to obtain any benefit from the GMIB. If you do not annuitize under the terms and conditions of the GMIB Rider, the fees collected for this benefit will not be refunded.

There is a waiting period of 10 years that must elapse before you can exercise the GMIB. Because of this restriction, you should not purchase the GMIB Rider if you are over age 60 at issue and may need to annuitize the Contract at age 70 1/2 to meet Required Minimum Distributions for IRAs.

*	These options are “pure” life annuities. Therefore, it is possible for the payee to receive only one annuity payment if the person (or persons) on whose life (lives) payment is based dies after only one payment or to receive only two annuity payments if that person (those persons) dies after only two payments, etc.

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If you decide that you want the protection offered by the GMIB Rider, you must elect it at issue. The effective date of the GMIB Rider is the date of issue of the Contract. You cannot elect the GMIB Rider if the annuitant or co-annuitant is older than age 75 on the date of issue of the Contract. You may not cancel the GMIB Rider once elected. The GMIB Rider will terminate upon full surrender, annuitization, death, or transfer of all your Account A value to Account B. The GMIB Rider will also terminate if the annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than age 75.

We may refuse to accept any additional premium payments if such payments would cause the sum of all premiums paid to us under all annuity contracts with a GMIB Rider having the same oldest annuitant or co-annuitant to exceed $2,000,000.

This feature is not available in Minnesota. Check with your Financial Advisor regarding availability.

How We Determine the Amount of Your Minimum Guaranteed Income

If you elect the GMIB Rider, we base the amount of minimum income available to you upon the value of (iii) plus the greater of (i) and (ii) where:

(i)	equals the GMIB Benefit Base (less premium taxes applicable to Account A) applied to the Annuity Option Payout Rates for the GMIB Rider for the annuity option you select (“GMIB annuity purchase rates”);
(ii)	equals your Account A value (less premium taxes and charges applicable to Account A) applied to then-current annuity purchase rates for the annuity option you select; and
(iii)	equals any Account B value (less premium taxes and charges applicable to Account B) applied to then-current annuity purchase rates for the annuity option you select.

The GMIB Benefit Base is only used to calculate the GMIB, and does not establish or guarantee a contract value, cash value, minimum death benefit, or a minimum return for any subaccount. Because the GMIB annuity purchase rates are based on conservative actuarial factors, the amount of lifetime income that the GMIB Rider guarantees may be less than the amount of income that would be provided by applying your contract value (less applicable premium taxes and charges) on your annuity date to then-current annuity purchase rates for the same annuity option. Therefore, you should view the benefit provided if you annuitize under the terms and conditions of the GMIB Rider as a payment “floor.” Your amount of lifetime income, however, will not be less than it would be if we applied your contract value (less applicable premium taxes and charges) on the exercise date to then-current annuity purchase rates for the same annuity option. Annuity purchase rates depend on the sex (when permissible) and ages of the annuitant and any co-annuitant.

Your GMIB Benefit Base increases if you allocate subsequent premiums to Account A and decreases if you withdraw money from Account A or transfer money to Account B. The GMIB Benefit Base is equal to the greater of the:

— GMIB Maximum Anniversary Value for Account A; and

— GMIB Premiums Compounded at 5% for Account A.

GMIB Maximum Anniversary Value for Account A. To determine the GMIB Maximum Anniversary Value for Account A, we will calculate an anniversary value for your Account A value on the date of issue of the Contract and for each contract anniversary through the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant and the date you exercise the GMIB. An anniversary value is equal to your Account A value on the date of issue of the Contract and on each contract anniversary, increased by premiums allocated to Account A and decreased by “adjusted” transfers to Account B and “adjusted” withdrawals from Account A since the date of issue of the Contract or that anniversary. The GMIB Maximum Anniversary Value for Account A is equal to the greatest of these anniversary values.

Each “adjusted” transfer and “adjusted” withdrawal equals the amount transferred or withdrawn multiplied by the GMIB Maximum Anniversary Value for Account A divided by your Account A value, both of which are determined immediately prior to the transfer or withdrawal.

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GMIB Premiums Compounded at 5% for Account A. GMIB Premiums Compounded at 5% for Account A equals (i) minus (ii) where:

(i)	equals all premiums allocated to Account A with interest compounded daily from the date received; and
(ii)	equals all “adjusted” transfers to Account B and “adjusted” withdrawals from Account A with interest compounded daily from the date of each transfer or withdrawal.

Interest in (i) and (ii) above accrues at the annual rate of 5% until the earlier of the contract anniversary on or following the 80th birthday of the oldest annuitant or co-annuitant or the date you exercise the GMIB.

You may transfer to Account B and withdraw from Account A up to 5% of the value of the GMIB Premiums Compounded at 5% for Account A at the beginning of each contract year and such transfers and withdrawals will be “adjusted” so that they reduce the GMIB Premiums Compounded at 5% for Account A dollar-for-dollar for that contract year.

Any transfer or withdrawal that causes the total of all transfers to Account B and withdrawals from Account A during the contract year (including any currently requested transfer or withdrawal) to exceed 5% of the GMIB Premiums Compounded at 5% for Account A at the beginning of that contract year will be “adjusted” to reduce the GMIB Premiums Compounded at 5% for Account A proportionally. The adjustment is determined by multiplying the transfer or withdrawal by the ratio of the GMIB Premiums Compounded at 5% for Account A to the Account A value, where both values are calculated immediately prior to the transfer or withdrawal. The adjustment may cause the GMIB Premiums Compounded at 5% for Account A to be reduced by more than the amount of the transfer or withdrawal.

Electing to Receive Income Payments

You cannot exercise the GMIB until the expiration of the waiting period. The waiting period expires on the 10th contract anniversary. After the waiting period, you may only exercise the GMIB on a contract anniversary or within the 30 days immediately following that contract anniversary. The last timeframe within which you can exercise the GMIB begins at the contract anniversary on or following the 85th birthday of the oldest annuitant or co-annuitant named at any time under the GMIB rider and expires 30 days later. Because of the length of the waiting period combined with the latest permissible exercise date, we will not allow you to elect the GMIB Rider if the older of the annuitant or co-annuitant is older than age 75 on the date of issue of the Contract. If you annuitize your Contract at any time other than during a permitted exercise period (even if necessary to meet Required Minimum Distributions for qualified contracts), the GMIB is not available. For example, you cannot exercise the Rider if you annuitize your Contract twelve and one-half years after you purchase the Contract or seven years after you purchase the Contract.

You are not required to use the GMIB Rider to receive annuity payments. However, we will not refund fees paid for the GMIB Rider if you annuitize outside of the terms and conditions of the GMIB Rider. You may never need to rely upon the GMIB rider, which should be viewed as a payment “floor.”

The annuity options available when using the GMIB to receive your fixed income are limited to the following:

— Life Annuity

— Joint and Survivor Life Annuity

— Life Annuity with Payments Guaranteed for 10 Years

— Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years

If you select the Joint and Survivor Life Annuity or Joint and Survivor Life Annuity with Payments Guaranteed for 10 Years, the designated second person is deemed to be the co-annuitant for purposes of the GMIB Rider.

Change of Annuitant

If an annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than age 75, the GMIB Rider will terminate. Otherwise, if the new annuitant’s or co-annuitant’s age on

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the date of issue of the Contract was older than the current age of the oldest annuitant or co-annuitant, we will reset the last timeframe within which you can exercise the GMIB based on the new annuitant’s or co-annuitant’s age. If the last day of that timeframe is earlier than the effective date of the change of annuitant or co-annuitant, the GMIB Rider will terminate.

If an annuitant or co-annuitant is changed and, on the date of issue of the Contract, the new annuitant or co-annuitant was older than the previous oldest annuitant or co-annuitant, and if the current date to which the GMIB Benefit Base accrues is later than the effective date of the change of annuitant or co-annuitant, we will use the new annuitant’s or co-annuitant’s age to recalculate the date to which the GMIB Benefit Base accrues. The new date to which the GMIB Benefit Base accrues will be the later of the recalculated date and the effective date of the change of annuitant.

GMIB Fee

We charge a fee for the GMIB Rider that compensates us for the risks we assume in providing this benefit. (See “Guaranteed Minimum Income Benefit Fee”.)

Termination of the GMIB Rider

The GMIB Rider will terminate on the earliest of: (1) the 31st day following the contract anniversary on or following age 85 of the oldest annuitant or co-annuitant named at any time under the GMIB Rider; (2) exercise of the GMIB Rider; (3) termination of the Contract due to full surrender, annuitization, or death; (4) transfer of all your Account A value to Account B; or (5) a change of annuitant or co-annuitant that causes the GMIB Rider to terminate as described above under “Change of Annuitant.” The GMIB Rider will not terminate at death if your beneficiary is your surviving spouse and elects to continue the Contract as long as the surviving spouse would be eligible to continue the GMIB as described under “Change of Annuitant” above.

The payment of the GMIB is subject to our financial strength and claims-paying ability.

FEDERAL INCOME TAXES

Federal Income Taxes

The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation won’t change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

We haven’t considered any applicable Federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. If your annuity is independent of any formal retirement or pension plan, it is termed a nonqualified contract. If you invest in a variable annuity as part of an individual retirement annuity or tax sheltered annuity, your contract is called a qualified contract. The tax rules applicable to qualified contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Tax Status of the Contract

Diversification Requirements

Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be “adequately diversified” for it to qualify as an annuity contract under IRC

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section 72. The separate account intends to comply with the diversification requirements of the regulations under Section 817(h). This will affect how we make investments.

Owner Control

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the Contracts, we believe that the owner of a Contract should not be treated as the owner of the underlying assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying Account assets.

Required Distributions

To qualify as an annuity contract under Section 72(s) of the IRC, a nonqualified annuity contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the Contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the Contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner’s death, the IRS will consider these requirements satisfied for any part of the owner’s interest payable to or for the benefit of a “designated beneficiary” and distributed over the beneficiary’s life or over a period that cannot exceed the beneficiary’s life expectancy. A designated beneficiary is the person the owner names as beneficiary and who assumes ownership when the owner dies. A designated beneficiary must be a natural person. If the deceased owner’s spouse is the designated beneficiary, he or she can continue the Contract when such contract owner dies.

If any contract owner is a non-natural person, the death of the annuitant will be treated as the death of an owner for purposes of Section 72(s).

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. Therefore the spousal continuation provisions of this Contract will not be available to such partners or same sex marriage spouses. Consult a tax advisor for more information on this subject.

The nonqualified Contracts are designed to comply with Section 72(s), although no regulations interpreting these requirements have yet been issued. We will review the Contract and amend it if necessary to make sure that it continues to comply with the section’s requirements when such requirements are clarified by regulation or otherwise.

Other rules regarding required distributions apply to qualified Contracts.

If you have a qualified contract, you will be required to take minimum required distributions. If you elect to take a withdrawal from this contract to satisfy your minimum required distribution requirement and your minimum required distribution amount exceeds your guaranteed income amount, you will have to withdraw more than the guaranteed income amount to avoid the imposition of a 50% excise tax, causing a reset of your guaranteed income benefit. You should consult a tax adviser before purchasing the GMIB feature with a qualified contract.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. For qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMIB feature itself. Consult a tax advisor.

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Taxation of Annuities

In General

IRC Section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won’t be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the contract value or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the contract value usually will be considered a distribution. Distributions of accumulated investment earnings are taxable as ordinary income.

The owner of any annuity contract who is not a natural person (e.g., a corporation or a trust) generally must include in income any increase in the excess of the contract value over the “investment in the contract” during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person may wish to discuss them with a competent tax advisor. The following discussion applies generally to Contracts owned by a natural person:

Withdrawals and Surrenders

When you take a withdrawal from a nonqualified Contract, the amount received generally will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Contract value immediately before the distribution over the investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the owner’s investment in the Contract. In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a qualified Contract can be zero.

If you withdraw your entire contract value, you will be taxed only on the part that exceeds your investment in the Contract.

Annuity Payments

Although tax consequences may vary depending on the annuity option selected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the Contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds

Amounts, including any Estate Enhancer benefit, may be paid from a Contract because an owner or annuitant (if owner is not a natural person) has died. If the payments are made in a single sum, they’re taxed the same way a full withdrawal from the Contract is taxed. If they are distributed as annuity payments, they’re taxed as annuity payments. Because the Estate Enhancer benefit is treated as a death benefit, we believe that for Federal tax purposes, the Estate Enhancer benefit should be treated as an integral part of the Contract’s benefits (e.g., as investment

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protection benefit) and that any charges under the Contract for the Estate Enhancer benefit should not be treated as a distribution received by the Contract owner. However, it is possible that the IRS may take a position that some or all of the charge for the Estate Enhancer benefit should be deemed a taxable distribution to you. Although we do not believe that the fees associated with the Estate Enhancer benefit should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting this optional benefit under the Contract.

Penalty Tax on Some Withdrawals

You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1)	on or after you reach age 59 1/2;
(2)	after you die (or after the annuitant dies, if the owner isn’t an individual);
(3)	after you become disabled; or
(4)	that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint lives (or life expectancies) of you and your beneficiary.

Other exceptions may be applicable under certain circumstances and special rules may apply in connection with the exceptions listed above. Also, additional exceptions apply to distributions from an Individual Retirement Annuity or tax sheltered annuity. You should consult a tax advisor with regard to exceptions from the penalty tax.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts ($200,00 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately). Please consult a tax advisor for more information.

Transfers, Assignments, Annuity Dates, or Exchanges of a Contract

Transferring or assigning ownership of the Contract, designating an annuitant who is not the owner, selecting certain maturity dates, designating a payee or beneficiary who is not also the owner, selecting certain annuity dates, or exchanging a Contract can have other tax consequences that we don’t discuss here. If you’re thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient’s Federal income tax liability at rates that vary according to the type of distribution and the recipient’s tax status. However, except for certain distributions from tax sheltered annuities, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts

All nonqualified deferred annuity Contracts that we (or our affiliates) issue to the same owner during any calendar year are generally treated as one annuity Contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs. This could affect when income is taxable and how much is subject to the ten percent penalty tax discussed above.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the

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designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and generation-skipping transfer provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and generation-skipping transfer taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to an annuity contract purchase.

Optional Benefit Riders

It is possible that the IRS may take the position that fees deducted for certain optional benefit riders, such as the GMIB and the Estate Enhancer, are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59 1/2. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.

Possible Changes In Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor should be consulted with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

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Possible Charge For Our Taxes

Currently we don’t charge the Account for any Federal, state, or local taxes on them or the Contracts (other than premium taxes), but we reserve the right to charge the Account or the Contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

Foreign Tax Credits

To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.

Taxation of Qualified Contracts

The tax rules applicable to qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions, and other transactions with respect to the Contract comply with the law.

Individual Retirement Programs

Traditional IRAs

Section 408 of the IRC permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” This Contract is also available for purchase through an established IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated. An individual may make annual contributions of up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. The contributions may be deductible in whole or in part, depending on the individual’s income. Distributions from certain pension plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. IRAs have minimum distribution rules that govern the timing and amount of distributions. You should refer to your adoption agreement or consult a tax advisor for more information about these distribution rules. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Roth IRAs

A Contract is available for purchase by an individual who has separately established a Roth IRA custodial account with Merrill Lynch, Pierce, Fenner & Smith Incorporated. Roth IRAs, as described in section 408A of the IRC, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash up to the lesser of the limit specified in the IRC or 100% of compensation includible in the individual’s gross income, or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax and other special rules apply. You may wish to consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

Other Tax Issues For IRAs and Roth IRAs

Total annual contributions to all of an individual’s IRAs and Roth IRAs may not exceed the limit specified in the IRC or 100% of compensation includible in the individual’s gross income. Distributions from an IRA or Roth IRA generally are subject to withholding for the participant’s Federal income tax liability. The withholding rate varies

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according to the type of distribution and the owner’s tax status. The owner will be provided the opportunity to elect not have tax withheld from distributions.

The IRS has not reviewed the Contract for qualification as an IRA or Roth IRA, and has not addressed in a ruling of general applicability whether death benefit provisions such as the guaranteed minimum death benefit provisions adversely affect the qualification of the Contract as an IRA or Roth IRA. The Estate Enhancer benefit is not available with an IRA or Roth IRA.

Note: The Treasury made changes to the Required Minimum Distribution (“RMD”) rules which may impact the amount of RMD, if any, you must take. Specifically, if your qualified annuity provides a guaranteed benefit (GMDB or GMIB), the actuarial present value of the benefit(s) you elected may be included in your total RMD calculation.

Tax Sheltered Annuities

Section 403(b) of the IRC allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. The Contract is currently not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing tax sheltered annuity Contracts. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 59 1/2, severance from employment, death, or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties. For Contracts issued after 2008, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer's section 403(b) plan.

The GMDB could be characterized as an incidental death benefit, the amount of which is limited under any Section 403(b) annuity contract. Because the GMDB may exceed this limitation, and its value may need to be considered in calculating minimum required distributions, any employer using the Contract in connection with such a plan should consult its tax advisor.

If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009 we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal, surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Taxable “eligible rollover distributions” from tax sheltered annuities are subject to a mandatory Federal income tax withholding of 20%. For this purpose, an eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the IRC, distributions in a specified annuity form or, hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. The Contract includes a guaranteed minimum death benefit, that could be characterized as an incidental benefit, the amount of which is limited in a tax sheltered annuity. Because the guaranteed minimum death benefit may exceed this limitation, individuals using the Contract in connection with such plans should consult their tax advisors. The Estate Enhancer benefit is not currently available with a tax sheltered annuity. As noted above, the value of certain death benefits and other benefits under the Contract may need to be considered in calculating minimum required distributions. (See “Note” under “Other Tax Issues For IRAs and Roth IRAs.”)

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OTHER INFORMATION

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your account value held in the Separate Account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for account value allocated to the subaccounts. Your account value in the subaccounts is part of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the Contract that exceed your account value, such as those associated with any death benefit riders or living benefit riders, are paid from our general account (not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Account Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it. We issue other types of insurance policies and financial products as well and we pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address of our Service Center referenced earlier in this Prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. For additional information about the Company, please see our Annual Report on Form 10-K, which is available on our website at www.transamericaannuities.com.

Notices and Elections

To be effective, all notices, choices, and changes you make under the Contract must be in “good order.” “Good order” means the actual receipt by us at our Service Center of the instructions relating to a transaction in writing (unless we have authorized you to use another method), along with all forms, information, and supporting legal documentation we require in order to effect the transaction (including spousal consent, if applicable). The instructions must be provided by you or your representative, if authorized by you in writing. To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. If we have received proper telephone authorization, you may make the following choices via telephone:

1.	Transfers

2.	Premium allocation

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3.	Withdrawals, other than full surrenders

4.	Requests to change the annuity date

We will use reasonable procedures to confirm that a telephone request is proper. These procedures may include possible tape recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Because telephone transactions will be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider’s, your Financial Advisor’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative prior to 4:00 p.m. (ET), even if due to our delay in answering your call, we will consider requests to be received the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

Voting Rights

We own all Fund shares held in the Accounts. As the owner, we have the right to vote on any matter put to vote at any Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don’t receive voting instructions, we’ll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We’ll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the annuity date. You may give voting instructions concerning:

(1)	the election of a Fund’s Board of Directors;
(2)	ratification of a Fund’s independent accountant;
(3)	approval of the investment advisory agreement for a Fund corresponding to your selected subaccounts;
(4)	any change in a fundamental investment policy of a Fund corresponding to your selected subaccounts; and
(5)	any other matter requiring a vote of the Fund’s shareholders.

Reports to Contract Owners

At least once each contract year before the annuity date, we will send you information about your Contract. It will provide your Contract’s current number of accumulation units in each Fund, the value of each accumulation unit, and the contract value.

You will also receive an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds.

Selling the Contract

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Contracts. Distributor offers the Contracts through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents.

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We pay commissions to the Merrill Lynch Life Agencies for sales of the Contracts by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Contracts, and the Distributor pays the Financial Advisors a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Contracts. Distributor also compensates Retirement Solution Specialists (formerly known as District Annuity Specialist), who provide training and marketing support to Financial Advisors in a specific geographic region and whose compensation is based on sales in that region. Sales of the Contracts will help Retirement Solution Specialists meet their sales goals and affects their total compensation.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 5.00% of each premium and up to 1.00% of contract value per year. In addition, the maximum commission paid to the Merrill Lynch Life Agencies on the annuity date is 4.00% of contract value. The maximum commission payable to Financial Advisors for Contract sales is 2.25% of each premium and up to 0.50% of contract value per year. In addition, on the annuity date, the maximum commission payable to the Financial Advisors is 1.50% of contract value not subject to a sales charge. Reduced compensation may be paid on Contracts purchased by any of our or our affiliates’ employees or their spouses or dependents.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Retirement Solution Specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Sales of the Contracts may help Financial Advisors, their branch managers, and Retirement Solution Specialists qualify for such benefits. Distributor’s Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

The Distributor does not currently sell the Contracts through other broker-dealers (“selling firms”). However, the Distributor may enter into selling agreements with selling firms in the future. Selling firms may be compensated on a different basis than the various Merrill Lynch Life Agencies and the Financial Advisors; however, commissions paid to selling firms and their sales representatives will not exceed those described above.

Commissions and other incentives or payments described above are not charged directly to Contract owners or the Accounts. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department. We are also subject to the insurance laws and regulations of all jurisdictions in which we’re licensed to do business.

We file an annual statement with the insurance departments of jurisdictions where we do business. The statement discloses our operations for the preceding year and our financial condition as of the end of that year. Our books and accounts are subject to insurance department review at all times. The Arkansas Insurance Department, in conjunction with the National Association of Insurance Commissioners, conducts a full examination of our operations periodically.

Legal Proceedings

There are no legal proceedings to which the Accounts are a party or to which the assets of the Accounts are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Accounts, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

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Experts

The financial statements of Transamerica Advisors Life Insurance Company as of December 31, 2010, and for each of the three years in the period ended December 31, 2010 have been audited by Ernst & Young LLP, an independent registered public accounting firm. The financial statements of the Separate Accounts A & B as of December 31, 2010, have been audited by Ernst & Young LLP, an independent registered public accounting firm. Both financial statements are incorporated by reference in this Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young LLP, is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington D.C. has provided legal advice to us relating to certain matters under the federal securities laws.

Registration Statements

Registration Statements that relate to the Contract and its investment options have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940. This Prospectus does not contain all of the information in the registration statements. You can obtain the omitted information from the Securities and Exchange Commission’s principal office in Washington, D.C., upon payment of a prescribed fee.

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ACCUMULATION UNIT VALUES

(Condensed Financial Information)

		Beginning AUV	Ending AUV	# Units
Invesco V.I. Capital Appreciation Fund – Series I Shares Sub-Account inception December 18, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$10.61 $8.88 $15.66 $14.17 $13.51 $12.58 $11.96 $9.36 $12.54 $16.57 $18.86 $13.22	$12.09 $10.61 $8.88 $15.66 $14.17 $13.51 $12.58 $11.96 $9.36 $12.54 $16.57 $18.86	1,796,713.6 1,982,690.1 2,238,378.0 3,951,922.1 5,101,316.9 6,445,557.2 7,941,251.2 6,910,850.5 8,025,721.1 10,501,783.4 12,692,918.0 8,479,385.9
Invesco V.I. Core Equity Fund – Series I Shares Sub-Account inception May 1, 2006	2010 2009 2008 2007 2006	$10.32 $8.15 $11.83 $11.09 $10.24	$11.16 $10.32 $8.15 $11.83 $11.09	4,863,913.1 5,548,329.0 6,366404.3 7,650,152.5 9,365,385.9
AllianceBernstein VPS Global Thematic Growth Portfolio – Class A Sub-Account inception May 1, 2001	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$7.05 $4.65 $8.96 $7.56 $7.05 $6.88 $6.61 $4.65 $8.09 $10.00	$8.27 $7.05 $4.65 $8.96 $7.56 $7.05 $6.88 $6.61 $4.65 $8.09	1,032,284.2 902,076.7 449,553.6 600,929.7 519,722.8 565,785.8 792,831.6 828,028.4 411,448.1 3,408,114.3
AllianceBernstein VPS Large Cap Growth Portfolio – Class A Sub-Account inception December 18, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$15.33 $11.30 $18.98 $16.89 $17.20 $15.14 $14.13 $11.58 $16.92 $20.72 $25.17 $19.28	$16.66 $15.33 $11.30 $18.98 $16.89 $17.20 $15.14 $14.13 $11.58 $16.92 $20.72 $25.17	4,866,442.5 5,486,665.0 6,433,602.6 7,661,423.6 9,513,447.5 12,113,592.7 15,304,302.7 27,284,337.0 31,618,066.4 39,464,410.9 43,927,124.9 42,583,927.7
American Century VP International Fund – Class I Sub-Account inception May 1, 2001	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$10.22 $7.75 $14.23 $12.22 $9.91 $8.87 $7.82 $6.37 $8.10 $10.00	$11.43 $10.22 $7.75 $14.23 $12.22 $9.91 $8.87 $7.82 $6.37 $8.10	3,909,759.4 4,415,605.4 5,858,080.3 5,717,230.0 5,101,444.9 5,604,296.2 6,558,283.5 5,389,464.6 5,041,841.7 4,233,366.1
American Century VP Ultra® Fund – Class I Sub-Account inception May 1, 2004	2010 2009 2008 2007 2006 2005 2004	$9.38 $7.07 $12.25 $10.26 $10.75 $10.67 $10.00	$10.75 $9.38 $7.07 $12.25 $10.26 $10.75 $10.67	426,766.5 482,761.7 6,278,274.7 896,244.7 1,044,978.4 1,251,178.2 154,232.3

54

		Beginning AUV	Ending AUV	# Units
BlackRock Balanced Capital V.I. – Class I Sub-Account inception February 21, 1992	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$19.37 $16.65 $23.64 $22.76 $20.03 $19.50 $18.19 $15.16 $17.81 $19.49 $20.09 $18.73	$20.79 $19.37 $16.65 $23.64 $22.76 $20.03 $19.50 $18.19 $15.16 $17.81 $19.49 $20.09	1,200,739.7 1,373,382.3 1,644,847.8 2,030,408.1 2,496,799.6 3,099,623.5 3,675,588.7 4,388,624.1 5,238,232.4 6,379,947.1 5,917,008.4 7,254,197.1
BlackRock Basic Value V.I. Fund – Class I Sub-Account inception July 1, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$32.88 $25.41 $40.73 $40.55 $33.73 $33.21 $30.31 $23.06 $28.42 $27.63 $24.86 $20.81	$36.59 $32.88 $25.41 $40.73 $40.55 $33.73 $33.21 $30.31 $23.06 $28.42 $27.63 $24.86	6,028,904.6 6,867,560.5 8,125,218.2 11,533,297.5 14,550,785.4 19,289,925.3 24,871,043.0 28,354,204.0 30,717,375.1 32,950,655.6 32,033,529.3 32,438,211.6
BlackRock Capital Appreciation V.I. Fund – Class I Sub-Account inception May 1, 2001	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$8.72 $6.50 $10.77 $9.17 $8.89 $8.38 $7.96 $6.30 $8.81 $10.00	$10.29 $8.72 $6.50 $10.77 $9.17 $8.89 $8.38 $7.96 $6.30 $8.81	11,656,587.3 13,448,854.5 4,707,213.2 5,281,231.4 6,401,247.1 12,768,261.5 15,080,640.0 15,516,973.2 13,264,514.6 8,002,014.8
BlackRock Global Allocation V.I. Fund – Class I Sub-Account inception February 21, 1992	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$30.55 $25.55 $32.14 $27.84 $24.22 $22.21 $19.68 $14.81 $16.34 $18.18 $20.38 $17.02	$33.18 $30.55 $25.55 $32.14 $27.84 $24.22 $22.21 $19.68 $14.81 $16.34 $18.18 $20.38	14,974,120.4 16,123,698.6 17,270,375.4 18,516,661.2 21,428,531.4 24,108,337.9 24,110,581.6 22,469,238.8 20,901,685.5 22,994,595.1 26,893,300.8 31,675,601.7
BlackRock Global Opportunities V.I. Fund – Class I Sub-Account inception June 5, 1998	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$13.16 $9.83 $18.44 $13.65 $11.34 $9.99 $8.79 $6.67 $9.35 $12.32 $14.69 $10.74	$14.44 $13.16 $9.83 $18.44 $13.65 $11.34 $9.99 $8.79 $6.67 $9.35 $12.32 $14.69	2,595,934.2 3,031,907.2 3,096,555.7 3,755,605.5 3,775,305.3 3,893,649.2 8,181,883.5 9,055,643.3 10,256,753.2 11,432,780.1 19,603,914.4 11,158,593.7

55

		Beginning AUV	Ending AUV	# Units
BlackRock Government Income V.I Fund – Class I Sub-Account inception May 16, 1994	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$18.62 $19.21 $18.07 $17.60 $17.16 $16.85 $16.40 $16.29 $15.04 $14.24 $12.95 $13.36	$19.98 $18.62 $19.21 $18.07 $17.60 $17.16 $16.85 $16.40 $16.29 $15.04 $14.24 $12.95	7,594,949.5 8,885,292.2 10,267,783.2 11,032,250.4 12,477,830.3 14,380,031.5 15,486,013.3 20,466,500.5 25,047,294.4 22,840,454.2 21,134,395.4 26,086,856.7
BlackRock High Income V.I. Fund – Class I Sub-Account inception February 21, 1992	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$25.46 $16.48 $23.58 $23.34 $21.61 $21.57 $19.55 $15.47 $15.91 $15.51 $16.92 $16.18	$28.98 $25.46 $16.48 $23.58 $23.34 $21.61 $21.57 $19.55 $15.47 $15.91 $15.51 $16.92	3,445,333.4 3,988,449.1 4,800,419.9 5,751,551.8 7,798,004.0 9,802,703.0 12.701,546.8 14,782,130.1 15,247,591.1 20,369,245.5 23,373,205.6 26,535,665.7
BlackRock International Value V.I. Fund – Class I Sub-Account inception November 21, 2003	2010 2009 2008 2007 2006 2005 2004 2003	$16.19 $12.63 $22.26 $20.45 $16.20 $14.71 $12.17 $11.08	$17.03 $16.19 $12.63 $22.26 $20.45 $16.20 $14.71 $12.17	6,603,773.2 7,627,322.6 6,756,411.4 10,509,214.4 14,169,614.9 16,310,930.3 19,033,126.6 19,807,166.8
BlackRock Large Cap Core V.I. Fund – Class I Sub-Account inception February 21, 1992	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$28.38 $23.47 $38.85 $36.35 $32.10 $28.75 $24.95 $19.23 $23.47 $25.70 $28.89 $22.28	$30.55 $28.38 $23.47 $38.85 $36.35 $32.10 $28.75 $24.95 $19.23 $23.47 $25.70 $28.89	5,847,898.4 6,643,094.1 8,006,102.1 10,382,623.8 12,699,108.3 14,507,568.5 16,372,611.0 17,864,899.2 19,455,855.7 21,872,938.2 25,660,426.4 28,750,257.4
BlackRock Large Cap Growth V.I. Fund – Class I Sub-Account inception November 21, 2003	2010 2009 2008 2007 2006 2005 2004 2003	$8.54 $6.82 $11.66 $10.91 $10.31 $9.45 $8.88 $8.80	$9.73 $8.54 $6.82 $11.66 $10.91 $10.31 $9.45 $8.88	7.645,593.1 9,008,785.6 12,163,262.6 13,658,361.3 15,730,644.8 15,997,010.9 15,568,713.5 6,240,868.3
BlackRock Large Cap Value V.I. Fund – Class I Sub-Account inception May 1, 2001	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$12.86 $11.41 $18.43 $17.64 $15.41 $13.31 $11.20 $8.48 $9.83 $10.00	$13.79 $12.86 $11.41 $18.43 $17.64 $15.41 $13.31 $11.20 $8.48 $9.83	6,275,498.5 7,414,260.3 9,017,390.5 6,711,683.1 8,616,538.0 8,866,791.8 8,560,087.4 7,822,626.6 6,809,319.2 1,258,222.7

56

		Beginning AUV	Ending AUV	# Units
BlackRock Money Market V.I. Fund – Class I (Account A) Sub-Account inception February 21, 1992	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$14.72 $14.89 $14.73 $14.24 $13.80 $13.62 $13.68 $13.77 $13.75 $13.41 $12.82 $12.39	$14.52 $14.72 $14.89 $14.73 $14.24 $13.80 $13.62 $13.68 $13.77 $13.75 $13.41 $12.82	11,673,107.5 14,773,811.0 12,981,608.2 11,758,538.7 13,042,974.1 14,221,087.5 17,637,574.3 22,355,053.1 28,738,375.9 29,585,818.8 25,465,430.4 33,181,894.2
BlackRock Money Market V.I. Fund – Class I (Account B) Sub-Account inception November 21, 2003	2010 2009 2008 2007 2006 2005 2004 2003	$16.37 $16.45 $16.15 $15.50 $14.93 $14.63 $14.59 $14.59	$16.27 $16.37 $16.45 $16.15 $15.50 $14.93 $14.63 $14.59	260,492.4 277,461.6 349,180.3 306,575.3 408,562.9 411,192.6 423,127.6 461,966.9
BlackRock S&P 500 Index V.I. Fund – Class I Sub-Account inception December 18, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$15.35 $12.33 $19.90 $19.13 $16.79 $16.30 $14.95 $11.82 $15.44 $17.85 $19.96 $16.79	$17.37 $15.35 $12.33 $19.90 $19.13 $16.79 $16.30 $14.95 $11.82 $15.44 $17.85 $19.96	5,818,817.8 6,534,349.8 7,433,340.3 8,711,063.3 10,626,354.7 13,423,583.7 16,719,580.1 17,846,470.4 17,963,770.6 21,190,706.5 22,709,749.8 22,900,998.5
BlackRock Total Return V.I. Fund – Class I Sub-Account inception February 21, 1992	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$20.71 $17.80 $20.54 $20.09 $19.50 $19.38 $18.79 $18.18 $16.82 $15.98 $14.72 $15.28	$22.39 $20.71 $17.80 $20.54 $20.09 $19.50 $19.38 $18.79 $18.18 $16.82 $15.98 $14.72	7,011,293.7 8,153,508.7 10,325,812.3 14,340,110.5 17,947,238.6 21,235,672.3 25,579,969.7 30,462,610.6 33,147,722.3 34,517,334.7 28,210,223.4 32,859,390.2
BlackRock Equity Dividend V.I. Fund – Class I(1) Sub-Account inception July 1, 1993	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$27.24 $24.04 $36.83 $29.54 $23.91 $21.23 $17.12 $14.44 $18.01 $21.24 $22.12 $19.91	$29.66 $27.24 $24.04 $36.83 $29.54 $23.91 $21.23 $17.12 $14.44 $18.01 $21.24 $22.12	556,062.9 646,013.0 765,463.7 940,734.4 1,217,584.7 1,460,485.8 1,749,447.7 2,105,169.4 2,509,787.9 3,227,019.1 4,076,374.7 5,102,928.3

57

		Beginning AUV	Ending AUV	# Units
BlackRock Value Opportunities V.I. Fund – Class I Sub-Account inception February 21, 1992	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$31.67 $25.02 $42.29 $43.26 $38.86 $35.68 $31.46 $22.31 $29.66 $23.15 $20.45 $15.45	$40.22 $31.67 $25.02 $42.29 $43.26 $38.86 $35.68 $31.46 $22.31 $29.66 $23.15 $20.45	3,878,144.0 4,307,603.6 3,960,632.6 5,403,880.4 6,875,035.0 8,664,083.6 11,.959,661.1 14,659,369.3 16,380,006.3 20,951,548.1 22,009,316.5 22,646,932.9
Davis Value Portfolio Sub-Account inception May 1, 2001	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001	$10.48 $8.10 $13.76 $13.33 $11.75 $10.88 $9.82 $7.67 $9.28 $10.00	$11.66 $10.48 $8.10 $13.76 $13.33 $11.75 $10.88 $9.82 $7.67 $9.28	9,149,999.7 10,496,427.8 5,931,871.7 8,976,541.7 10,961,194.6 12,039,070.5 11,622,640.1 10,060,406.4 7,947,780.8 6,727,793.0
Federated Capital Appreciation Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2010 2009 2008 2007 2006 2005 2004	$10.39 $9.28 $13.32 $12.29 $10.72 $10.66 $10.00	$11.60 $10.39 $9.28 $13.32 $12.29 $10.72 $10.66	366,693.1 424,406.1 3,728,816.6 126,851.8 88,275.9 87,630.2 62,722.5
Federated Kaufmann Fund II – Primary Class Shares Sub-Account inception May 1, 2004	2010 2009 2008 2007 2006 2005 2004	$12.14 $9.50 $16.54 $13.86 $12.22 $11.14 $10.00	$14.13 $12.14 $9.50 $16.54 $13.86 $12.22 $11.14	1,616,044.3 1,734,398.2 961,183.6 1,016,840.4 903,840.5 827,311.5 523,100.9
MFS® Growth Series – Initial Class Sub-Account inception December 18, 1996	2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 1999	$15.28 $11.25 $18.22 $15.24 $14.32 $13.29 $11.93 $9.28 $14.21 $21.65 $27.30 $15.66	$17.39 $15.28 $11.25 $18.22 $15.24 $14.32 $13.29 $11.93 $9.28 $14.21 $21.65 $27.30	3,006,570.9 3,310,558.4 3,466,226.9 3,996,439.6 4,988,201.9 7,484,430.4 9,274,116.1 11,141,156.1 12,747,207.1 17,457,850.7 21,939,638.7 17,748,946.8
PIMCO Total Return Portfolio – Administrative Class Shares Sub-Account inception July 1, 2002	2010 2009 2008 2007 2006 2005 2004 2003 2002	$14.57 $12.95 $12.52 $11.67 $11.39 $11.27 $10.89 $10.51 $10.00	$15.54 $14.57 $12.95 $12.52 $11.67 $11.39 $11.27 $10.89 $10.51	16,082,187.8 17,469,139.0 14,265,903.3 17,706,260.0 19,009,898.3 20,022,509.8 18,717,651.9 14,558,447.2 9,661,753.1
Invesco Van Kampen V.I. Comstock Fund – Series I Shares(2) Sub-Account inception May 1, 2004	2010 2009 2008 2007 2006 2005 2004	$10.40 $8.18 $12.89 $13.34 $11.63 $11.29 $10.00	$11.90 $10.40 $8.18 $12.89 $13.34 $11.63 $11.29	1,188,270.2 1,176,354.4 6,992,788.6 3,493,957.2 4,270,365.2 3,910,546.6 541,712.8
(1)	Formerly known as BlackRock Utilities and Telecommunications V.I. Fund.

58

(2)	Formerly known as Van Kampen Life Investment Trust Comstock Portfolio.

59

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The contents of the Statement of Additional Information for the Contract include the following:

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

FINANCIAL STATEMENTS OF MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FINANCIAL STATEMENTS OF TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

60

Appendix A

Calculation of Maximum Anniversary Value Death Benefit

Owners of Contracts issued on Contract Forms ML-VA-001 and ML-VA-002 with the 5% Rising Floor with 7th Anniversary Step-Up death benefit may have elected to change their death benefits to the MAV death benefit. The Maximum Anniversary Value (MAV) Death Benefit that applies to such Contracts is as follows.

(a)	We determine the Maximum Anniversary Value. To determine the Maximum Anniversary Value,

(i)	we calculate an anniversary value for each contract anniversary beginning with the effective date of the change to the MAV death benefit through the earlier of your (or the older owner’s, if the Contract has co-owners, or the annuitant’s, if the owner is a non-natural person) attained age 80 or the anniversary on or prior to your (or any owner’s, if the Contract has co-owners or the annuitant’s, if the owner is a non-natural) date of death. An anniversary value is equal to the value of Account A on a contract anniversary, plus premiums allocated to Account A since that contract anniversary minus “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.

(ii)	we compare the anniversary values and select the highest. This amount is the Maximum Anniversary Value. It is also the amount referred to as the “Guaranteed Minimum Death Benefit.”

(b)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals: the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by an amount equal to (i) divided by (ii) where (i) is the Guaranteed Minimum Death Benefit prior to the transfer or withdrawal and (ii) is the value of Account A prior to the transfer or withdrawal.

The period for which we will calculate the Maximum Anniversary Value is based on your attained age (or the attained age of the older owner, if the Contract has co-owners, or the annuitant, if the owner is a non-natural person) on the effective date of the change to the MAV death benefit. Subsequent changes in owner will not increase the period of time used to determine the Maximum Anniversary Value. If a new owner has not attained age 80 and is older than the owner whose age is being used to determine the Maximum Anniversary Value at the time of the ownership change, the period of time used in the calculation of the Maximum Anniversary Value will be based on the attained age of the new owner at the time of the ownership change. If at the time of an ownership change the new owner is age 80 or over, we will use the Maximum Anniversary Value as of the contract anniversary on or prior to the ownership change, increased by premiums and decreased by “adjusted withdrawals” and “adjusted transfers” since that contract anniversary.

61

Appendix B

Calculation of the 5% Rising Floor with 7th Anniversary Step-Up for Contract Form ML-VA-002

The following discussion applies for issue ages under 80.

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less “adjusted transfers” to Account B and “adjusted withdrawals” from Account A with interest at 5% annually. (If your Contract was issued before we received state approval for the 7th anniversary value described below, we do not “adjust” transfers and withdrawals in this calculation.)
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th contract year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest on premiums paid into Account A since the end of each 7th contract year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th contract year;
(iv)	for each 7th contract year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the contract year in which you reach age 80, or the date of your death.

(c)	Assuming that when we obtained necessary state approval you have not attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the contract anniversary on which you attain age 80 plus any premiums paid into Account A since that contract anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

There are limits on the period during which the assumed 5% interest will accrue for purposes of calculating the 5% Rising Floor with 7th Anniversary Step-Up. Interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Anniversary Step-Up.

62

The purpose of this example is to illustrate the operation of the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit. The investment returns shown are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume a 68 year-old person purchased a Contract on June 1, 2010 with the 5% Rising Floor with 7th Year Anniversary Step-Up Death Benefit and made an initial payment of $100,000, which was allocated completely to Account A. During his or her life, the contract owner makes no withdrawals, transfers, or additional premium payments. The following chart, which is discussed in more detail below, depicts the potential Death Benefit at certain points over the life of the contract owner.

					(GMDB) Guaranteed Minimum Death Benefit (Greatest of X, Y, or Z)
				(CV)	(X)	(Y)	(Z)	(DB)
							ATTAINED AGE 80
		TRANSACTIONS		CONTRACT	PREMIUMS	GREATEST	ANNIVERSARY	DEATH
DATE		PREM.	WITHDR.	VALUE	AT 5%	7th ANNIV.	VALUE	BENEFIT
6/1/09	The contract is issued	$100,000		$100,000	$100,000	$ 0	$ 0	$100,000 (Greater of CV or GMDB)
	CV = $100,000, X = $100,000, Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80) DB = $100,000
6/1/10	First contract anniversary			$104,000	$105,000	$ 0	$ 0	$105,000 (Greater of CV or GMDB)
	Assume contract value increased $4,000 due to positive investment performance CV = $104,000, X = $105,000 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for one year), Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($104,000, $105,000, $0, $0) = $105,000
6/1/11	Second contract anniversary			$120,000	$110,250	$ 0	$ 0	$120,000 (Greater of CV or GMDB)
	Assume contract value increased $16,000 due to positive investment performance CV = $120,000, X = $110,250 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for two years), Y = $0 (because the contract has not yet reached a seventh anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($120,000, $110,250, $0, $0) = $120,000
6/1/16	Seventh Contract anniversary			$160,000	$140,710	$160,000	$ 0	$160,000 (Greater of CV or GMDB)
	Assume contract value increased $40,000 due to positive investment performance CV = $160,000, X = $140,710 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $160,000 (the value of Account A on the Seventh Anniversary), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($160,000, $140,710, $160,000, $0) = $160,000
6/1/17	Eighth Contract anniversary			$130,000	$147,746	$168,000	$ 0	$168,000 (Greater of CV or GMDB)
	Assume contract value decreased $30,000 due to negative investment performance CV = $130,000, X = $147,746 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for eight years), Y = $168,000 (the contract value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for one year), and Z = $0 (because the contract owner has not attained age 80)
	DB = greatest ($130,000, $147,746, $168,000, $0) = $168,000
6/1/18	Twelfth Contract Anniversary			$210,000	$179,586	$204,205	$210,000	$210,000 (Greater of CV or GMDB)
	Assume contract value increased $80,000 due to positive investment performance CV = $210,000, X = $179,586 (premiums of $100,000 at an interest rate compounded daily to yield 5% annually for seven years), Y = $204,205 (the contract value on the seventh anniversary at an interest rate compounded daily to yield 5% annually for five years), and Z = $210,000 (the value of Account A on the anniversary the owner attains age 80)
	DB = greatest ($210,000, $179,586, $204,205, $210,000) = $210,000

63

Appendix C

Calculation of the 5% Rising Floor with 7th Year Anniversary Step-Up for Contract Form ML-VA-001 (except Contracts issued in Washington)

(a)	We determine premiums compounded at 5%. To do this, we calculate 5% assumed annual interest on premiums you pay into Account A, less transfers to Account B and withdrawals from Account A with interest at 5% annually. Interest accrues until the last day of the 20th contract year.
(b)	We determine the greatest 7th anniversary value. To determine the greatest 7th anniversary value,
(i)	we calculate 5% assumed annual interest on your Account A value at the end of each 7th contract year (i.e., 7, 14, 21, etc.);
(ii)	we calculate 5% assumed annual interest to premiums paid into Account A since the end of each 7th contract year;
(iii)	we calculate 5% assumed annual interest on each “adjusted transfer” to Account B and to each “adjusted withdrawal” from Account A since the end of each 7th contract year;
(iv)	for each 7th contract year, we add (ii) to (i) and subtract (iii) from that amount. Each of these is a 7th anniversary value. We pick the greatest of these 7th anniversary values.

We determine 7th anniversary values in (b) until the earlier of the last day of the contract year in which you reach attained age 80, or the date of your death. Interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

(c)	Assuming that when we obtained necessary state approval you were not over attained age 80 or your death benefit was not “capped”, we determine the attained age 80 anniversary value. To do this, we add the value of Account A on the contract anniversary on which you attain age 80 plus any premiums paid into Account A since that contract anniversary, and subtract any “adjusted transfers” to Account B and “adjusted withdrawals” from Account A since that contract anniversary.
(d)	We compare the results in (a), (b), and (c). We pick the highest of the three. This amount is referred to as the Guaranteed Minimum Death Benefit.
(e)	We compare the Guaranteed Minimum Death Benefit plus the value of Account B with the contract value on the date we receive due proof of death and pick the higher of the two. The higher amount is your death benefit.

Each “adjusted transfer” and “adjusted withdrawal” equals:

•	the amount by which each transfer or withdrawal from Account A reduces the value of Account A multiplied by
•

an amount equal to (i) divided by (ii), where (i) is the Guaranteed Minimum Death Benefit of Account A prior to the transfer or withdrawal, and (ii) is the value of Account A prior to the transfer or withdrawal; but not less than one.

Please Note:

Subsequent changes in owner (i.e., spousal continuation) will not increase the period of time used to determine the 5% Rising Floor with 7th Year Anniversary Step-Up.

64

Appendix D

Calculation of the 5% Rising Floor (for Contracts issued in the state of Washington on Contract Forms ML-VA-001 and ML-VA-002)

(a)	We credit 5% assumed annual interest on premiums you pay into Account A.
(b)	We credit 5% assumed annual interest on any transfers to Account B and any withdrawals from Account A.
(c)	We subtract (b) from (a). This amount is referred to as your Guaranteed Minimum Death Benefit.
(d)	We add the value of Account B to the amount in (c).
(e)	We compare the result in (d) to your contract value. The death benefit is the higher of the two.

There are limits on the period during which the 5% interest will accrue for purposes of calculating the 5% Rising Floor. If your Contract was issued on Contract Form ML-VA-002, interest accrues until the earliest of:

(1)	The last day of the 20th contract year;
(2)	The last day of the contract year in which the contract owner attains age 80;
(3)	The date of death of the contract owner.

If your Contract was issued on Contract Form ML-VA-001, interest accrues until the last day of the 20th contract year.

65

Appendix E — Example of Maximum Anniversary Value Death Benefit

The purpose of this example is to illustrate the operation of the Maximum Anniversary Value Death Benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example does not reflect the deduction of fees and charges.

Facts: Assume that you were under age 78 at issue and elected the Maximum Anniversary Value death benefit. You paid an initial premium of $100,000 on June 1, 2009 and a subsequent premium of $10,000 on December 1, 2010, which are allocated completely to Account A. You also make a withdrawal of $50,000 on January 1, 2011. Your death benefit, based on hypothetical Contract values and transactions, and resulting hypothetical maximum anniversary values (“MAV”) are illustrated below.

					(A)	(B)	(C)
			TRANSACTIONS		PREMS LESS ADJ.	MAX ANNIV.	CONTRACT
DATE			PREM.	WITHDR.	WITHDRS.	VALUE (MAV)	VALUE	DEATH BENEFIT
6/1/09		The contract is issued	$100,000		$ 100,000	$ 0	$100,000	$100,000 (maximum of (A), (B), (C))
		MAV is $0 until first contract anniversary
6/1/10		First contract anniversary			$ 100,000	$110,000	$110,000	$110,000 (maximum of (A), (B), (C))
		Assume contract value increased $10,000 due to positive investment performance
		Anniversary value for 6/1/2010 = Contract value on 6/1/2010 = $110,000
		MAV = greatest of anniversary values = $110,000
12/1/10		Owner puts in $10,000 additional premium	$10,000		$ 110,000	$120,000	$114,000	$120,000 (maximum of (A), (B), (C))

Assume contract value decreased $6,000 due to negative investment performance

Anniversary value for 6/1/2010 = contract value on 6/1/2010 + premiums added since that anniversary = $110,000 + $10,000 = $120,000

		MAV = greatest of anniversary values = $120,000
1/1/11		Owner takes a $50,000 withdrawal		$50,000	$ 50,000	$ 60,000	$ 50,000	$60,000 (maximum of (A), (B), (C))
		Assume contract value decreased $14,000 due to negative investment performance
		Anniversary value for 6/1/2010 = contract value on 6/1/2010 + premiums added – adjusted withdrawals since that anniversary = $110,000 + $10,000 – $60,000 = $60,000
	Adjusted withdrawal = withdrawal × maximum	( MAV, prems – adj. Withdrs. )

		Contract value
		= $50,000 × maximum (120,000 , 110,000)/100,000
		= $50,000 × 120,000/100,000 = $60,000
		(Note: All values are determined immediately prior to the withdrawal)
		MAV = greatest of anniversary values = $60,000
6/1/11		Second contract anniversary			$ 50,000	$ 60,000	$ 55,000	$60,000 (maximum of (A), (B), (C))
		Assume contract value increased $5,000 due to positive investment performance
		Anniversary value for 6/1/2010 = $60,000
		Anniversary value for 6/1/2011 = contract value on 6/1/2009 = $55,000
		MAV = greatest of anniversary values = maximum ($60,000, $55,000) = $60,000
6/1/12		Third Contract anniversary			$ 50,000	$ 65,000	$ 65,000	$65,000 (maximum of (A), (B), (C))
		Assume contract value increased $10,000 due to positive investment performance
		Anniversary value for 6/1/2010 = $60,000
		Anniversary value for 6/1/2011= contract value on 6/1/2011 = $55,000
		Anniversary value for 6/1/2012 = contract value on 6/1/2012 = $65,000
		MAV = greatest of anniversary values maximum ($60,000, $55,000, $65,000) = $65,000

For a detailed explanation of how we calculate the Maximum Anniversary Value Death Benefit, see “Death Benefit.”

66

Appendix F – Example of the Estate Enhancer Benefit

The purpose of this example is to illustrate the operation of the Estate Enhancer benefit. The investment returns assumed are hypothetical and are not representative of past or future performance. Actual investment returns may be more or less than those shown and will depend upon a number of factors, including the investment allocations made by a contract owner and the investment experience of the funds. The example assumes no withdrawals and does not reflect the deduction of any fees and charges.

Facts: Assume that a couple (ages 60 and 55) purchase a Contract on June 1, 2010 with the Estate Enhancer benefit, and makes an initial premium payment of $100,000. The Contract value on the death of the first to die is $300,000. The following chart depicts the potential Estate Enhancer benefit at the death of the contract owner.

Net Premiums	$100,000
Contract Value	$300,000
Estate Enhancer Gain	$200,000
Estate Enhancer benefit Lesser of 45% of Estate Enhancer Gain ($90,000) or 45% of Net Premiums ($45,000)	$45,000	*

*	Assuming the contract value is greater than the Guaranteed Minimum Death Benefit, the total death benefit payable equals $300,000 + $45,000 = $345,000. Assuming a lump sum payout and an income tax rate of 36%, the after-tax death benefit is $256,800.

If instead, the couple had been ages 70 and 55, the percentage used in the above calculations would have been 30% since the oldest owner at issue was over age 69 and the Estate Enhancer benefit would have been $30,000.

For a detailed explanation of how we calculate the Estate Enhancer benefit, see “Death Benefit.”

67

Appendix G – Example of Guaranteed Minimum Income Benefit

The purpose of this example is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). No investment returns are assumed as only the GMIB guaranteed minimum payments are illustrated. Actual investment returns may result in a higher payment. The example assumes no allocations or transfers to Separate Account B, no withdrawals and no premium taxes. Any change to these assumptions would reduce the GMIB Benefit Base and therefore the GMIB guaranteed minimum payment.

Facts: Assume that a male, age 60 purchased the Contract with the GMIB, and made an initial premium payment of $100,000. The following chart shows the GMIB guaranteed minimum payout amounts if he were to exercise the GMIB rider on the contract anniversaries shown and chooses the Life with Payments Guaranteed for 10 Years annuity option:

CONTRACT ANNIVERSARY*	GMIB BENEFIT BASE	ANNUAL GMIB PAYMENTS**
5th	$127,628	GMIB NOT AVAILABLE FOR EXERCISE
10th	$162,889	$10,184
15th	$207,893	$14,868
20th	$265,330	$21,715
25th***	$338,635	$31,290
30th	n/a	GMIB TERMINATED

*	The Contract may also be annuitized under the terms and conditions of the GMIB rider during the 30 day period immediately following each contract anniversary whenever GMIB is available for exercise.

**	GMIB payments must be made on a monthly basis. Annual amounts (monthly times 12) are illustrative.

***	If the Contract were not annuitized during the 30 day period following this contract anniversary, the GMIB rider would terminate and no future guaranteed minimum income benefit would be provided. Furthermore, GMIB Fees previously collected would not be refunded.

For a detailed explanation of how we calculate the GMIB Benefit Base and determine the actual payout amount upon exercise of the GMIB rider, see “Guaranteed Minimum Income Benefit.”

68

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

and

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

also known as

MODIFIED SINGLE PREMIUM INDIVIDUAL DEFERRED

VARIABLE ANNUITY CONTRACT

Issued By

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Home Office: Little Rock, Arkansas 72201

Service Center: 4333 Edgewood Road NE

Cedar Rapids, Iowa 52499-0001

Phone: (800) 535-5549

Offered Through

Transamerica Capital, Inc.

This individual deferred variable annuity contract (the “Contract”) is designed to provide comprehensive and flexible ways to invest and to create a source of income protection for later in life through the payment of annuity benefits. An annuity is intended to be a long term investment. Contract owners should consider their need for deferred income before purchasing the Contract. The Contract is issued by Transamerica Advisors Life Insurance Company (“Transamerica”) both on a nonqualified basis, and as an Individual Retirement Annuity (“IRA”) that is given qualified tax status. This Contract is currently not available to be issued as a tax sheltered annuity contract. We no longer accept any additional contributions from any source to your 403(b) Contract. In addition, we prohibit the issue of a 403(b) Contract in an exchange for the 403(b) contract or custodial account of another provider.

This Statement of Additional Information is not a Prospectus and should be read together with the Contract’s Prospectus dated May 1, 2011, which is available on request and without charge by writing to or calling Transamerica at the Service Center address or phone number set forth above.

2

OTHER INFORMATION

Selling the Contract

The Contracts are offered to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Effective May 1, 2008, Transamerica Capital, Inc. (“Transamerica” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.). Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”) formerly served as principal underwriter for the Contracts. MLPF&S is a Delaware corporation and its home office is located at 4 World Financial Center, New York, New York 10080. MLPF&S is an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. MLPF&S is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA. For the years ended December 31, 2008 MLPF&S received $7,879,196 in commissions. For the years ended December 31, 2010, 2009 and 2008, Transamerica Capital, Inc. received $3,611,843 $12,063,992 and $8,624,654, respectively, in commissions.

Financial Statements

The financial statements of Transamerica included in this Statement of Additional Information should be distinguished from the financial statements of the Accounts and should be considered only as bearing upon the ability of Transamerica to meet any obligations it may have under the Contract.

Administrative Services Arrangements

Transamerica has entered into a Service Agreement with its former parent, Merrill Lynch Insurance Group, Inc. (“MLIG”) pursuant to which Transamerica can arrange for MLIG to provide directly or through affiliates certain services. Pursuant to this agreement, Transamerica has arranged for MLIG to provide administrative services for the Accounts and the Contracts, and MLIG, in turn, has arranged for a subsidiary, Merrill Lynch Insurance Group Services, Inc. (“MLIG Services”), to provide these services. Compensation for these services, which will be paid by Transamerica, will be based on the charges and expenses incurred by MLIG Services, and will reflect MLIG Services’ actual costs. For the years ended December 31, 2010, 2009 and 2008, Transamerica paid administrative services fees of $2,801,731,$5,326,071 and $9,801,412, respectively.

CALCULATION OF YIELDS AND TOTAL RETURNS

Money Market Yields

From time to time, Transamerica may quote in advertisements and sales literature the current annualized yields for the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount for a 7-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the underlying Fund or on its respective portfolio securities. The current annualized yield is computed by: (a) determining the net change (exclusive of realized gains and losses on the sales of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account under a Contract having a balance of 1 unit at the beginning of the period, (b) dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return; and (c) annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net income from the Fund attributable to the hypothetical account; and (2) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for: (1) the mortality and expense risk charge; (2) the administration charge; and (3) the annual contract maintenance charge.

3

For purposes of calculating current yields for a Contract, an average per unit contract maintenance charge is used, as described below. Current yield will be calculated according to the following formula:

Current Yield = ((NCF – ES)/UV) × (365/7)

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses for the hypothetical account for the 7-day period.

UV	=	the unit value on the first day of the 7-day period.

Transamerica also may quote the effective yield of the Account A BlackRock Money Market V.I. Subaccount or the Account B BlackRock Money Market V.I. Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return according to the following formula:

Effective Yield = (1 + ((NCF – ES)/UV))365/7 = 1

Where:

NCF	=	the net change in the value of the Fund (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 unit.

ES	=	per unit expenses of the hypothetical account for the 7-day period.

UV	=	the unit value for the first day of the 7-day period.

Because of the charges and deductions imposed under the Contract, the yields for the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount will be lower than the yield for the corresponding underlying Fund.

The yields on amounts held in the Account A BlackRock Money Market V.I. Subaccount or the Account B BlackRock Money Market V.I. Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for that subaccount is affected by changes in interest rates on money market securities, average portfolio maturity of the underlying Fund, the types and qualities of portfolio securities held by the Fund and the Fund’s operating expenses. Yields on amounts held in the Account A BlackRock Money Market V.I. Subaccount and the Account B BlackRock Money Market V.I. Subaccount may also be presented for periods other than a 7-day period.

Other Subaccount Yields

From time to time, Transamerica may quote in sales literature or advertisements the current annualized yield of one or more of the Account A subaccounts (other than the Account A BlackRock Money Market V.I. Subaccount) for a Contract for 30-day or one-month periods. The annualized yield of a subaccount refers to income generated by the subaccount over a specified 30-day or one-month period. Because the yield is annualized, the yield generated by the subaccount during the 30-day or one-month period is assumed to be generated each period over a 12-month period. The yield is computed by: (1) dividing for the period; by (2) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period; then (3) compounding that yield for a 6-month period; and then (4) multiplying that result by 2. Expenses attributable to the subaccount include the mortality and expense risk charge, the administration charge and the annual contract maintenance charge. For purposes of calculating the 30-day or one-month yield, an average contract maintenance charge per dollar of contract value in the subaccount is used to determine the amount of the charge attributable to the subaccount for the 30-day or one-month period, as described below. The 30-day or one-month yield is calculated according to the following formula:

4

Yield = 2 × ((((NI – ES)/(U × UV)) + 1)6 – 1)

Where:

NI	=	net investment income of the Fund for the 30-day or one-month period attributable to the subaccount’s units.

ES	=	expenses of the subaccount for the 30-day or one-month period.

U	=	the average number of units outstanding.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

Currently, Transamerica may quote yields on bond subaccounts within Account A. Because of the charges and deductions imposed under the contracts, the yield for an Account A subaccount will be lower than the yield for the corresponding Fund.

The yield on the amounts held in the Account A subaccounts normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A subaccount’s actual yield is affected by the types and quality of portfolio securities held by the corresponding Fund, and its operating expenses.

Yield calculations do not take into account the declining contingent deferred sales charge on amounts surrendered or withdrawn under the Contract deemed to consist of premiums paid within the preceding seven years. A contingent deferred sales charge will not be imposed on the “free withdrawal amount” each year.

Total Returns

From time to time, Transamerica also may quote in sales literature or advertisements, total returns, including average annual total returns for one or more of the subaccounts for various periods of time. Average annual total returns will be provided for a subaccount for 1, 5 and 10 years, or for a shorter period, if applicable.

Total returns assume the Contract was surrendered at the end of the period shown, and are not indicative of performance if the Contract was continued for a longer period.

Average annual total returns for other periods of time may also be disclosed from time to time. For example, average annual total returns may be provided based on the assumption that a subaccount had been in existence and had invested in the corresponding underlying Fund for the same period as the corresponding Fund had been in operation. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will generally be as of the most recent calendar quarter-end.

Average annual total returns are calculated using subaccount unit values calculated on each valuation day based on the performance of the corresponding underlying Fund, the deductions for the mortality and expense risk charge, the administration charge (in the case of Account A subaccounts), and the contract maintenance charge (but not the GMIB and Estate Enhancer Benefit charges), and assume a surrender of the Contract at the end of the period for the return quotation. Total returns therefore reflect a deduction of the contingent deferred sales charge for any period of less than seven years. For purposes of calculating total return, an average per dollar contract maintenance charge attributable to the hypothetical account for the period is used, as described below. The average annual total return is then calculated according to the following formula:

TR = ((ERV/P) 1/N) + 1

5

Where:

TR	=	the average annual total return net of subaccount recurring charges (such as the mortality and expense risk charge, administration charge, if applicable, and contract maintenance charge).

ERV	=	the ending redeemable value (net of any applicable contingent deferred sales charge) at the end of the period of the hypothetical account with an initial payment of $1,000.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

From time to time, Transamerica also may quote in sales literature or advertisements, total returns that do not reflect the contingent deferred sales charge. These are calculated in exactly the same way as average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any contingent deferred sales charge on surrender of the Contract. In addition, such nonstandard returns may also be quoted for other periods.

From time to time, Transamerica also may quote in sales literature or advertisements total returns or other performance information for a hypothetical Contract assuming the initial premium is allocated to more than one subaccount or assuming monthly transfers from the Account A BlackRock Money Market V.I. Subaccount to one or more designated subaccounts under a dollar cost averaging program. These returns will reflect the performance of the affected subaccount(s) for the amount and duration of the allocation to each subaccount for the hypothetical Contract. They also will reflect the deduction of charges described above except for the contingent deferred sales charge. For example, total return information for a Contract with a dollar cost averaging program for a 12-month period will assume commencement of the program at the beginning of the most recent 12-month period for which average annual total return information is available. This information will assume an initial lump-sum investment in the Account A BlackRock Money Market V.I. Subaccount at the beginning of that period and monthly transfers of a portion of the contract value from that subaccount to designated subaccount(s) during the 12-month period. The total return for the Contract for this 12-month period therefore will reflect the return on the portion of the contract value that remains invested in the Account A BlackRock Money Market V.I. Subaccount for the period it is assumed to be so invested, as affected by monthly transfers, and the return on amounts transferred to the designated subaccounts for the period during which those amounts are assumed to be invested in those subaccounts. The return for an amount invested in a subaccount will be based on the performance of that subaccount for the duration of the investment, and will reflect the charges described above other than the contingent deferred sales charge. Performance information for a dollar cost-averaging program also may show the returns for various periods for a designated subaccount assuming monthly transfers to the subaccount, and may compare those returns to returns assuming an initial lump-sum investment in that subaccount. This information also may be compared to various indices, such as the Merrill Lynch 91-day Treasury Bills index or the U.S. Treasury Bills index and may be illustrated by graphs, charts, or otherwise.

6

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

(a wholly owned subsidiary of AEGON USA, LLC)

Year Ended December 31, 2010

Transamerica Advisors Life Insurance Company

(a wholly owned subsidiary of AEGON USA, LLC)

Financial Statements

Year Ended December 31, 2010

[ERNST & YOUNG LLP]

Report of Independent Registered Public Accounting Firm

The Board of Directors

Transamerica Advisors Life Insurance Company

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2010 and 2009, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in response to new accounting standards, the Company changed its method of accounting for other-than-temporary impairments effective April 1, 2009.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 25, 2011

1

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS

	December 31,
(dollars in thousands, except share data)	2010	2009

ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2010 - $1,565,004; 2009 - $1,334,698)	$1,628,394	$1,323,717
Fixed maturity trading securities	23,138	21,574
Equity available-for-sale securities, at estimated fair value (cost: 2010 - $15,202; 2009 - $15,202)	12,990	11,805
Limited partnerships	9,687	12,620
Mortgage loans on real estate	62,890	70,854
Policy loans	827,638	867,361

Total investments	2,564,737	2,307,931

Cash and cash equivalents	308,614	428,848
Accrued investment income	38,121	34,237
Deferred policy acquisition costs	31,437	26,730
Deferred sales inducements	7,270	6,296
Value of business acquired	335,051	374,737
Goodwill	2,800	2,800
Federal income taxes - deferred	4,467	890
Reinsurance receivables	4,158	35,806
Affiliated short-term note receivable	—	40,000
Receivable for investments sold - net	371	2,009
Other assets	31,635	38,835
Separate Accounts assets	8,163,032	8,313,833

Total Assets	$11,491,693	$11,612,952

See Notes to Financial Statements

2

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

BALANCE SHEETS - Continued

	December 31,
(dollars in thousands, except share data)	2010	2009

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances	$1,551,317	$1,626,415
Future policy benefits	362,587	439,634
Claims and claims settlement expenses	33,677	32,846

Total policyholder liabilities and accruals	1,947,581	2,098,895

Other policyholder funds	3,380	10,346
Payables for collateral under securities loaned	160,363	149,050
Derivative instruments - net	353	—
Federal income taxes - current	4,106	4,191
Affiliated payables - net	11,199	7,129
Other liabilities	5,177	8,459
Separate Accounts liabilities	8,163,032	8,313,833

Total Liabilities	10,295,191	10,591,903

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)	2,500	2,500
Additional paid-in capital	1,366,636	1,366,636
Accumulated other comprehensive income (loss), net of taxes	27,487	(10,104)
Retained deficit	(200,121)	(337,983)

Total Stockholder’s Equity	1,196,502	1,021,049

Total Liabilities and Stockholder’s Equity	$11,491,693	$11,612,952

See Notes to Financial Statements

3

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF INCOME

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

Revenues
Policy charge revenue	$204,618	$203,926	$240,667
Net investment income	127,647	122,937	135,158
Net realized investment gains (losses)
Other-than-temporary impairment losses on securities	(4,464)	(14,719)	(8,329)
Portion of other-than-temporary impairment losses recognized in other comprehensive income	4,335	4,753	—
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(423)	106	—

Net other-than-temporary impairment losses on securities recognized in income	(552)	(9,860)	(8,329)
Net realized investment gains (losses), excluding other-than-temporary impairment losses on securities	(23,894)	(48,425)	36,050

Net realized investment gains (losses)	(24,446)	(58,285)	27,721

Total Revenues	307,819	268,578	403,546

Benefits and Expenses
Interest credited to policyholder liabilities	79,066	79,555	91,447
Policy benefits (net of reinsurance recoveries: 2010 - $16,926; 2009 - $3,810; 2008 - $16,492)	30,630	51,104	190,578
Reinsurance premium ceded	14,360	7,253	22,789
Amortization (accretion) of deferred policy acquisition costs	(3,690)	10,605	(695)
Amortization and impairment of value of business acquired	20,353	155,521	37,671
Amortization of other intangibles	—	—	3,774
Impairment charges	—	—	215,462
Insurance expenses and taxes	53,940	75,713	68,778

Total Benefits and Expenses	194,659	379,751	629,804

Income (Loss) Before Taxes	113,160	(111,173)	(226,258)

Federal Income Tax Expense (Benefit)
Current	(436)	7,292	—
Deferred	(24,266)	84,636	(87,919)

Federal Income Tax Expense (Benefit)	(24,702)	91,928	(87,919)

Net Income (Loss)	$137,862	$(203,101)	$(138,339)

See Notes to Financial Statements

4

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

Net Income (Loss)	$137,862	$(203,101)	$(138,339)

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding gains (losses) arising during the period	76,723	113,729	(146,545)
Reclassification adjustment for losses included in net income	5,353	23,338	—

	82,076	137,067	(146,545)

Net unrealized other-than-temporary impairments on securities
Net unrealized other-than-temporary impairment losses arising during the period	(4,335)	(4,753)	—
Change in previously recognized unrealized other-than-temporary impairments	401	406	—
Reclassification adjustment for other-than-temporary impairments included in net income	423	(106)	—

	(3,511)	(4,453)	—
Adjustments
Policyholder liabilities	(1,672)	3,710	(647)
Deferred policy acquisition costs	—	(1,481)	1,481
Value of business acquired	(18,611)	(46,657)	45,438
Deferred federal income taxes	(20,691)	(29,655)	35,095

	(40,974)	(74,083)	81,367

Total other comprehensive income (loss), net of taxes	37,591	58,531	(65,178)

Comprehensive Income (Loss)	$175,453	$(144,570)	$(203,517)

See Notes to Financial Statements

5

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF STOCKHOLDER’S EQUITY

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

Common Stock	$2,500	$2,500	$2,500

Additional Paid-in Capital
Balance at beginning of year	$1,366,636	$1,366,636	$1,116,636
Capital contribution from AEGON USA, LLC	—	—	250,000

Balance at end of year	$1,366,636	$1,366,636	$1,366,636

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of year	$(10,104)	$(65,178)	$—
Total other comprehensive income (loss), net of taxes	37,591	58,531	(65,178)
Cumulative effect of adoption of other-than-temporary impairment guidance	—	(3,457)	—

Balance at end of year	$27,487	$(10,104)	$(65,178)

Retained Earnings (Deficit)
Balance at beginning of year	$(337,983)	$(138,339)	$—
Net income (loss)	137,862	(203,101)	(138,339)
Cumulative effect of adoption of other-than-temporary impairment guidance	—	3,457	—

Balance at end of year	$(200,121)	$(337,983)	$(138,339)

Total Stockholder’s Equity	$1,196,502	$1,021,049	$1,165,619

See Notes to Financial Statements

6

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$137,862	$(203,101)	$(138,339)
Adjustment to reconcile net income (loss) to net cash and cash equivalents provided by operating activities
Changes in:
Deferred policy acquisition costs	(4,707)	(3,940)	(22,790)
Deferred sales inducements	(974)	936	(7,232)
Value of business acquired	20,353	155,521	37,670
Benefit reserves	(51,419)	(29,116)	132,629
Federal income tax accruals	(24,352)	94,228	(87,203)
Claims and claims settlement expenses	831	(6,037)	(3,522)
Other policyholder funds	(6,966)	8,340	(2,697)
Other intangibles	—	—	3,774
Other operating assets and liabilities, net	37,387	(14,259)	(1,979)
Amortization (accretion) of investments	775	(2,697)	(2,228)
Limited partnership asset distributions	(386)	(411)	(858)
Impairment charges	—	—	215,462
Interest credited to policyholder liabilities	79,066	79,555	91,447
Net increase in fixed maturity trading securities	(1,564)	—	—
Net realized investment (gains) losses	24,446	58,285	(27,721)

Net cash and cash equivalents provided by operating activities	210,352	137,304	186,413

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	483,148	354,643	598,127
Maturities of available-for-sale securities and mortgage loans	160,270	173,439	295,409
Purchases of available-for-sale securities	(861,126)	(363,846)	(1,066,743)
Sales of limited partnerships	3,189	2,660	1,148
Change in affiliated short-term note receivable	40,000	(40,000)	—
Change in payable for collateral under securities loaned	11,313	(33,401)	182,451
Changes in derivative liability	353	—	—
Policy loans on insurance contracts, net	39,723	46,521	34,743
Net settlement on futures contracts	(26,864)	(48,105)	37,803
Other	873	1,957	3,235

Net cash and cash equivalents provided by (used in) investing activities	$(149,121)	$93,868	$86,173

See Notes to Financial Statements

7

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

STATEMENTS OF CASH FLOWS - Continued

	For the Years Ended December 31,
(dollars in thousands)	2010	2009	2008

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$40,784	$284,846	$389,370
Policyholder withdrawals	(222,249)	(516,074)	(641,685)
Capital contribution from AEGON USA, LLC	—	—	250,000

Net cash and cash equivalents used in financing activities	(181,465)	(231,228)	(2,315)

Net increase (decrease) in cash and cash equivalents (1)	(120,234)	(56)	270,271
Cash and cash equivalents, beginning of year	428,848	428,904	158,633

Cash and cash equivalents, end of year	$308,614	$428,848	$428,904

(1)	Included in net increase (decrease) in cash and cash equivalents is interest received (2010 - $109; 2009 - $65; 2008 - $1,137); interest paid (2010 - $36; 2009 - $28; 2008 - $196); federal income taxes paid (2010 - $3,200; 2009 - $3,100; 2008 - $5,400); and federal income taxes received (2010 - $3,589; 2009 - $5,400; 2008 - $6,115)

See Notes to Financial Statements

8

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)

NOTES TO FINANCIAL STATEMENTS

(Dollars in Thousands)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation

Transamerica Advisors Life Insurance Company (“TALIC” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC (“AUSA”). Prior to July 1, 2010, the Company was known as Merrill Lynch Life Insurance Company (“MLLIC”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to December 28, 2007, the Company was an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co”).

The Company is a life insurance company, who conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. During 2009, the Company, in addition to no longer issuing life insurance products, ceased issuing variable annuity and market value adjusted annuity products.

Basis of Reporting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting principles (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.

Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. These reclassifications have no effect on net income or stockholder’s equity of the prior periods.

Accounting Estimates and Assumptions

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, value of business acquired, goodwill, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments

Fixed maturity and equity securities

The Company’s investments consist of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) which are reported at estimated fair value. In addition, the Company holds fixed maturity securities which contain a conversion to equity feature, which is considered an embedded derivative. These fixed maturity securities have been classified as trading and are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. The Company’s valuation policy dictates that publicly available prices are initially sought from several third party pricing services. In the event that pricing is not available from these services, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

Each month, the Company performs an analysis of the information obtained from third party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third party service and indicates current spreads for securities based on weighted average life, credit rating and

9

industry sector. Monthly, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market, as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 1% of the value.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on first-in, first-out (“FIFO”) basis.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss), net of taxes on the Balance Sheets and are not reflected in the Statements of Income until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary. Changes in fair value of fixed maturity securities deemed trading are reported as a component of net investment income.

Other-than-temporary impairments (“OTTI”)

If management determines that a decline in the value of an AFS security is other-than-temporary, an impairment loss is recognized. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e. company announcements, ratings agency announcements, or news wire services). For equity securities, the Company also considers the ability and intent to hold the investments for a period of time sufficient for a forecasted market price recovery up to or beyond the amortized cost of the investment. The factors that may give rise to a potential OTTI include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

For equity securities, once management determines a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

For debt securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For AFS fixed maturity securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non credit portion). The credit loss is recognized in earnings and the non credit loss is recognized in other comprehensive income (“OCI”), net of applicable taxes and value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of AFS fixed maturity securities for which non credit OTTI was previously recognized in OCI in OCI-OTTI.

Limited partnerships

At December 31, 2010 and 2009, the Company had investments in two limited partnerships that are not publicly traded. One of the partnerships is carried at estimated fair value which is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining partnership is carried at cost.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and general reserves. The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the

10

Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. The Company does not accrue interest on loans ninety days past due. The Company also establishes a general reserve based on a percentage of the outstanding loan balance.

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Derivative Instruments

Derivatives are financial instruments in which the value changes in response to an underlying variable, which require little or no net initial investment and are net settled at a future date. The Company has entered into exchange traded derivatives such as futures and variance swaps to hedge the costs of the volatility of the S&P market. Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. All derivatives recognized on the Balance Sheets are carried at fair value with changes in fair value recognized in the Statements of Income. The fair value for exchange traded derivatives, such as futures, is calculated net of the interest accrued to date and is based on quoted market prices. Net settlements on the futures occur daily. The fair value for variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e. strike) multiplied by the notional value of the swap. At termination the final fair value is recorded as a realized investment gain (loss) in the Statements of Income. Variance swaps do not accrue interest, and typically, no cash is exchanged at initiation.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Securities Lending

Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all the risks and rewards of asset ownership. The lent securities are included in fixed maturity AFS securities in the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued.

Value of Business Acquired (“VOBA”), Deferred Policy Acquisition Costs (“DAC”) and Deferred Sales Inducements (“DSI”)

VOBA

VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than unamortized balance. See Note 4 to the Financial Statements for further discussion.

DAC

Policy acquisition costs for variable annuities are deferred and amortized based on the estimated future gross profits for each group of contracts. Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the Statements of Income are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and

11

the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

At December 31, 2010 and 2009, variable annuities accounted for the Company’s entire DAC asset. See Note 4 to the Financial Statements for further discussion.

DSI

The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.

The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2010 and 2009, variable annuities accounted for the Company’s entire DSI asset. See Note 4 to the Financial Statements for further discussion.

The short-term equity growth rate and the long-term growth rate for the amortization of VOBA, DAC and DSI were as follows:

	December 31,
	2010	2009	2008
Gross short-term equity growth rate for five years	9.00%	7.25%	15.00%
Gross long-term growth rate	9.00%	9.00%	9.00%

Other Intangibles

Other intangible assets were comprised of a distribution agreement, a trade name and a non-compete agreement. At December 31, 2008, the Company made a business decision to commence selling similar products on affiliate companies through the ML&Co distribution channel instead of continuing to sell new variable annuities on the Company. As a result of this decision, an impairment charge was taken for the entire unamortized other intangible balance at December 31, 2008. Prior to December 31, 2008, the trade name and the non-compete agreements were amortized on a straight-line basis over their useful life of five years. The distribution intangible was amortized over the expected economic benefit period and at a pace consistent with the expected future gross profit streams generated from the distribution agreement, which was thirty years. The entire asset amount had been allocated to annuities. See Note 4 to the Financial Statements for further discussion.

Goodwill

Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. At December 31, 2008, the Company made a business decision to commence selling similar products on affiliate companies through the ML&Co distribution channel instead of continuing to sell new variable annuities on the Company. As a result of this decision, an impairment charge was taken for the majority of the goodwill balance except for the amount related to the Company’s state licenses at December 31, 2008. See Note 4 to the Financial Statements for further discussion.

12

Separate Accounts

The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.

Policyholder Account Balances

The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

	2010	2009
Interest-sensitive life products	4.00% - 4.85%	4.00% - 4.85%
Interest-sensitive deferred annuities	0.25% - 6.15%	0.40% - 6.80%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Future Policy Benefits

The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Liabilities for guaranteed benefits for variable annuity and life insurance contracts are discussed in more detail in Note 5 of the Financial Statements. Interest rates used in establishing such liabilities are as follows:

	2010	2009
Interest rates used for liabilities	2.55% - 5.75%	2.55% - 5.75%

Revenue Recognition

Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

13

Claims and Claims Settlement Expenses

Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Federal Income Taxes

The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves.

Recent Accounting Guidance

Current Adoption of Recent Accounting Guidance

Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures

The Company adopted guidance (Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements) which included new disclosures and clarifications of existing disclosures about fair value measurements for the period ended March 31, 2010. The guidance requires disclosure of significant transfers in and out of Levels 1 and 2 of the fair value hierarchy and reasons for the transfers. Additionally, the ASU clarifies the level of disaggregation for fair value disclosures, requiring disclosures for each class of assets and liabilities. The guidance clarified that a reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

ASC 310, Receivables

The Company adopted guidance (ASU 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses) which requires new and expanded financial statement disclosures for the period ended December 31, 2010. An entity is required to provide qualitative and quantitative disclosures about the allowance for credit losses, credit quality, impaired loans, modifications, and nonaccrual and past due financing receivables. In addition, the disclosures must be disaggregated by portfolio segment or class of financing receivable based on how a company develops its allowance for credit losses and how it manages its credit exposure. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

Accounting Guidance Adopted in 2009

ASC 105, Generally Accepted Accounting Principles

The Company adopted guidance that established the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“Codification”) as the source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities for the period ended September 30, 2009. All guidance contained in the Codification carries an equal level of authority. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

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ASC 320, Investments—Debt and Equity Securities

The Company adopted guidance that made other-than-temporary impairment (“OTTI”) guidance for debt securities more operational and improved the presentation and disclosure of OTTI on debt and equity securities in the financial statements for the period ended June 30, 2009. The adoption resulted in a net increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $3,457 at June 30, 2009.

ASC 820, Fair Value Measurements and Disclosures

•

The Company adopted guidance on measuring the fair value of certain alternative investments (i.e., investments in hedge funds, private equity funds, venture capital funds, offshore fund vehicles, funds of funds, and real estate funds) for the period ended December 31, 2009 (ASU 2009-12, Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)). The adoption did not have a material impact on the Company’s financial statements.

•

The Company adopted guidance, for the period ended December 31, 2009, which clarified that when a quoted price in an active market for an identical liability is not available, an entity should measure fair value using one of the following approaches that maximizes the use of relevant observable inputs and minimizes the use of unobservable inputs: a) a valuation technique that uses the quoted price of the identical liability when traded as an asset; b) a valuation technique that uses quoted prices for similar liabilities or similar liabilities when traded as assets; or c) another valuation technique that is consistent with fair value measurement guidance (e.g., income approach or a market approach) (ASU 2009-05, Measuring Liabilities at Fair Value). The adoption did not have a material impact on the Company’s financial statements.

•

The Company adopted guidance for estimating fair value when the volume and level of activity for an asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly for the period ended June 30, 2009. The guidance provides a list of factors that an entity should consider when determining whether there has been a significant decrease in the volume and level of activity for an asset or liability when compared to normal market activity for that asset or liability. The guidance also requires interim disclosures of the inputs and valuation techniques used to measure fair value and disclosure of any changes to those inputs and valuation techniques during the period. The adoption did not have a material impact on the Company’s financial statements.

•

The Company adopted guidance requiring disclosures about fair value of financial instruments in interim reporting periods as well as annual periods for the period ended June 30, 2009. The guidance requires an entity to disclose the methods and significant assumptions used to estimate fair value of financial instruments and to describe changes, if any, to those methods and assumptions during the period. The adoption affected disclosures but did not impact the Company’s results of operations or financial position.

ASC 855, Subsequent Events

The Company adopted guidance that established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued for the period ended June 30, 2009. In addition, the Company adopted revised guidance as of the period ended December 31, 2009, which eliminated the requirement for entities that file or furnish financial statements to the Securities Exchange Commission (“SEC”) to disclose the date through which subsequent events have been evaluated. The adoption did not impact the Company’s results of operations or financial position.

ASC 815, Derivatives and Hedging

On January 1, 2009, the Company adopted guidance that amended and expanded the disclosure requirements related to derivative instruments and hedging activities to provide users of financial statements with an enhanced understanding of a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for, and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The adoption did not impact the Company’s results of operations or financial position.

ASC 805, Business Combinations

On January 1, 2009, the Company adopted guidance that established the principles and requirements for how the acquirer in a business combination: a) measures and recognizes the identifiable assets acquired, liabilities assumed, and any noncontrolling interests in the acquired entity, b) measures and recognizes positive goodwill acquired or a gain from bargain purchase (negative goodwill), and c) determines the disclosure information that is decision-useful to users of financial statements in evaluating the nature and financial effects of the business combination. The adoption did not have a material impact on the results of operation or financial position.

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ASC 350, Intangibles—Goodwill and Other

On January 1, 2009, the Company adopted guidance that amended the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. The adoption did not impact the Company’s results of operations or financial position.

Future Adoption of Accounting Guidance

ASC 820, Fair Value Measurements and Disclosures

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements, which requires separate presentation of information about purchases, sales, issuances, and settlements in the Level 3 reconciliation for fair value measurements using significant unobservable inputs. This disclosure requirement is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2010. The Company will adopt the guidance on January 1, 2011, which affects disclosures and therefore will not impact the Company’s results of operations or financial position.

ASC 944, Financial Services - Insurance

•

In April 2010, the FASB issued ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments. This guidance clarifies that an insurance entity should not consider any separate account interest held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning January 1, 2011 with early adoption permitted with the guidance applied retrospectively to all prior periods upon the date of adoption. The Company will adopt the guidance on January 1, 2011 and does not expect this to have a material impact to the Company’s results of operations and financial position.

•

In October 2010, the FASB issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts. This guidance modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. An insurance entity may only capitalize incremental direct costs of contract acquisition, the portion of employees’ compensation directly related to time spent performing specified acquisition activities for a contract that has actually been acquired, other costs related directly to specified activities that would not have been incurred had the acquisition contract transaction not occurred, and advertising costs that meet capitalization criteria in other GAAP guidance. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt the guidance on January 1, 2012 and is currently evaluating the impact to the Company’s results of operations and financial position.

ASC 350, Intangibles—Goodwill and Other

In December 2010, the FASB issued ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts, which requires entities with a zero or negative carrying value to assess, considering qualitative factors, whether it is more likely than not that a goodwill impairment exists. If an entity concludes that it is more likely than not that a goodwill impairment exists, the entity must perform step 2 of the goodwill impairment test. The guidance is effective for impairment tests performed during entities’ fiscal years, and interim periods within those years, that begin after December 15, 2010. The Company will adopt the guidance on January 1, 2011 and does not expect this to have a material impact to the Company’s results of operations and financial position.

Note 2. Fair Value of Financial Instruments

Fair Value Measurements

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy

The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within

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different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company recognizes transfers between levels as of the beginning of the quarter.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis:

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$1,120,976	$—	$1,120,976
Asset-backed securities	—	91,209	11,244	102,453
Commercial mortgage-backed securities	—	139,330	504	139,834
Residential mortgage-backed securities	—	101,262	2,886	104,148
Municipals	—	1,475	—	1,475
Government and government agencies
United States	149,652	—	—	149,652
Foreign	3,699	6,157	—	9,856

Total fixed maturity AFS securities (a)	153,351	1,460,409	14,634	1,628,394
Fixed maturity trading securities (a) - corporate securities	—	23,138	—	23,138
Equity securities (a)
Banking securities	—	7,054	—	7,054
Other financial services securities	—	520	—	520
Industrial securities	—	5,416	—	5,416

Total equity securities (a)	—	12,990	—	12,990
Cash equivalents (b)	—	317,321	—	317,321
Limited partnerships (c)	—	—	9,415	9,415
Separate Accounts assets (d)	8,163,032	—	—	8,163,032

Total assets	$8,316,383	$1,813,858	$24,049	$10,154,290

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$(25,416)	$(25,416)
Derivatives (f)	—	353	—	353

Total liabilities	$—	$353	$(25,416)	$(25,063)

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	December 31, 2009
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$—	$700,585	$11,440	$712,025
Asset-backed securities	—	89,281	22,410	111,691
Commercial mortgage-backed securities	—	152,173	—	152,173
Residential mortgage-backed securities	—	114,979	3,191	118,170
Municipals	—	1,488	—	1,488
Government and government agencies
United States	215,828	—	—	215,828
Foreign	3,463	8,879	—	12,342

Total fixed maturity AFS securities (a)	219,291	1,067,385	37,041	1,323,717
Fixed maturity trading securities (a) - corporate securities	—	21,574	—	21,574
Equity securities (a)
Banking securities	—	6,361	—	6,361
Other financial services securities	—	363	—	363
Industrial securities	—	5,081	—	5,081

Total equity securities (a)	—	11,805	—	11,805
Cash equivalents (b)	—	433,875	—	433,875
Limited partnerships (c)	—	—	7,604	7,604
Separate Accounts assets (d)	8,313,833	—	—	8,313,833

Total assets	$8,533,124	$1,534,639	$44,645	$10,112,408

Liabilities
Future policy benefits (embedded derivatives only) (e)	$—	$—	$(12,759)	$(12,759)

Total liabilities	$—	$—	$(12,759)	$(12,759)

(a)	Securities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Level 1 securities primarily include highly liquid U.S. Treasury and U.S. Government Agency securities. Securities are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the asset or prices for similar assets. Level 2 securities include fixed maturity securities and preferred stock for which the Company utilized pricing services and corroborated broker quotes. Securities are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 3 consists principally of fixed maturity securities whose fair value is estimated based on non-binding broker quotes.
(b)	Cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the abovementioned table.
(c)	The Company has an investment in a limited partnership for which the fair value was derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining limited partnership is carried at cost and is not included in the abovementioned table.
(d)	Separate Accounts assets are carried at the net asset value provided by the fund managers.
(e)	The Company issued contracts containing guaranteed minimum withdrawal benefits riders (“GMWB”) and obtained reinsurance on guaranteed minimum income benefit riders (“GMIB reinsurance”). GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host variable annuity contract. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rates and actuarial assumptions. Since many of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.
(f)

Derivatives are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Derivatives are

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classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the identical asset or prices for similar assets. Derivatives are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 2 derivatives include variance swaps for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value for the variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e. strike) multiplied by the notional value of the swap.

During 2010, there were no transfers between level 1 and 2, respectively.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2010 and 2009:

	December 31, 2010		December 31, 2009
	Limited Partnership	Fixed Maturity AFS Securities	Limited Partnership	Fixed Maturity AFS Securities

Balance at beginning of period (a)	$7,604	$37,041	$9,895	$112,200

Change in unrealized gains (losses) (b)	—	4,125	—	9,805
Purchases	—	27,941	—	20,021
Sales	(712)	(3,781)	(745)	(26,854)
Transfers into Level 3	—	3,256	—	27,473
Transfers out of Level 3	—	(54,058)	—	(100,605)
Changes in valuation (c)	2,137	110	(1,957)	605
Net realized investment gains (losses) (d)	386	—	411	(5,604)

Balance at end of period (a)	$9,415	$14,634	$7,604	$37,041

(a)	Recorded as a component of limited partnerships and fixed maturity AFS securities in the Balance Sheets.
(b)	Recorded as a component of other comprehensive income (loss).
(c)	Recorded as a component of net investment income in the Statements of Income.
(d)	Recorded as a component of net realized investment gains (losses) for fixed maturity and net investment income for limited partnerships in the Statements of Income

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The decrease in Level 3 fixed maturity AFS securities at December 31, 2010 and 2009 was primarily due to an increase in market activity and availability of market observable data (Level 2).

The Company’s Level 3 liabilities (assets) consist of provisions for GMWB and GMIB reinsurance. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions.

The expected returns are based on risk-free rates, such as the current London Inter-Bank Offered Rate (“LIBOR”) forward curve. The credit spread is set by using the credit default swap (“CDS”) spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors).

For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P 500 index (expressed as a spot rate) was 24.8% at December 31, 2010 and 25.3% at December 31, 2009. Correlations of market returns across underlying indices are

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based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2010 and 2009:

	December 31, 2010		December 31, 2009
	GMWB	GMIB Reinsurance	GMWB	GMIB Reinsurance

Balance at beginning of period (b)	$45,987	$(58,746)	$114,457	$(79,134)

Changes in interest rates (a)	20,355	(8,533)	(35,381)	12,922
Changes in equity markets (a)	(10,022)	4,653	(24,462)	13,503
Other (a)	(25,319)	6,209	(8,627)	(6,037)

Balance at end of period (b)	$31,001	$(56,417)	$45,987	$(58,746)

(a)	Recorded as a component of policy benefits in the Statements of Income.
(b)	Recorded as a component of future policy benefits in the Balance Sheets.

During 2010, the decrease in the GMWB and GMIB reinsurance reserves was principally driven by the improved equity markets and updated policyholder behavior assumptions offset by a decline in risk neutral rates. In 2009, the change in GMWB and GMIB reinsurance was driven by the increase in risk neutral rates, improved equity markets, and policyholder behavior assumption updates, slightly offset by a lower credit spread.

Note 3. Investments

Fixed Maturity and Equity Securities

The amortized cost/cost and estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2010 and 2009 were:

	December 31, 2010
		Gross Unrealized		Estimated Fair Value
	Amortized Cost/Cost	Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$1,069,082	$55,530	$(3,638)	$1,120,974
Asset-backed securities	102,964	7,062	(7,572)	102,454
Commercial mortgage-backed securities	131,362	8,501	(29)	139,834
Residential mortgage-backed securities	104,486	3,145	(3,483)	104,149
Municipals	1,462	13	—	1,475
Government and government agencies
United States	146,585	4,771	(1,704)	149,652
Foreign	9,063	794	—	9,856

Total fixed maturity AFS securities	$1,565,004	$79,816	$(16,426)	$1,628,394

Equity securities - preferred stocks
Banking securities	$9,246	$—	$(2,192)	$7,054
Other financial services securities	165	355	—	520
Industrial securities	5,791	—	(375)	5,416

Total equity securities	$15,202	$355	$(2,567)	$12,990

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	December 31, 2009
	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	Losses/ OTTI (1)
Fixed maturity AFS securities
Corporate securities	$694,157	$23,767	$(5,899)	$712,025
Asset-backed securities	118,400	4,830	(11,539)	111,691
Commercial mortgage-backed securities	165,844	1,819	(15,490)	152,173
Residential mortgage-backed securities	122,400	3,400	(7,630)	118,170
Municipals	1,551	7	(70)	1,488
Government and government agencies
United States	220,313	1,427	(5,912)	215,828
Foreign	12,033	369	(60)	12,342

Total fixed maturity AFS securities	$1,334,698	$35,619	$(46,600)	$1,323,717

Equity securities - preferred stocks
Banking securities	$9,246	$—	$(2,885)	$6,361
Other financial services securities	165	198	—	363
Industrial securities	5,791	—	(710)	5,081

Total equity securities	$15,202	$198	$(3,595)	$11,805

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI -OTTI.

Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2010 and 2009 were:

	December 31, 2010		December 31, 2009
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$1,484,533	$1,555,503	$1,249,330	$1,250,717
Below investment grade	80,471	72,891	85,368	73,000

Total fixed maturity AFS securities	$1,565,004	$1,628,394	$1,334,698	$1,323,717

At December 31, 2010 and 2009 the estimated fair value of fixed maturity securities rated BBB- were $55,760 and $38,945, respectively, which is the lowest investment grade rating given by Standard & Poor’s (“S&P”).

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2010 and 2009 by contractual maturities were:

	December 31, 2010		December 31, 2009
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$8,271	$8,350	$107,985	$108,234
Due after one year through five years	250,194	263,865	265,145	273,128
Due after five years through ten years	823,396	858,024	421,437	423,225
Due after ten years	144,331	151,718	133,487	137,096

	1,226,192	1,281,957	928,054	941,683
Mortgage-backed securities and other asset-backed securities	338,812	346,437	406,644	382,034

Total fixed maturity AFS securities	$1,565,004	$1,628,394	$1,334,698	$1,323,717

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In the preceding table fixed maturity securities not due at a single maturity date, have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The Company had investment securities with an estimated fair value of $23,870 and $23,819 that were deposited with insurance regulatory authorities at December 31, 2010 and 2009, respectively.

Unrealized Gains (Losses) on Fixed Maturity and Equity Securities

The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

The estimated fair value and gross unrealized losses and OTTI of fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009 were as follows:

	December 31, 2010
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$69,662	$72,628	$(2,966)
Asset-backed securities	10,276	10,297	(21)
Commercial mortgage-backed securities	1,022	1,051	(29)
Residential mortgage-backed securities	9,371	10,074	(703)
Government and government agencies - United States	644	656	(12)
Equity securities - banking securities	2,558	2,616	(58)

Total fixed maturity and equity securities	93,533	97,322	(3,789)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities - corporate securities	5,205	5,366	(161)

Total fixed maturity and equity securities	5,205	5,366	(161)

Greater than one year
Fixed maturity AFS securities
Corporate securities	11,553	12,064	(511)
Asset-backed securities	15,001	22,552	(7,551)
Residential mortgage-backed securities	15,499	18,279	(2,780)
Government and government agencies - United States	30,846	32,538	(1,692)
Equity securities
Banking securities	4,497	6,631	(2,134)
Industrial securities	5,416	5,791	(375)

Total fixed maturity and equity securities	82,812	97,855	(15,043)

Total fixed maturity and equity securities	$181,550	$200,543	$(18,993)

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	December 31, 2009
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$169,107	$171,407	$(2,300)
Asset-backed securities	3,690	3,767	(77)
Commercial mortgage-backed securities	11,798	12,094	(296)
Residential mortgage-backed securities	19,885	20,021	(136)
Government and government agencies
United States	25,969	26,201	(232)
Foreign	3,563	3,623	(60)

Total fixed maturity and equity securities	234,012	237,113	(3,101)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities
Corporate securities	6,173	6,813	(640)
Asset-backed securities	12,892	14,470	(1,578)
Commercial mortgage-backed securities	5,046	5,770	(724)
Residential mortgage-backed securities	4	4	—
Government and government agencies - United States	83,657	89,337	(5,680)

Total fixed maturity and equity securities	107,772	116,394	(8,622)

Greater than one year
Fixed maturity AFS securities
Corporate securities	60,057	63,016	(2,959)
Asset-backed securities	22,950	32,834	(9,884)
Commercial mortgage-backed securities	50,799	65,269	(14,470)
Residential mortgage-backed securities	19,805	27,299	(7,494)
Municipals	860	930	(70)
Equity securities
Banking securities	6,361	9,246	(2,885)
Industrial securities	5,081	5,791	(710)

Total fixed maturity and equity securities	165,913	204,385	(38,472)

Total fixed maturity and equity securities	$507,697	$557,892	$(50,195)

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

The total number of securities in an unrealized loss position was 74 and 119 at December 31, 2010 and 2009, respectively.

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The estimated fair value, gross unrealized losses, OTTI and number of securities where the fair value had declined below amortized cost by greater than 20% and greater than 40% at December 31, 2010 and 2009 were as follows:

	December 31, 2010
	Estimated Fair Value	Gross Unrealized Losses/OTTI (1)	Number of Securities
Decline > 20%
Less than or equal to six months	$995	$(314)	1
Greater than one year	15,849	(9,467)	6

Total	$16,844	$(9,781)	7

Decline > 40%
Greater than one year	$4,284	$(2,969)	2

Total	$4,284	$(2,969)	2

	December 31, 2009
	Estimated Fair Value	Gross Unrealized Losses/OTTI (1)	Number of Securities
Decline > 20%
Greater than one year	$68,806	$(32,677)	17

Total	$68,806	$(32,677)	17

Decline > 40%
Greater than one year	$12,943	$(10,989)	4

Total	$12,943	$(10,989)	4

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Unrealized gains (losses) incurred during the years ended December 31, 2010 and 2009, respectively, were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. As the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, the Company did not consider these securities to be other-than-temporarily impaired.

The components of net unrealized gains (losses) and OTTI included in accumulated other comprehensive income (loss), net of taxes, at December 31, 2010 and 2009 was as follows:

	December 31,
	2010	2009
Assets
Fixed maturity securities	$63,390	$(13,990)
Equity securities	(2,212)	(3,397)
VOBA	(19,829)	(1,219)

	41,349	(18,606)

Liabilities
Policyholder account balances	1,387	3,062
Federal income taxes - deferred	(15,249)	5,440

	(13,862)	8,502

Stockholder’s equity
Accumulated other comprehensive income (loss) , net of taxes	$27,487	$(10,104)

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The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were no prepayment premiums for the years ended December 31, 2010 and 2009.

The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2010 and 2009 was $66,713 and $67,707, respectively.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is impaired for the excess carrying value of the loan over its estimated collateral value. In addition to the valuation allowance for specific loans, a general reserve is estimated based on a percent of the outstanding loan balance. The general reserve at December 31, 2010 and 2009 was $33 and $41, respectively. The change in the reserve is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income. There was one impaired mortgage loan at December 31, 2010, with a specific reserve of $633 with an unpaid principal balance of $3,275. As this loan was impaired as of December 31, 2010, there was no interest income recorded subsequent to the impairment. There were no impaired mortgage loans at December 31, 2009. The change in the credit loss allowances on mortgage loans by type of property for the years ended December 31 was as follows:

Commercial	2010	2009
Beginning balance	$41	$49

Charge offs	(889)	—
Provision	1,514	(8)

Ending Balance	$666	$41

The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Pennsylvania, New Hampshire, California, Virginia, Ohio, and Washington which account for approximately 80% of mortgage loans at December 31, 2010.

The credit quality of mortgage loans by type of property for the years ended December 31 was as follows:

Commercial	2010	2009
AAA - AA	$24,709	$16,610
A	26,026	44,773
BBB	12,188	9,511

Total mortgage loans on real estate	62,923	70,895
General reserve	(33)	(41)

Total mortgage loans on real estate, net	$62,890	$70,854

The credit quality for the commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss, reserves for loan losses have been established to cover those risks.

Policy Loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. The estimated fair value of the policy loans at December 31, 2010 and 2009 was $827,638

25

and $867,361, respectively. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Securities Lending

The Company loans securities under securities lending agreements. The amortized cost of securities out on loan at December 31, 2010 and 2009 was $150,463 and $149,374, respectively. The estimated fair value of securities out on loan at December 31, 2010 and 2009 was $156,440 and $145,209, respectively.

Derivatives

The Company uses derivatives to manage the capital market risk associated with the GMWB. The derivatives, which are S&P 500 Composite Stock Price Index futures contracts, are used to hedge the equity risk associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. The Company will not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Statements of Income with the change in reserves. Net settlements on the futures occur daily. The Company also entered into two variance swaps in the fourth quarter of 2010 to hedge the costs of the volatility of the S&P market. At December 31, 2010, the Company had 360 outstanding short futures contracts with a notional value of $112,770. At December 31, 2010, the Company has variance swaps with a notional value of $7. At December 31, 2009, the Company had 570 outstanding short futures contracts with a notional value of $158,275. There were no variance swaps at December 31, 2009.

Net Investment Income

Net investment income by source for the years ended December 31 was as follows:

	2010	2009	2008
Fixed maturity AFS securities	$77,950	$71,037	$79,509
Fixed maturity trading securities	213	1,674	2,060
Policy loans	44,324	46,156	48,742
Cash and cash equivalents	858	2,816	7,848
Equity securities	1,050	1,409	2,038
Limited partnerships	2,514	(1,545)	(2,376)
Mortgage loans on real estate	4,360	4,706	2,424
Derivatives	(353)	—	—
Other	346	889	1,103

Gross investment income	131,262	127,141	141,348
Less investment expenses	(3,615)	(4,204)	(6,190)

Net investment income	$127,647	$122,937	$135,158

Realized Investment Gains (Losses)

The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the year ended December 31 were as follows:

	2010	2009	2008
Proceeds	$479,248	$351,633	$598,127
Gross realized investment gains	11,209	5,392	4,853
Gross realized investment losses	(2,723)	(5,507)	(5,861)

Proceeds on AFS securities sold at a realized loss	114,547	103,332	268,351

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Net realized investment gains (losses) for the year ended December 31 were as follows:

	2010	2009	2008
Fixed maturity AFS securities	$6,660	$(10,605)	$(14,751)
Equity securities	10	(3,692)	(414)
Limited partnerships	(2,268)	1,567	—
Mortgage loans on real estate	(1,262)	(531)	(49)
Derivatives	(26,864)	(48,105)	37,803
Adjustment related to VOBA	(722)	3,081	5,132

Net realized investment gains (losses)	$(24,446)	$(58,285)	$27,721

During 2010, the Company recorded a limited partnership impairment of $3,828 due to the decline in fair value of the fund being deemed to be other-than-temporary with the recovery in value from the remaining underlying investments in the fund not anticipated. There were no impaired limited partnerships in 2009 and 2008.

During 2010, the Company established a valuation allowance of $634 for an impaired mortgage loan. A valuation allowance is established when the excess carrying value of the mortgage loan exceeds the estimated collateral value. In addition, mortgage loan losses include a loss of $654 for a mortgage loan which was impaired and sold during the fourth quarter 2010. There were no impaired mortgage loans in 2009 and 2008.

OTTI

If management determines that a decline in the value of an AFS equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For debt securities, the manner in which an OTTI is recorded depends on whether management intends to sell a security or it is more likely than not that it will be required to sell a security in an unrealized loss position before its anticipated recovery. If management intends to sell or more likely than not will be required to sell the debt security before recovery, the OTTI is recognized in earnings for the difference between amortized cost and fair value. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss is recognized in earnings at an amount equal to the difference between the amortized cost of the debt security and the present value of the security’s anticipated cash flows, and a non credit loss is recognized in OCI for any difference between the fair value and the net present value of the debt security at the impairment measurement date.

The Company adopted revised guidance for the recognition and presentation of OTTI in 2009. As permitted by the guidance, the Company recorded an increase of $3,457 to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on the Statement of Stockholder’s Equity to reclassify the non credit portion of previously other-than-temporarily impaired available-for-sale securities held at April 1, 2009.

The following summarizes the components for this cumulative effect adjustment:

	Unrealized OTTI on Available- For-Sale Securities	Net Unrealized Loss on Available- For-Sale Securities	Total Cumulative Effect Adjustment in OCI
Increase in amortized cost of available-for-sale securities	$241	$12,335	$12,576
Change in VOBA	—	(7,257)	(7,257)
Income tax	(84)	(1,778)	(1,862)

Net cumulative effect adjustment	$157	$3,300	$3,457

The cumulative effect adjustment was calculated for all AFS securities held at April 1, 2009, for which an OTTI was previously recognized, but at April 1, 2009, the Company did not intend to sell the security and it was not more likely than not that the Company would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received at April 1, 2009, to the amortized cost basis of the AFS securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective AFS security in effect before recognizing any OTTI. In addition, because the carrying amounts of VOBA are adjusted for the effects of realized and unrealized gains and losses on AFS, the Company recognized a true-up to the VOBA balances for this cumulative effect adjustment.

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The following table summarizes the increase to the amortized cost of the AFS securities as of April 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Fixed maturity securities
Corporate securities	$8,583
Government and government agencies - United States	2,367

Total fixed maturity securities	10,950

Equity securities - preferred stocks - banking securities	1,626

Total	$12,576

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the years ended December 31:

	2010	2009
Balance at beginning of period	$1,445	$—
Credit losses remaining in retained earnings related to adoption of revised guidance on OTTI (ASC 320)	—	239
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	—	(1,291)
Credit loss impairment recognized in the current period on securities not previously impaired	996	2,479
Additional credit loss impairments recognized in the current period on securities previously impaired recognized in income	—	18
Additional credit loss impairments recognized in the current period on securities previously impaired through other comprehensive income	423	—
Accretion of credit loss impairments previously recognized	(850)	(6)
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	—	(4)
Accretion previously recognized on securities which matured, paid down, prepaid or were sold during the period	—	10

Balance at end of period	$2,014	$1,445

The components of OTTI reflected in the Statements of Income for the years ended December 31 was as follows:

	December 31, 2010			December 31, 2009
	OTTI Losses on Securities	Net OTTI Losses Recognized in OCI	Net OTTI Losses Recognized in Income	OTTI Losses on Securities	Net OTTI Loss Recognized in OCI	Net OTTI Losses Recognized in Income
Gross OTTI losses	$6,150	$4,335	$1,815	$18,937	$4,753	$14,184
VOBA	(1,263)	—	(1,263)	(4,324)	—	(4,324)

Net OTTI losses	$4,887	$4,335	$552	$14,613	$4,753	$9,860

For the year ended December 31, 2010, the Company’s impairment losses recognized in the Statements of Income were $552 net of VOBA amortization. The gross impairment losses recognized in the Statements of Income were primarily driven by the impairment of a 2005 vintage residential mortgage-backed security for $722 and a 2007 vintage subprime mortgage asset-backed security for $272 due to adverse changes in cash flows. A corporate bond was also impaired for $397 due to the intent to sell or being more likely than not required to sell. As well as, the Company impaired its holding of a 2007 vintage subprime mortgage asset-backed security for $423. For the year ended December 31, 2009, the Company’s impairment losses were $9,860, net of VOBA amortization. Included in the 2009 impairment losses was $241 related to the non credit impairments previously recorded in income during the first quarter of 2009 prior to adoption of the revised OTTI guidance. For the year ended December 31, 2008, the Company recorded gross impairments of $14,208 and associated VOBA amortization of $5,879.

Note 4. VOBA, DAC, DSI, Other Intangibles and Goodwill

VOBA

VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Accounts performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

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The short-term equity growth rate and the long-term growth rate for the amortization of VOBA, DAC and DSI were as follows:

	December 31,
	2010	2009	2008

Gross short-term equity growth rate for five years	9.00%	7.25%	15.00%

Gross long-term growth rate	9.00%	9.00%	9.00%

The change in carrying amount of VOBA for the years ended December 31 was as follows:

	2010	2009
Balance at beginning of year	$374,737	$581,090

Amortization expense	(44,923)	(12,272)
Unlocking	24,570	(79,355)
Impairment charge	—	(63,894)
Adjustment related to realized (gains) losses on investments and OTTI	(722)	3,081
Adjustment related to unrealized (gains) losses and OTTI on investments	(18,611)	(53,914)

Balance at end of year	$335,051	$374,737

Overall positive gross profits in 2010 and 2009 resulted in amortization expense. Favorable unlocking during 2010 was primarily driven by the favorable equity market in the latter half of the year, while in 2009 poor equity market performance during the first quarter resulted in unfavorable unlocking. In addition, during 2009, an impairment charge was recorded as estimated future gross profits were less than the unamortized balance at March 31, 2009.

The estimated future amortization of VOBA from 2011 to 2015 is as follows:

2011	$29,061
2012	$28,052
2013	$27,187
2014	$26,318
2015	$25,216

DAC and DSI

The change in the carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2009	$24,271	$7,232

Capitalization	14,545	1,521
Amortization	(7,973)	(2,495)
Unlocking	(2,632)	38
Adjustment related to unrealized gains and OTTI on investments	(1,481)	—

Balance, December 31, 2009	26,730	6,296

Capitalization	1,017	64
Accretion	2,580	592
Unlocking	1,110	318

Balance, December 31, 2010	$31,437	$7,270

The increase in DAC and DSI in 2010 as compared to 2009 was principally driven by accretion in 2010 as a result of the decline in the guaranteed benefit reserves as well as favorable unlocking due to the improvement in equity market.

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Intangibles and Goodwill

Other intangibles were comprised of a distribution agreement, the trade name and the non-compete agreement. At December 31, 2008, the Company made a business decision to commence selling similar products on affiliate companies through the ML&Co distribution channel instead of continuing to sell new variable annuities on the Company. As a result of this decision, an impairment charge was taken for the entire unamortized other intangible balance ($76,161) and the majority of the goodwill balance ($139,301) except for the amount related to the Company’s state licenses at December 31, 2008.

Note 5. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits

Prior to September 30, 2009, the Company issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a guaranteed minimum income benefit (“GMIB”) and a guaranteed minimum withdrawal benefit (“GMWB”). Information regarding the general characteristics of each guaranteed benefit type is provided below:

•

In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•

In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

•

Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2010
Net amount at risk (a)	$1,210,744	$4,038	$112,188

Average attained age of contract owners	71	62	71

Weighted average period remaining until expected annuitization	n/a	4.4 yrs	n/a

2009
Net amount at risk (a)	$1,415,524	$7,024	$150,197

Average attained age of contract owners	71	61	69

Weighted average period remaining until expected annuitization	n/a	3.9 yrs	n/a

(a)	Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the present value of the minimum guaranteed withdrawals available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing GMDB and GMIB as a component of future policy benefits in the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income. The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC.

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The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2009	$145,889	$18,535

Guaranteed benefits incurred	43,197	18,781
Guaranteed benefits paid	(52,139)	—
Unlocking	8,586	1,853

Balance, December 31, 2009	145,533	39,169

Guaranteed benefits incurred	37,790	17,659
Guaranteed benefits paid	(52,620)	—
Unlocking	(16,175)	(24,837)

Balance, December 31, 2010	$114,528	$31,991

During 2010, the decrease in the GMDB and GMIB liabilities was primarily due to the favorable equity market movements which resulted in favorable unlocking. During 2009, the small decline in the GMDB liability was primarily due to equity market improvements partially offset by revisions to policyholder behavior assumptions. During 2009, the increase in the GMIB liability was primarily due to revisions to policyholder behavior assumptions partially offset by the favorable impact of improved equity markets in the latter half of 2009.

At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

	Equity	Bond	Balanced	Money Market	Other	Total
2010
GMDB only	$1,747,254	$724,402	$572,646	$181,287	$13,613	$3,239,201
GMDB and GMIB	1,176,172	319,345	412,524	42,179	59,789	2,010,009
GMDB and GMWB	402,243	78,407	187,420	3,003	56,619	727,693
GMWB only	158,919	30,298	73,160	1,937	22,279	286,592
GMIB only	91,976	15,238	48,236	3,131	10,718	169,300
No guaranteed benefit	14,885	3,829	16,757	2,057	1,814	39,341

Total	$3,591,449	$1,171,519	$1,310,743	$233,594	$164,832	$6,472,136

2009
GMDB only	$1,786,028	$768,644	$571,784	$238,924	$4,824	$3,370,204
GMDB and GMIB	1,183,035	354,188	404,155	58,510	14,107	2,013,995
GMDB and GMWB	425,882	78,613	188,216	4,312	7,698	704,721
GMWB only	165,990	29,866	75,097	1,809	2,995	275,757
GMIB only	97,595	14,463	44,919	1,866	2,452	161,295
No guaranteed benefit	16,518	4,357	15,703	2,264	1,150	39,992

Total	$3,675,048	$1,250,131	$1,299,874	$307,685	$33,226	$6,565,964

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Variable Life Contracts Containing Guaranteed Benefits

The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2010	2009
Balanced	$730,732	$733,429
Equity	560,785	562,073
Bond	218,621	228,272
Money Market	180,759	224,095

Total	$1,690,897	$1,747,869

Note 6. Federal Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31.

	2010	2009	2008
Provisions for income taxes computed at Federal statutory rate (35%)	$39,606	$(38,911)	$(79,190)
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(9,275)	(8,890)	(7,420)
Tax credits	(1,588)	(1,386)	(884)
Valuation allowance on deferred tax assets	(52,555)	145,504	—
Provision to return adjustment	(2,702)	(7,955)	—
Uncertain tax positions	676	3,623	—
Tax goodwill amortization	(198)	—	(431)
Other	1,334	(57)	6

Federal income tax provision	$(24,702)	$91,928	$(87,919)

Effective tax rate	-22%	-83%	39%

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes.

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Deferred tax assets and liabilities at December 31 were as follows:

	December 31,
	2010	2009
Deferred tax assets
DAC	$85,512	$101,822
Net operating and capital loss carryforward	105,802	68,655
Intangible assets	59,367	64,582
Investment adjustments	—	11,144
Policyholder account balances	—	20,525
Liability for guaranty fund assessments	1,790	1,741
Tax credits	7,163	9,479
Other	3,031	(477)

Total deferred tax assets	262,665	277,471
Valuation allowance	(92,950)	(145,504)

Net deferred tax assets	169,715	131,967

Deferred tax liabilities
Book VOBA	117,193	131,077
Policyholder account balance	21,332	—
Investment adjustments	26,723	—

Total deferred tax liabilities	165,248	131,077

Total net deferred tax asset	$4,467	$890

The valuation allowance for deferred tax assets at December 31, 2010 and 2009 was $92,950 and $145,504, respectively. The valuation allowance is related to a net operating loss carryforward and other deferred tax assets that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment.

The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $4,299 (gross $12,283) and $3,623 (gross $10,351), respectively, that should not be recognized at December 31, 2010 and 2009, respectively, which primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2009 and 2008 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will not impact the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The components of the change in the unrecognized tax benefits were as follows:

	December 31,
	2010	2009
Unrecognized tax benefits, opening balance	$3,623	$—
Additions for tax positions of prior years	676	3,623

Unrecognized tax benefits, ending balance	$4,299	$3,623

At December 31, 2010 and 2009, the Company had an operating loss carryforward for federal income tax purposes of $290,009 (net of the ASC 740 reduction of $12,283) and $176,009 (net of the ASC 740 reduction of $10,351), respectively, with a carryforward period of fifteen years that expire at various dates up to 2024. In addition, at December 31, 2010 and 2009, the Company also has a capital loss carryforward for federal income tax purposes of $3,597 and $9,796, respectively, with a carryforward period of five years that will expire at various dates up to 2014. At December 31, 2010 and 2009, the Company had a foreign tax credit carryforward of $4,645 and $5,810, respectively, with a carryforward period of ten years that will expire at various dates up to 2020. Also, the Company has an Alternative Minimum Tax tax credit carryforward for federal income tax purposes of $2,518 and $3,668, respectively, at December 31, 2010 and 2009, respectively, with an indefinite carryforward period.

33

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company hasn’t incurred or recognized any penalties in its financial statements at December 31, 2010 and 2009, respectively. The Company recognized interest expense of ($119) and $119 at December 31, 2010 and 2009, respectively. The accrued interest expense related to federal income tax was released during 2010 based on the expectation that the net operating loss will offset any taxable income generated by the uncertain tax position for the Company in future tax periods.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2009 and 2008, but no examination by the Internal Revenue Service has yet commenced.

Note 7. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles as the basis of its statutory accounting principles.

The Company’s statutory net income (loss) for the years ended December 31, 2010, 2009 and 2008 was $181,242, $225,287 and ($259,862), respectively.

Statutory capital and surplus at December 31, 2010 and 2009 was $813,142 and $599,014, respectively. At December 31, 2010 and 2009, approximately $209,128 and $282,663, respectively of stockholder’s equity was available for dividend distribution that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2010 and 2009, the Company did not pay any dividends to AUSA or receive any capital contribution from AUSA.

The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. At December 31, 2010 and 2009, based on the RBC formula, the Company’s total adjusted capital level was above the minimum amount of capital required to avoid regulatory action.

Note 8. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. At December 31, 2010, the Company has recaptured the majority of its life reinsurance which had started in the second quarter of 2008.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2010 and 2009, reinsurance receivables were $4,158 and $35,806 respectively, primarily related to the recapture of life reinsurance and refined calculations in conjunction with system conversions. In addition, in 2010, the Company established a reinsurance reserve on a portion of the recapture of the life reinsurance of $780. There was no reinsurance reserve at December 31, 2009.

The Company is party to an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer’s variable annuity contracts sold from January 1, 1997 to June 30, 2001.

At December 31, 2010, the Company had the following life insurance inforce:

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$6,784,614	$1,365,527	$677	$5,419,764	0.01%

34

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. At December 31, 2010, 44% and 13% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. At December 31, 2009, 45% and 12% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

Note 9. Related Party Transactions

At December 31, 2010, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2010, 2009 and 2008, the Company incurred $10,040, $24,844 and $5,221, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to intercompany short-term note receivable arrangements with its parent and affiliates at various times during the year. On April 29, 2010, the Company had an intercompany short-term note receivable of $40,000 with an interest rate of 0.21% that was paid off in December 2010. On June 29, 2009, the Company had an intercompany short-term note receivable of $40,000 with an interest rate of 0.30% that was paid off in April 2010. At December 2008, the Company was not party to any outstanding intercompany short-term notes receivable. During 2010, 2009 and 2008, the Company accrued and/or received $134, $108 and $1,669 of interest, respectively. Interest related to these arrangements is included in net investment income.

AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2010, 2009 and 2008, the Company incurred $151, $163 and $70, respectively, under this agreement. There were no mortgage loan origination fees during 2010 and 2009, respectively. Mortgage loan origination fees of $25 were capitalized and included on the Balance Sheet under mortgage loans on real estate during 2008. Mortgage loan origination fees are amortized into net investment income over the life of the mortgage loans.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2010, 2009 and 2008, the Company incurred $2,136, $2,207 and $2,029, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2010, 2009 and 2008, the Company incurred $33,844, $47,569 and $29,734, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. During 2010, the Company incurred $69 in expenses under this agreement. During 2009, the Company did not incur any expenses or receive any revenue under these agreements. During 2008, the Company received $25 in revenue under these agreements. Charges attributed to these agreements are included in insurance expenses and taxes, net of amounts capitalized, while revenue received is included in policy charge revenue.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2010, 2009 and 2008, the Company received $191, $44 and $8, respectively, in revenue under this agreement. Revenue attributable to this agreement is included in policy charge revenue.

The Company has a reinsurance agreement with Transamerica Life Insurance Company. During 2010, 2009 and 2008, the Company incurred $50, $268 and $257, respectively, in reinsurance premium ceded expense under this agreement and there were no reinsurance recoveries on death claims incurred.

The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold at fair value and are included in fixed maturity AFS securities and mortgage loans on real estate in the Balance Sheets. During 2010, the Company sold $48,177 and $3,909 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies. During 2009, the Company sold $78,525 and $2,961 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies. During 2008, the Company purchased $204,892 and $68,794

35

of fixed maturities AFS securities and mortgage loans on real estate, respectively, from affiliates. During 2008, the Company sold $34,959 of fixed maturities AFS securities to an affiliated company.

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

Note 10. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2010 and 2009, the Company’s estimated liability for future guaranty fund assessments was $5,114 and $4,974, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

Note 11. Segment Information

In reporting to management, the Company’s operating results are categorized into two business segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The following tables summarize each business segment’s contribution to select Statements of Income information:

	Annuity	Life Insurance	Total
2010
Net revenues (a)	$152,570	$76,183	$228,753
Amortization and impairment of VOBA	17,379	2,974	20,353
Policy benefits (net of reinsurance recoveries)	(628)	31,258	30,630
Federal income tax expense (benefit)	(24,973)	271	(24,702)
Net income	111,584	26,278	137,862

2009
Net revenues (a)	$101,449	$87,574	$189,023
Amortization and impairment of VOBA	137,232	18,289	155,521
Policy benefits (net of reinsurance recoveries)	22,043	29,061	51,104
Federal income tax expense	34,469	57,459	91,928
Net loss	(174,999)	(28,102)	(203,101)

2008
Net revenues (a)	$215,884	$96,214	$312,099
Amortization and impairment of VOBA	22,664	15,007	37,671
Policy benefits (net of reinsurance recoveries)	161,650	28,928	190,578
Federal income tax expense (benefit)	(94,215)	6,296	(87,919)
Net income (loss)	(158,462)	20,123	(138,339)

(a)	Net revenues include total revenues net of interest credited to policyholder liabilities.

36

The following tables represent select Balance Sheet information at December 31:

	Total Assets	Total Policyholder Liabilities
2010
Annuity	$8,160,531	$567,834
Life Insurance	3,331,162	1,379,747

Total	$11,491,693	$1,947,581

2009
Annuity	$7,836,365	$641,030
Life Insurance	3,776,587	1,457,865

Total	$11,612,952	$2,098,895

37

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Year Ended December 31, 2010

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Financial Statements

Year Ended December 31, 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

We have audited the accompanying statements of assets and liabilities of the subaccounts of Merrill Lynch Life Variable Annuity Separate Account A (the Separate Account) (comprised of the Invesco V.I. Basic Value Fund, Invesco V.I. Capital Appreciation Fund, Invesco V.I. Core Equity Fund, Invesco V.I. International Growth Fund, Invesco V.I. Mid Cap Core Equity Fund, Invesco Van Kampen V.I. Capital Growth Fund, Invesco Van Kampen V.I. Comstock Fund, AllianceBernstein International Value Portfolio, AllianceBernstein Global Thematic Growth Portfolio, AllianceBernstein Growth and Income Portfolio, AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Small/Mid Cap Value Portfolio, AllianceBernstein Value Portfolio, American Century VP International Fund, American Century VP Ultra® Fund, American Funds Asset Allocation Fund, American Funds Bond Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, BlackRock Balanced Capital, BlackRock Basic Value V.I. Fund, BlackRock Total Return V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Global Allocation V.I. Fund, BlackRock Global Opportunities V.I. Fund, BlackRock Government Income V.I. Fund, BlackRock High Income V.I. Fund, BlackRock International Value V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Large Cap Value V.I. Fund, BlackRock Money Market V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Value Opportunities V.I. Fund, Davis Value Portfolio, Dreyfus VIF Appreciation Portfolio, Eaton Vance VT Floating-Rate Income Fund, Eaton Vance VT Large-Cap Value Fund, Federated Capital Appreciation Fund II, Federated Kaufmann Fund II, Templeton Foreign Securities Fund, Templeton Growth Securities Fund, Janus Aspen Forty Portfolio, Janus Aspen-Enterprise Portfolio, MFS® Growth Series, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Main Street Fund®/VA, Oppenheimer Main Street Small Cap Fund®/VA, PIMCO Commodity RealReturn® Strategy Portfolio, PIMCO Low Duration Portfolio, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Pioneer Emerging Markets VCT Portfolio, Pioneer Fund VCT Portfolio, Pioneer High Yield VCT Portfolio, Pioneer Real Estate Shares VCT Portfolio, Seligman Smaller-Cap Value Portfolio, Transamerica AllianceBernstein Dynamic Allocation VP, Transamerica WMC Diversified Growth VP, Transamerica Growth Opportunities VP, Transamerica Small/Mid Cap Value VP, Wanger International, and Wanger USA subaccounts), at December 31, 2010, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the subaccounts comprising the Merrill Lynch Life Variable Annuity Separate Account A at December 31, 2010, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 26, 2011

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Invesco V.I. Basic Value Fund Subaccount	Invesco V.I. Capital Appreciation Fund Subaccount	Invesco V.I. Core Equity Fund Subaccount	Invesco V.I. International Growth Fund Subaccount	Invesco V.I. Mid Cap Core Equity Fund Subaccount	Invesco Van Kampen V.I. Capital Growth Fund Subaccount	Invesco Van Kampen V.I. Comstock Fund Subaccount
Assets
Investment in securities:
Number of shares	63,032.428	932,505.909	2,148,352.204	597,683.776	379,129.753	121,351.529	7,860,422.272

Cost	$371,888	$20,213,505	$53,430,780	$16,758,297	$4,150,056	$3,645,902	$86,145,517

Investments in mutual funds, Level 1 prices quoted at net asset value	$402,147	$21,727,388	$58,069,959	$17,147,548	$4,697,418	$4,125,952	$92,045,545
Receivable for units sold	—	5	3	—	6	—	—

Total assets	402,147	21,727,393	58,069,962	17,147,548	4,697,424	4,125,952	92,045,545

Liabilities
Payable for units redeemed	—	—	—	4	—	6	—

	$402,147	$21,727,393	$58,069,962	$17,147,544	$4,697,424	$4,125,946	$92,045,545

Net Assets:
Deferred annuity contracts terminable by owners	$402,147	$21,727,393	$58,069,962	$17,147,544	$4,697,424	$4,125,946	$92,045,545

Total net assets	$402,147	$21,727,393	$58,069,962	$17,147,544	$4,697,424	$4,125,946	$92,045,545

Accumulation units outstanding:
M&E - 1.25% Investor Series	7,861	—	—	—	32,725	—	985,533

M&E - 1.35% Investor Series	7,812	—	—	—	20,189	—	344,556

M&E - 1.35% Retirement Plus	—	1,796,714	4,863,913	—	—	—	1,188,270

M&E - 1.45% Investor Series	18,465	—	—	—	86,329	—	1,806,273

M&E - 1.55% Retirement Optimizer	—	—	23,866	83,750	—	15,708	79,197

M&E - 1.55% Investor Series	2,430	—	—	—	22,608	—	525,906

M&E - 1.59% Retirement Power	—	—	320,916	1,476,256	—	719,906	742,616

M&E - 1.60% Investor Series	535	—	—	—	8,887	—	257,353

M&E - 1.65% Investor Series	5,421	—	—	—	168,748	—	1,874,363

M&E - 1.70% Investor Series	—	—	—	—	524	—	62,127

M&E - 1.75% Investor Series	—	—	—	—	3,146	—	144,506

Accumulation unit value:
M&E - 1.25% Investor Series	$9.562212	$—	$—	$—	$13.935531	$—	$11.557468

M&E - 1.35% Investor Series	$9.502760	$—	$—	$—	$13.848899	$—	$11.485559

M&E - 1.35% Retirement Plus	$—	$12.092853	$11.157068	$—	$—	$—	$11.895922

M&E - 1.45% Investor Series	$9.443700	$—	$—	$—	$13.762822	$—	$11.414108

M&E - 1.55% Retirement Optimizer	$—	$—	$11.049866	$18.901441	$—	$11.246900	$11.738742

M&E - 1.55% Investor Series	$9.384994	$—	$—	$—	$13.677285	$—	$11.343129

M&E - 1.59% Retirement Power	$—	$—	$11.028561	$10.543260	$—	$5.485819	$11.707566

M&E - 1.60% Investor Series	$9.355802	$—	$—	$—	$13.634734	$—	$11.307783

M&E - 1.65% Investor Series	$9.326685	$—	$—	$—	$13.592311	$—	$11.272574

M&E - 1.70% Investor Series	$9.297674	$—	$—	$—	$13.550018	$—	$11.237472

M&E - 1.75% Investor Series	$9.268737	$—	$—	$—	$13.507872	$—	$11.202497

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	AllianceBernstein International Value Portfolio Subaccount	AllianceBernstein Global Thematic Growth Portfolio Subaccount	AllianceBernstein Growth and Income Portfolio Subaccount	AllianceBernstein Large Cap Growth Portfolio Subaccount	AllianceBernstein Small/Mid Cap Value Portfolio Subaccount	AllianceBernstein Value Portfolio Subaccount
Assets
Investment in securities:
Number of shares	130,759.185	438,427.914	572,837.304	3,198,089.314	264,087.218	143,314.673

Cost	$1,734,921	$6,918,610	$7,916,256	$89,653,703	$3,624,990	$1,600,745

Investments in mutual funds, Level 1 prices quoted at net asset value	$1,948,312	$8,536,191	$9,847,074	$88,874,902	$4,476,278	$1,410,216
Receivable for units sold	—	3	3	—	—	1

Total assets	1,948,312	8,536,194	9,847,077	88,874,902	4,476,278	1,410,217

Liabilities
Payable for units redeemed	9	—	—	—	6	—

	$1,948,303	$8,536,194	$9,847,077	$88,874,902	$4,476,272	$1,410,217

Net Assets:
Deferred annuity contracts terminable by owners	$1,948,303	$8,536,194	$9,847,077	$88,874,902	$4,476,272	$1,410,217

Total net assets	$1,948,303	$8,536,194	$9,847,077	$88,874,902	$4,476,272	$1,410,217

Accumulation units outstanding:
M&E - 1.25% Investor Series	28,427	—	—	—	48,574	36,729

M&E - 1.35% Investor Series	11,388	—	—	—	14,127	7,006

M&E - 1.35% Retirement Plus	—	1,032,284	—	4,866,443	—	—

M&E - 1.45% Investor Series	101,731	—	—	—	91,274	46,647

M&E - 1.55% Retirement Optimizer	—	—	72,417	24,912	—	—

M&E - 1.55% Investor Series	40,293	—	—	—	14,184	4,440

M&E - 1.59% Retirement Power	—	—	810,221	1,247,996	—	—

M&E - 1.60% Investor Series	30,322	—	—	—	22,169	6,806

M&E - 1.65% Investor Series	71,937	—	—	—	107,213	38,276

M&E - 1.70% Investor Series	907	—	—	—	2,954	1,999

M&E - 1.75% Investor Series	10,952	—	—	—	2,684	956

Accumulation unit value:
M&E - 1.25% Investor Series	$6.650451	$—	$—	$—	$15.000052	$10.002905

M&E - 1.35% Investor Series	$6.625030	$—	$—	$—	$14.906864	$9.940683

M&E - 1.35% Retirement Plus	$—	$8.269228	$—	$16.656293	$—	$—

M&E - 1.45% Investor Series	$6.599716	$—	$—	$—	$14.814261	$9.878860

M&E - 1.55% Retirement Optimizer	$—	$—	$11.147821	$10.504477	$—	$—

M&E - 1.55% Investor Series	$6.574505	$—	$—	$—	$14.722243	$9.817445

M&E - 1.59% Retirement Power	$—	$—	$11.157190	$6.054765	$—	$—

M&E - 1.60% Investor Series	$6.561932	$—	$—	$—	$14.676470	$9.786898

M&E - 1.65% Investor Series	$6.549385	$—	$—	$—	$14.630838	$9.756416

M&E - 1.70% Investor Series	$6.536882	$—	$—	$—	$14.585331	$9.726048

M&E - 1.75% Investor Series	$6.524387	$—	$—	$—	$14.539987	$9.695765

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	American Century VP International Fund Subaccount	American Century VP Ultra® Fund Subaccount	American Funds Asset Allocation Fund Subaccount	American Funds Bond Fund Subaccount	American Funds Growth Fund Subaccount	American Funds Growth-Income Fund Subaccount	American Funds International Fund Subaccount
Assets
Investment in securities:
Number of shares	5,219,937.544	551,475.526	962,626.545	1,240,623.481	824,293.085	710,924.378	6,737,624.502

Cost	$41,720,286	$3,556,830	$16,479,920	$12,785,477	$29,723,712	$26,714,169	$113,657,360

Investments in mutual funds, Level 1 prices quoted at net asset value	$44,682,665	$5,172,840	$15,565,671	$13,100,984	$44,792,086	$24,349,160	$121,142,489
Receivable for units sold	—	3	2	4	1	—	—

Total assets	44,682,665	5,172,843	15,565,673	13,100,988	44,792,087	24,349,160	121,142,489

Liabilities
Payable for units redeemed	7	—	—	—	—	1	9

	$44,682,658	$5,172,843	$15,565,673	$13,100,988	$44,792,087	$24,349,159	$121,142,480

Net Assets:
Deferred annuity contracts terminable by owners	$44,682,658	$5,172,843	$15,565,673	$13,100,988	$44,792,087	$24,349,159	$121,142,480

Total net assets	$44,682,658	$5,172,843	$15,565,673	$13,100,988	$44,792,087	$24,349,159	$121,142,480

Accumulation units outstanding:
M&E - 1.25% Investor Series	—	2,874	286,484	242,775	708,057	418,619	1,427,246

M&E - 1.35% Investor Series	—	—	18,772	50,350	91,792	51,716	321,516

M&E - 1.35% Retirement Plus	3,909,759	426,766	—	—	—	—	—

M&E - 1.45% Investor Series	—	2,863	444,303	307,251	993,121	611,341	2,492,390

M&E - 1.55% Retirement Optimizer	—	7,397	—	—	—	—	—

M&E - 1.55% Investor Series	—	—	18,458	43,913	181,471	68,632	488,726

M&E - 1.59% Retirement Power	—	32,728	—	—	—	—	—

M&E - 1.60% Investor Series	—	—	41,148	65,030	168,526	70,404	354,473

M&E - 1.65% Investor Series	—	9,060	429,907	447,925	1,123,476	905,418	2,447,726

M&E - 1.70% Investor Series	—	—	7,412	2,949	37,203	3,993	54,474

M&E - 1.75% Investor Series	—	—	2,172	5,716	59,898	13,364	145,465

Accumulation unit value:
M&E - 1.25% Investor Series	$—	$11.122092	$12.645389	$11.409250	$13.519643	$11.540109	$15.906031

M&E - 1.35% Investor Series	$—	$11.052891	$12.566753	$11.338295	$13.435565	$11.468312	$15.807127

M&E - 1.35% Retirement Plus	$11.428493	$10.747172	$—	$—	$—	$—	$—

M&E - 1.45% Investor Series	$—	$10.984138	$12.488625	$11.267812	$13.352033	$11.396993	$15.708850

M&E - 1.55% Retirement Optimizer	$—	$10.605143	$—	$—	$—	$—	$—

M&E - 1.55% Investor Series	$—	$10.915825	$12.410989	$11.197771	$13.269051	$11.326138	$15.611213

M&E - 1.59% Retirement Power	$—	$10.576981	$—	$—	$—	$—	$—

M&E - 1.60% Investor Series	$—	$10.881834	$12.372362	$11.162916	$13.227749	$11.290891	$15.562615

M&E - 1.65% Investor Series	$—	$10.847951	$12.333848	$11.128172	$13.186564	$11.255737	$15.514182

M&E - 1.70% Investor Series	$—	$10.814171	$12.295469	$11.093549	$13.145532	$11.220710	$15.465912

M&E - 1.75% Investor Series	$—	$10.780514	$12.257196	$11.059024	$13.104638	$11.185782	$15.417786

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	BlackRock Balanced Capital Subaccount	BlackRock Basic Value V.I. Fund Subaccount	BlackRock Total Return V.I. Fund Subaccount	BlackRock Capital Appreciation V.I. Fund Subaccount	BlackRock Global Allocation V.I. Fund Subaccount	BlackRock Global Opportunities V.I. Fund Subaccount	BlackRock Government Income V.I. Fund Subaccount
Assets
Investment in securities:
Number of shares	2,067,827.744	21,096,714.139	14,954,150.811	26,201,871.427	37,969,883.078	2,720,193.709	16,796,732.824

Cost	$23,786,905	$289,008,934	$173,605,183	$167,935,341	$502,101,190	$27,695,251	$173,689,468

Investments in mutual funds, Level 1 prices quoted at net asset value	$24,958,681	$251,894,767	$168,682,821	$225,074,076	$613,213,612	$38,541,446	$175,525,858
Receivable for units sold	—	—	543,681	—	32,137	—	380,814

Total assets	24,958,681	251,894,767	169,226,502	225,074,076	613,245,749	38,541,446	175,906,672

Liabilities
Payable for units redeemed	—	23	—	14	—	6	—

	$24,958,681	$251,894,744	$169,226,502	$225,074,062	$613,245,749	$38,541,440	$175,906,672

Net Assets:
Deferred annuity contracts terminable by owners	$24,958,681	$251,894,744	$169,226,502	$225,074,062	$613,245,749	$38,541,440	$175,906,672

Total net assets	$24,958,681	$251,894,744	$169,226,502	$225,074,062	$613,245,749	$38,541,440	$175,906,672

Accumulation units outstanding:
M&E - 1.25% Investor Series	—	143,523	126,946	1,013,044	1,111,012	3,696	68,470

M&E - 1.35% Investor Series	—	4,894	15,510	328,332	757,695	14,415	2,312

M&E - 1.35% Retirement Plus	1,200,740	6,028,905	7,011,294	11,656,587	14,974,120	2,595,934	7,594,950

M&E - 1.45% Investor Series	—	134,985	165,851	1,922,058	1,924,055	25,318	32,650

M&E - 1.55% Retirement Optimizer	—	166,783	64,976	186,225	—	—	214,827

M&E - 1.55% Investor Series	—	10,034	27,593	464,376	525,151	26,238	60,068

M&E - 1.59% Retirement Power	—	1,588,599	398,090	2,777,075	—	—	1,194,579

M&E - 1.60% Investor Series	—	26,627	19,609	256,612	632,698	2,727	33,430

M&E - 1.65% Investor Series	—	216,724	180,261	1,864,110	1,933,733	19,125	93,184

M&E - 1.70% Investor Series	—	1,385	1,459	57,289	111,399	12,627	3,936

M&E - 1.75% Investor Series	—	3,854	15,068	139,116	217,378	20,126	27,197

Accumulation unit value:
M&E - 1.25% Investor Series	$—	$12.046016	$11.722053	$13.352347	$16.395947	$8.473850	$11.997231

M&E - 1.35% Investor Series	$—	$11.971112	$11.649130	$13.269307	$16.294043	$8.451355	$11.922610

M&E - 1.35% Retirement Plus	$20.786088	$36.591830	$22.387925	$10.285908	$33.175367	$14.444533	$19.979710

M&E - 1.45% Investor Series	$—	$11.896692	$11.576688	$13.186799	$16.192773	$8.428929	$11.848458

M&E - 1.55% Retirement Optimizer	$—	$14.433567	$12.731398	$12.108381	$—	$—	$12.885057

M&E - 1.55% Investor Series	$—	$11.822755	$11.504703	$13.104837	$16.092163	$8.406554	$11.774779

M&E - 1.59% Retirement Power	$—	$14.129082	$12.688251	$8.437764	$—	$—	$14.737894

M&E - 1.60% Investor Series	$—	$11.785953	$11.468879	$13.064047	$16.042102	$8.395405	$11.738117

M&E - 1.65% Investor Series	$—	$11.749265	$11.433178	$13.023386	$15.992205	$8.384272	$11.701575

M&E - 1.70% Investor Series	$—	$11.712705	$11.397579	$12.982849	$15.942456	$8.373148	$11.665152

M&E - 1.75% Investor Series	$—	$11.676248	$11.362101	$12.942445	$15.892868	$8.362044	$11.628835

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	BlackRock High Income V.I. Fund Subaccount	BlackRock International Value V.I. Fund Subaccount	BlackRock Large Cap Core V.I. Fund Subaccount	BlackRock Large Cap Growth V.I. Fund Subaccount	BlackRock Large Cap Value V.I. Fund Subaccount	BlackRock Money Market V.I. Fund Subaccount	BlackRock S&P 500 Index V.I. Fund Subaccount
Assets
Investment in securities:
Number of shares	15,831,473.776	13,718,211.178	8,279,204.829	7,439,496.355	9,566,228.888	205,207,478.695	8,020,145.243

Cost	$109,445,050	$159,458,963	$233,219,656	$75,029,195	$73,983,310	$205,207,479	$110,291,743

Investments in mutual funds, Level 1 prices quoted at net asset value	$112,878,408	$131,008,915	$188,186,325	$80,718,536	$93,749,043	$205,207,479	$116,452,510
Receivable for units sold	713,185	—	8	18	—	—	22

Total assets	113,591,593	131,008,915	188,186,333	80,718,554	93,749,043	205,207,479	116,452,532

Liabilities
Payable for units redeemed	—	4	—	—	23	12	—

	$113,591,593	$131,008,911	$188,186,333	$80,718,554	$93,749,020	$205,207,467	$116,452,532

Net Assets:
Deferred annuity contracts terminable by owners	$113,591,593	$131,008,911	$188,186,333	$80,718,554	$93,749,020	$205,207,467	$116,452,532

Total net assets	$113,591,593	$131,008,911	$188,186,333	$80,718,554	$93,749,020	$205,207,467	$116,452,532

Accumulation units outstanding:
M&E - 1.25% Investor Series	165,025	69,534	162,346	78,721	134,854	225,800	75,789

M&E - 1.35% Investor Series	67,356	11,131	20,842	2,856	14,261	50,074	22,514

M&E - 1.35% Retirement Plus	3,445,333	6,603,773	5,847,898	7,645,593	6,275,499	11,673,107	5,818,818

M&E - 1.45% Investor Series	276,396	103,857	328,589	166,607	202,038	619,364	101,349

M&E - 1.55% Retirement Optimizer	—	67,007	—	—	—	140,120	79,973

M&E - 1.55% Investor Series	104,454	5,180	30,025	42,806	22,446	100,477	73,471

M&E - 1.59% Retirement Power	—	821,625	—	—	—	1,383,890	1,102,175

M&E - 1.60% Investor Series	38,809	33,571	49,238	94,924	48,102	183,759	29,552

M&E - 1.65% Investor Series	302,479	141,075	202,563	155,388	202,956	593,358	119,035

M&E - 1.70% Investor Series	12,436	3,930	3,462	6,818	4,157	6,256	28,361

M&E - 1.75% Investor Series	25,801	14,746	6,166	6,979	3,307	31,283	13,111

Accumulation unit value:
M&E - 1.25% Investor Series	$14.069459	$13.460682	$12.022640	$11.610149	$11.610686	$10.730812	$11.670886

M&E - 1.35% Investor Series	$13.981969	$13.376994	$11.947946	$11.537967	$11.538502	$10.664065	$11.598309

M&E - 1.35% Retirement Plus	$28.977755	$17.026294	$30.551604	$9.728489	$13.786502	$14.522407	$17.367710

M&E - 1.45% Investor Series	$13.895022	$13.293843	$11.873736	$11.466238	$11.466792	$10.597729	$11.526197

M&E - 1.55% Retirement Optimizer	$—	$17.591164	$—	$—	$—	$10.388386	$11.818623

M&E - 1.55% Investor Series	$13.808643	$13.211205	$11.799996	$11.394986	$11.395556	$10.531829	$11.454542

M&E - 1.59% Retirement Power	$—	$14.995011	$—	$—	$—	$10.926379	$8.283412

M&E - 1.60% Investor Series	$13.765660	$13.170087	$11.763303	$11.359529	$11.360099	$10.499039	$11.418887

M&E - 1.65% Investor Series	$13.722818	$13.129108	$11.726719	$11.324184	$11.324761	$10.466349	$11.383349

M&E - 1.70% Investor Series	$13.680097	$13.088264	$11.690259	$11.288940	$11.289533	$10.433770	$11.347923

M&E - 1.75% Investor Series	$13.637528	$13.047536	$11.653911	$11.253828	$11.254411	$10.401277	$11.312606

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	BlackRock Equity Dividend V.I. Fund Subaccount	BlackRock Value Opportunities V.I. Fund Subaccount	Davis Value Portfolio Subaccount	Dreyfus VIF Appreciation Portfolio Subaccount	Eaton Vance VT Floating-Rate Income Fund Subaccount	Eaton Vance VT Large-Cap Value Fund Subaccount	Federated Capital Appreciation Fund II Subaccount
Assets
Investment in securities:
Number of shares	2,082,329.576	9,109,697.871	11,634,554.638	918,553.490	300,467.120	7,987,187.249	990,044.918

Cost	$19,338,656	$172,807,619	$116,583,216	$29,599,208	$2,655,132	$69,695,701	$5,158,456

Investments in mutual funds, Level 1 prices quoted at net asset value	$16,492,050	$160,877,264	$139,265,620	$32,360,639	$2,842,419	$70,047,632	$6,336,287
Receivable for units sold	—	8	—	11	54	—	19

Total assets	16,492,050	160,877,272	139,265,620	32,360,650	2,842,473	70,047,632	6,336,306

Liabilities
Payable for units redeemed	1	—	19	—	—	193	—

	$16,492,049	$160,877,272	$139,265,601	$32,360,650	$2,842,473	$70,047,439	$6,336,306

Net Assets:
Deferred annuity contracts terminable by owners	$16,492,049	$160,877,272	$139,265,601	$32,360,650	$2,842,473	$70,047,439	$6,336,306

Total net assets	$16,492,049	$160,877,272	$139,265,601	$32,360,650	$2,842,473	$70,047,439	$6,336,306

Accumulation units outstanding:
M&E - 1.25% Investor Series	—	38,841	256,027	419,594	21,448	1,252,139	12,306

M&E - 1.35% Investor Series	—	1,620	31,792	157,470	21,083	482,094	6,561

M&E - 1.35% Retirement Plus	556,063	3,878,144	9,150,000	—	—	—	366,693

M&E - 1.45% Investor Series	—	62,421	457,463	781,926	63,820	2,449,029	5,145

M&E - 1.55% Retirement Optimizer	—	11,823	75,494	—	—	—	8,423

M&E - 1.55% Investor Series	—	15,775	68,110	235,873	19,987	678,360	24,958

M&E - 1.59% Retirement Power	—	124,067	1,578,586	—	—	—	82,255

M&E - 1.60% Investor Series	—	35,293	142,139	106,561	28,321	305,896	8,222

M&E - 1.65% Investor Series	—	76,204	304,634	782,989	82,207	2,361,580	28,554

M&E - 1.70% Investor Series	—	—	9,945	33,524	3,153	94,744	—

M&E - 1.75% Investor Series	—	33	28,324	64,940	950	196,952	4,220

Accumulation unit value:
M&E - 1.25% Investor Series	$—	$12.550806	$11.667575	$12.723875	$11.997528	$9.039618	$11.865509

M&E - 1.35% Investor Series	$—	$12.472754	$11.594983	$12.644725	$11.922882	$9.005870	$11.791673

M&E - 1.35% Retirement Plus	$29.658602	$40.218836	$11.663723	$—	$—	$—	$11.596591

M&E - 1.45% Investor Series	$—	$12.395216	$11.522859	$12.566061	$11.848723	$8.972270	$11.718348

M&E - 1.55% Retirement Optimizer	$—	$15.209718	$13.273774	$—	$—	$—	$11.443363

M&E - 1.55% Investor Series	$—	$12.318164	$11.451182	$12.487917	$11.775029	$8.938814	$11.645455

M&E - 1.59% Retirement Power	$—	$15.158144	$10.522658	$—	$—	$—	$11.412978

M&E - 1.60% Investor Series	$—	$12.279824	$11.415532	$12.449032	$11.738364	$8.922127	$11.609194

M&E - 1.65% Investor Series	$—	$12.241605	$11.379962	$12.410253	$11.701816	$8.905482	$11.573044

M&E - 1.70% Investor Series	$—	$12.203516	$11.344535	$12.371614	$11.665380	$8.888864	$11.537021

M&E - 1.75% Investor Series	$—	$12.165534	$11.309215	$12.333116	$11.629075	$8.872280	$11.501096

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Federated Kaufmann Fund II Subaccount	Templeton Foreign Securities Fund Subaccount	Templeton Growth Securities Fund Subaccount	Janus Aspen Forty Portfolio Subaccount	Janus Aspen- Enterprise Portfolio Subaccount	MFS® Growth Series Subaccount	Oppenheimer Capital Appreciation Fund/VA Subaccount
Assets
Investment in securities:
Number of shares	2,121,554.507	613,063.127	291,771.133	205,439.034	36,408.581	2,677,065.390	33,200.582

Cost	$26,881,550	$8,330,282	$3,631,799	$6,363,187	$1,111,687	$53,513,087	$1,264,750

Investments in mutual funds, Level 1 prices quoted at net asset value	$31,738,455	$8,760,672	$3,212,400	$7,239,672	$1,366,414	$66,096,745	$1,327,691
Receivable for units sold	—	—	2	—	10	—	—

Total assets	31,738,455	8,760,672	3,212,402	7,239,672	1,366,424	66,096,745	1,327,691

Liabilities
Payable for units redeemed	12	9	—	23	—	5	—

	$31,738,443	$8,760,663	$3,212,402	$7,239,649	$1,366,424	$66,096,740	$1,327,691

Net Assets:
Deferred annuity contracts terminable by owners	$31,738,443	$8,760,663	$3,212,402	$7,239,649	$1,366,424	$66,096,740	$1,327,691

Total net assets	$31,738,443	$8,760,663	$3,212,402	$7,239,649	$1,366,424	$66,096,740	$1,327,691

Accumulation units outstanding:
M&E - 1.25% Investor Series	77,032	81,721	49,425	61,243	8,406	—	28,836

M&E - 1.35% Investor Series	14,821	9,564	6,000	67,616	11,557	—	4,984

M&E1.35% Retirement Plus	1,616,044	—	—	—	—	3,006,571	—

M&E - 1.45% Investor Series	119,459	225,392	71,326	105,248	29,107	—	37,660

M&E - 1.55% Retirement Optimizer	27,713	—	—	—	—	84,213	—

M&E - 1.55% Investor Series	34,312	14,307	10,714	49,037	13,482	—	3,654

M&E - 1.59% Retirement Power	212,116	—	—	—	—	2,099,606	—

M&E - 1.60% Investor Series	20,938	51,697	3,007	22,919	5,321	—	4,666

M&E - 1.65% Investor Series	116,195	224,360	142,677	301,322	45,125	—	37,777

M&E - 1.70% Investor Series	1,558	505	1,555	14,800	5,021	—	—

M&E - 1.75% Investor Series	3,296	7,986	1,521	28,939	2,687	—	3,753

Accumulation unit value:
M&E - 1.25% Investor Series	$14.574026	$14.468380	$11.414280	$11.244865	$11.444904	$—	$11.099510

M&E - 1.35% Investor Series	$14.483367	$14.378371	$11.343330	$11.201897	$11.401148	$—	$11.030501

M&E - 1.35% Retirement Plus	$14.130634	$—	$—	$—	$—	$17.390980	$—

M&E - 1.45% Investor Series	$14.393275	$14.288928	$11.272825	$11.159092	$11.357586	$—	$10.961934

M&E - 1.55% Retirement Optimizer	$13.943946	$—	$—	$—	$—	$13.789075	$—

M&E - 1.55% Investor Series	$14.303776	$14.200081	$11.202786	$11.116483	$11.314195	$—	$10.893803

M&E - 1.59% Retirement Power	$13.906911	$—	$—	$—	$—	$6.024135	$—

M&E - 1.60% Investor Series	$14.259240	$14.155838	$11.167920	$11.095229	$11.292562	$—	$10.859905

M&E - 1.65% Investor Series	$14.214846	$14.111764	$11.133178	$11.074030	$11.270985	$—	$10.826106

M&E - 1.70% Investor Series	$14.170587	$14.067832	$11.098546	$11.052871	$11.249447	$—	$10.792412

M&E - 1.75% Investor Series	$14.126483	$14.024040	$11.064014	$11.031756	$11.227949	$—	$10.758844

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Oppenheimer Main Street Fund®/VA Subaccount	Oppenheimer Main Street Small Cap Fund®/VA Subaccount	PIMCO CommodityReal Return® Strategy Portfolio Subaccount	PIMCO Low Duration Portfolio Subaccount	PIMCO Real Return Portfolio Subaccount	PIMCO Total Return Portfolio Subaccount	Pioneer Emerging Markets VCT Portfolio Subaccount
Assets
Investment in securities:
Number of shares	30,270.935	153,937.356	1,889,207.296	2,847,277.442	3,009,247.407	42,935,494.757	213,234.208

Cost	$591,292	$2,010,693	$15,384,827	$29,676,125	$37,744,604	$456,173,002	$5,240,190

Investments in mutual funds, Level 1 prices quoted at net asset value	$626,911	$2,693,904	$17,021,758	$29,725,576	$39,541,511	$475,725,282	$6,618,790
Receivable for units sold	—	—	4	41	—	5,876	1

Total assets	626,911	2,693,904	17,021,762	29,725,617	39,541,511	475,731,158	6,618,791

Liabilities
Payable for units redeemed	1	13	—	—	24	—	—

	$626,910	$2,693,891	$17,021,762	$29,725,617	$39,541,487	$475,731,158	$6,618,791

Net Assets:
Deferred annuity contracts terminable by owners	$626,910	$2,693,891	$17,021,762	$29,725,617	$39,541,487	$475,731,158	$6,618,791

Total net assets	$626,910	$2,693,891	$17,021,762	$29,725,617	$39,541,487	$475,731,158	$6,618,791

Accumulation units outstanding:
M&E - 1.25% Investor Series	3,768	46,941	204,121	382,934	468,702	1,842,781	77,544

M&E - 1.35% Investor Series	1,463	3,251	64,654	165,405	193,173	776,413	30,313

M&E - 1.35% Retirement Plus	—	—	—	—	—	16,082,188	—

M&E - 1.45% Investor Series	8,726	74,458	426,209	686,985	874,347	3,607,046	112,225

M&E - 1.55% Retirement Optimizer	—	—	—	—	—	323,084	—

M&E - 1.55% Investor Series	3,253	2,688	85,618	248,212	308,892	1,172,118	45,972

M&E - 1.59% Retirement Power	—	—	—	—	—	3,134,242	—

M&E - 1.60% Investor Series	715	14,769	99,462	133,964	148,255	589,346	17,056

M&E - 1.65% Investor Series	34,237	51,545	443,020	758,559	995,248	3,513,157	193,921

M&E - 1.70% Investor Series	—	400	8,423	51,171	49,135	149,623	2,568

M&E - 1.75% Investor Series	2,841	3,917	29,353	63,900	86,581	296,632	10,716

Accumulation unit value:
M&E - 1.25% Investor Series	$11.635368	$13.796534	$12.708692	$12.049041	$12.859784	$14.020461	$13.671675

M&E - 1.35% Investor Series	$11.563045	$13.710814	$12.629616	$12.003033	$12.779790	$13.933250	$13.605809

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$—	$15.542848	$—

M&E - 1.45% Investor Series	$11.491159	$13.625645	$12.551053	$11.957220	$12.700313	$13.846614	$13.540268

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$—	$—	$15.526907	$—

M&E - 1.55% Investor Series	$11.419766	$13.541009	$12.472984	$11.911600	$12.621346	$13.760531	$13.475063

M&E - 1.59% Retirement Power	$—	$—	$—	$—	$—	$17.811313	$—

M&E - 1.60% Investor Series	$11.384230	$13.498894	$12.434155	$11.888839	$12.582057	$13.717682	$13.442592

M&E - 1.65% Investor Series	$11.348798	$13.456936	$12.395419	$11.866147	$12.542894	$13.674979	$13.410194

M&E - 1.70% Investor Series	$11.313498	$13.415062	$12.356828	$11.843500	$12.503844	$13.632431	$13.377868

M&E - 1.75% Investor Series	$11.278305	$13.373367	$12.318352	$11.820890	$12.464938	$13.590010	$13.345643

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Pioneer Fund VCT Portfolio Subaccount	Pioneer High Yield VCT Portfolio Subaccount	Pioneer Real Estate Shares VCT Portfolio Subaccount	Seligman Smaller- Cap Value Portfolio Subaccount	Transamerica AllianceBernstein Dynamic Allocation VP Subaccount	Transamerica WMC Diversified Growth VP Subaccount	Transamerica Growth Opportunities VP Subaccount
Assets
Investment in securities:
Number of shares	50,437.503	280,721.114	80,811.791	1,445,027.885	23,310.325	3,676,031	2,156,438.391

Cost	$1,063,026	$2,764,708	$1,186,685	$8,405,951	$169,749	$81,718,177	$30,395,220

Investments in mutual funds, Level 1 prices quoted at net asset value	$1,130,809	$2,978,451	$1,321,273	$11,805,877	$188,581	$81,718,177	$30,427,346
Receivable for units sold	—	598	—	—	—	—	—

Total assets	1,130,809	2,979,049	1,321,273	11,805,877	188,581	81,718,177	30,427,346

Liabilities
Payable for units redeemed	3	—	4	—	1	1	—

	$1,130,806	$2,979,049	$1,321,269	$11,805,877	$188,580	$81,718,176	$30,427,346

Net Assets:
Deferred annuity contracts terminable by owners	$1,130,806	$2,979,049	$1,321,269	$11,805,877	$188,580	$81,718,176	$30,427,346

Total net assets	$1,130,806	$2,979,049	$1,321,269	$11,805,877	$188,580	$81,718,176	$30,427,346

Accumulation units outstanding:
M&E - 1.25% Investor Series	22,210	55,862	12,887	—	2,118	1,518,339	433,770

M&E - 1.35% Investor Series	2,051	18,049	19,692	—	1,408	523,862	131,232

M&E - 1.35% Retirement Plus	—	—	—	—	—	—	—

M&E - 1.45% Investor Series	26,660	46,412	27,840	—	3,485	2,781,692	809,639

M&E - 1.55% Retirement Optimizer	—	—	—	47,317	—	—	—

M&E - 1.55% Investor Series	311	44,749	23,659	—	8,460	760,844	192,420

M&E - 1.59% Retirement Power	—	—	—	436,105	—	—	—

M&E - 1.60% Investor Series	4,795	6,883	2,708	—	1,728	350,280	93,555

M&E - 1.65% Investor Series	36,187	47,076	37,449	—	1,613	2,796,186	780,764

M&E - 1.70% Investor Series	—	1,138	—	—	—	92,091	22,039

M&E - 1.75% Investor Series	—	3,533	3,561	—	1,252	220,487	57,496

Accumulation unit value:
M&E - 1.25% Investor Series	$12.444152	$13.495891	$10.413029	$—	$9.468406	$9.098897	$12.153496

M&E - 1.35% Investor Series	$12.366794	$13.411967	$10.383621	$—	$9.441709	$9.073220	$12.119197

M&E - 1.35% Retirement Plus	$—	$—	$—	$—	$—	$—	$—

M&E - 1.45% Investor Series	$12.289921	$13.328582	$10.354303	$—	$9.415086	$9.047644	$12.085037

M&E - 1.55% Retirement Optimizer	$—	$—	$—	$20.264972	$—	$—	$—

M&E - 1.55% Investor Series	$12.213539	$13.245728	$10.325072	$—	$9.388565	$9.022129	$12.050969

M&E - 1.59% Retirement Power	$—	$—	$—	$24.872446	$—	$—	$—

M&E - 1.60% Investor Series	$12.175545	$13.204490	$10.310481	$—	$9.375319	$9.009399	$12.033980

M&E - 1.65% Investor Series	$12.137655	$13.163398	$10.295927	$—	$9.362117	$8.996695	$12.017016

M&E - 1.70% Investor Series	$12.099894	$13.122435	$10.281398	$—	$9.348928	$8.984012	$12.000083

M&E - 1.75% Investor Series	$12.062251	$13.081605	$10.266892	$—	$9.335757	$8.971351	$11.983164

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Assets and Liabilities

December 31, 2010

	Transamerica Small/Mid Cap Value VP Subaccount	Wanger International Subaccount	Wanger USA Subaccount
Assets
Investment in securities:
Number of shares	545,907.294	868,571.618	331,342.405

Cost	$10,904,464	$31,071,223	$8,980,741

Investments in mutual funds, Level 1 prices quoted at net asset value	$11,283,904	$31,407,550	$11,219,254
Receivable for units sold	—	—	—

Total assets	11,283,904	31,407,550	11,219,254

Liabilities
Payable for units redeemed	1	7	9

	$11,283,903	$31,407,543	$11,219,245

Net Assets:
Deferred annuity contracts terminable by owners	$11,283,903	$31,407,543	$11,219,245

Total net assets	$11,283,903	$31,407,543	$11,219,245

Accumulation units outstanding:
M&E - 1.25% Investor Series	195,531	537,925	126,328

M&E - 1.35% Investor Series	48,448	122,371	45,938

M&E - 1.35% Retirement Plus	—	—	—

M&E - 1.45% Investor Series	326,130	919,898	264,734

M&E - 1.55% Retirement Optimizer	—	—	—

M&E - 1.55% Investor Series	66,266	187,731	44,533

M&E - 1.59% Retirement Power	—	—	—

M&E - 1.60% Investor Series	36,769	128,110	32,636

M&E - 1.65% Investor Series	326,141	894,586	271,589

M&E - 1.70% Investor Series	5,698	19,971	5,517

M&E - 1.75% Investor Series	20,406	54,904	12,433

Accumulation unit value:
M&E - 1.25% Investor Series	$11.079248	$11.062093	$14.176822

M&E - 1.35% Investor Series	$11.047992	$11.019849	$14.088615

M&E - 1.35% Retirement Plus	$—	$—	$—

M&E - 1.45% Investor Series	$11.016830	$10.977769	$14.000965

M&E - 1.55% Retirement Optimizer	$—	$—	$—

M&E - 1.55% Investor Series	$10.985758	$10.935849	$13.913901

M&E - 1.59% Retirement Power	$—	$—	$—

M&E - 1.60% Investor Series	$10.970266	$10.914967	$13.870556

M&E - 1.65% Investor Series	$10.954796	$10.894110	$13.827363

M&E - 1.70% Investor Series	$10.939353	$10.873304	$13.784309

M&E - 1.75% Investor Series	$10.923930	$10.852555	$13.741397

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Invesco V.I. Basic Value Fund Subaccount	Invesco V.I. Capital Appreciation Fund Subaccount	Invesco V.I. Core Equity Fund Subaccount	Invesco V.I. International Growth Fund Subaccount	Invesco V.I. Mid Cap Core Equity Fund Subaccount

Net investment income (loss)
Income:
Dividends	$4,438	$150,708	$553,782	$207,938	$82,415
Expenses:
Administrative, mortality and expense risk charges	10,650	270,523	871,999	153,596	225,818

Net investment income (loss)	(6,212)	(119,815)	(318,217)	54,342	(143,403)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	505,585	2,702,219	20,588,252	4,230,398	15,177,889
Cost of investments sold	522,528	2,792,307	19,129,282	4,735,833	11,365,560

Net realized capital gains (losses) on investments	(16,943)	(90,088)	1,458,970	(505,435)	3,812,329
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(27,243)	(1,387,954)	2,278,901	(732,151)	2,337,676
End of period	30,259	1,513,883	4,639,179	389,251	547,362

Net change in unrealized appreciation/depreciation of investments	57,502	2,901,837	2,360,278	1,121,402	(1,790,314)

Net realized and unrealized capital gains (losses) on investments	40,559	2,811,749	3,819,248	615,967	2,022,015

Increase (decrease) in net assets from operations	$34,347	$2,691,934	$3,501,031	$670,309	$1,878,612

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Invesco Van Kampen V.I. Capital Growth Fund Subaccount	Invesco Van Kampen V.I. Comstock Fund Subaccount	AllianceBernstein International Value Portfolio Subaccount	AllianceBernstein Global Thematic Growth Portfolio Subaccount	AllianceBernstein Growth and Income Portfolio Subaccount
Net investment income (loss)
Income:
Dividends	$—	$25,704	$62,685	$145,024	$—
Expenses:
Administrative, mortality and expense risk charges	164,349	308,973	32,539	91,078	184,976

Net investment income (loss)	(164,349)	(283,269)	30,146	53,946	(184,976)
Net realized and unrealized capital gains (losses)on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	17,453,439	6,307,752	1,046,287	1,427,479	6,148,203
Cost of investments sold	13,821,131	5,425,800	1,658,160	1,668,084	5,010,794

Net realized capital gains (losses) on investments	3,632,308	881,952	(611,873)	(240,605)	1,137,409
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	628,700	3,031,773	(452,534)	337,986	2,220,120
End of period	480,050	5,900,028	213,391	1,617,581	1,930,818

Net change in unrealized appreciation/depreciation of investments	(148,650)	2,868,255	665,925	1,279,595	(289,302)

Net realized and unrealized capital gains (losses) on investments	3,483,658	3,750,207	54,052	1,038,990	848,107

Increase (decrease) in net assets from operations	$3,319,309	$3,466,938	$84,198	$1,092,936	$663,131

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	AllianceBernstein Large Cap Growth Portfolio Subaccount	AllianceBernstein Small/Mid Cap Value Portfolio Subaccount	AllianceBernstein Value Portfolio Subaccount	American Century VP International Fund Subaccount	American Century VP Ultra® Fund Subaccount
Net investment income (loss)
Income:
Dividends	$422,203	$17,865	$26,916	$998,531	$25,069
Expenses:
Administrative, mortality and expense risk charges	1,160,598	59,910	19,463	565,280	65,023

Net investment income (loss)	(738,395)	(42,045)	7,453	433,251	(39,954)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	12,564,113	1,867,404	372,395	6,920,127	1,439,461
Cost of investments sold	19,727,733	1,309,709	664,643	9,135,051	1,111,514

Net realized capital gains (losses) on investments	(7,163,620)	557,695	(292,248)	(2,214,924)	327,947
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(15,526,172)	468,283	(604,041)	(3,424,504)	1,247,523
End of period	(778,801)	851,288	(190,529)	2,962,379	1,616,010

Net change in unrealized appreciation/depreciation of investments	14,747,371	383,005	413,512	6,386,883	368,487

Net realized and unrealized capital gains (losses) on investments	7,583,751	940,700	121,264	4,171,959	696,434

Increase (decrease) in net assets from operations	$6,845,356	$898,655	$128,717	$4,605,210	$656,480

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	American Funds Asset Allocation Fund Subaccount	American Funds Bond Fund Subaccount	American Funds Growth Fund Subaccount	American Funds Growth-Income Fund Subaccount	American Funds International Fund Subaccount
Net investment income (loss)
Income:
Dividends	$293,148	$1,245,548	$304,486	$338,061	$2,513,876
Expenses:
Administrative, mortality and expense risk charges	240,156	720,226	701,710	374,107	1,986,221

Net investment income (loss)	52,992	525,322	(397,224)	(36,046)	527,655
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	1,943,536	43,078,450	11,639,040	3,108,784	29,358,702
Cost of investments sold	2,309,376	43,640,202	13,269,370	3,921,341	40,347,612

Net realized capital gains (losses) on investments	(365,840)	(561,752)	(1,630,330)	(812,557)	(10,988,910)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(2,770,045)	(1,791,451)	6,274,426	(5,438,534)	(10,429,902)
End of period	(914,249)	315,507	15,068,374	(2,365,009)	7,485,129

Net change in unrealized appreciation/depreciation of investments	1,855,796	2,106,958	8,793,948	3,073,525	17,915,031

Net realized and unrealized capital gains (losses) on investments	1,489,956	1,545,206	7,163,618	2,260,968	6,926,121

Increase (decrease) in net assets from operations	$1,542,948	$2,070,528	$6,766,394	$2,224,922	$7,453,776

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	BlackRock Balanced Capital Subaccount	BlackRock Basic Value V.I. Fund Subaccount	BlackRock Total Return V.I. Fund Subaccount	BlackRock Capital Appreciation V.I. Fund Subaccount	BlackRock Global Allocation V.I. Fund Subaccount
Net investment income (loss)
Income:
Dividends	$447,175	$4,504,397	$8,939,201	$393,607	$6,842,594
Expenses:
Administrative, mortality and expense risk charges	338,077	4,005,423	2,427,423	2,576,197	7,978,702

Net investment income (loss)	109,098	498,974	6,511,778	(2,182,590)	(1,136,108)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	3,114,682
Proceeds from sales	3,746,461	106,916,451	32,988,360	27,873,157	61,029,243
Cost of investments sold	3,833,074	108,330,636	34,636,831	28,334,342	46,242,307

Net realized capital gains (losses) on investments	(86,613)	(1,414,185)	(1,648,471)	(461,185)	17,901,618
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(571,878)	(67,416,216)	(14,211,809)	22,843,560	79,900,648
End of period	1,171,776	(37,114,167)	(4,922,362)	57,138,735	111,112,422

Net change in unrealized appreciation/depreciation of investments	1,743,654	30,302,049	9,289,447	34,295,175	31,211,774

Net realized and unrealized capital gains (losses) on investments	1,657,041	28,887,864	7,640,976	33,833,990	49,113,392

Increase (decrease) in net assets from operations	$1,766,139	$29,386,838	$14,152,754	$31,651,400	$47,977,284

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	BlackRock Global Opportunities V.I. Fund Subaccount	BlackRock Government Income V.I. Fund Subaccount	BlackRock High Income V.I. Fund Subaccount	BlackRock International Value V.I. Fund Subaccount	BlackRock Large Cap Core V.I. Fund Subaccount
Net investment income (loss)
Income:
Dividends	$298,364	$7,390,593	$7,942,539	$1,423,804	$1,878,168
Expenses:
Administrative, mortality and expense risk charges	505,604	2,671,280	1,379,774	1,770,038	2,502,135

Net investment income (loss)	(207,240)	4,719,313	6,562,765	(346,234)	(623,967)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	7,429,238	50,502,523	18,597,669	23,880,009	27,440,802
Cost of investments sold	7,540,626	51,896,960	21,065,465	38,054,251	34,445,926

Net realized capital gains (losses) on investments	(111,388)	(1,394,437)	(2,467,796)	(14,174,242)	(7,005,124)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	7,260,675	(8,688,887)	(5,637,294)	(49,680,287)	(65,908,645)
End of period	10,846,195	1,836,390	3,433,358	(28,450,048)	(45,033,331)

Net change in unrealized appreciation/depreciation of investments	3,585,520	10,525,277	9,070,652	21,230,239	20,875,314

Net realized and unrealized capital gains (losses) on investments	3,474,132	9,130,840	6,602,856	7,055,997	13,870,190

Increase (decrease) in net assets from operations	$3,266,892	$13,850,153	$13,165,621	$6,709,763	$13,246,223

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	BlackRock Large Cap Growth V.I. Fund Subaccount	BlackRock Large Cap Value V.I. Fund Subaccount	BlackRock Money Market V.I. Fund Subaccount	BlackRock S&P 500 Index V.I. Fund Subaccount	BlackRock Equity Dividend V.I. Fund Subaccount
Net investment income (loss)
Income:
Dividends	$845,970	$1,124,712	$5,759	$1,785,555	$443,649
Expenses:
Administrative, mortality and expense risk charges	1,750,337	1,398,878	3,223,725	1,520,834	215,199

Net investment income (loss)	(904,367)	(274,166)	(3,217,966)	264,721	228,450
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	1,026	3,345,040	2,145,204
Proceeds from sales	96,783,415	34,249,461	102,892,893	19,136,160	2,649,840
Cost of investments sold	76,313,670	46,348,960	102,892,893	25,284,368	2,797,395

Net realized capital gains (losses) on investments	20,469,745	(12,099,499)	1,026	(2,803,168)	1,997,649
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	6,764,777	2,186,424	—	(10,182,229)	(1,911,884)
End of period	5,689,341	19,765,733	—	6,160,767	(2,846,606)

Net change in unrealized appreciation/depreciation of investments	(1,075,436)	17,579,309	—	16,342,996	(934,722)

Net realized and unrealized capital gains (losses) on investments	19,394,309	5,479,810	1,026	13,539,828	1,062,927

Increase (decrease) in net assets from operations	$18,489,942	$5,205,644	$(3,216,940)	$13,804,549	$1,291,377

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	BlackRock Value Opportunities V.I. Fund Subaccount	Davis Value Portfolio Subaccount	Dreyfus VIF Appreciation Portfolio Subaccount	Eaton Vance VT Floating-Rate Income Fund Subaccount	Eaton Vance VT Large-Cap Value Fund Subaccount
Net investment income (loss)
Income:
Dividends	$769,538	$2,600,427	$24,437	$122,480	$186,455
Expenses:
Administrative, mortality and expense risk charges	1,962,708	2,681,494	207,184	40,345	452,979

Net investment income (loss)	(1,193,170)	(81,067)	(182,747)	82,135	(266,524)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	21,273,326	103,742,000	26,499,914	1,054,449	45,028,986
Cost of investments sold	35,876,696	100,324,007	23,974,455	1,069,847	45,229,306

Net realized capital gains (losses) on investments	(14,603,370)	3,417,993	2,525,459	(15,398)	(200,320)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(63,260,052)	3,346,088	269,777	50,005	214,161
End of period	(11,930,355)	22,682,404	2,761,431	187,287	351,931

Net change in unrealized appreciation/depreciation of investments	51,329,697	19,336,316	2,491,654	137,282	137,770

Net realized and unrealized capital gains (losses) on investments	36,726,327	22,754,309	5,017,113	121,884	(62,550)

Increase (decrease) in net assets from operations	$35,533,157	$22,673,242	$4,834,366	$204,019	$(329,074)

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Federated Capital Appreciation Fund II Subaccount	Federated Kaufmann Fund II Subaccount	Templeton Foreign Securities Fund Subaccount	Templeton Growth Securities Fund Subaccount	Janus Aspen Forty Portfolio Subaccount
Net investment income (loss)
Income:
Dividends	$547,230	$45,935	$147,256	$41,263	$38,210
Expenses:
Administrative, mortality and expense risk charges	254,117	585,297	111,068	43,435	608,321

Net investment income (loss)	293,113	(539,362)	36,188	(2,172)	(570,111)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	49,096,686	28,427,633	1,393,959	502,523	56,538,189
Cost of investments sold	50,720,599	30,152,454	2,022,873	792,789	56,102,021

Net realized capital gains (losses) on investments	(1,623,913)	(1,724,821)	(628,914)	(290,266)	436,168
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(2,687,849)	(2,990,933)	(734,182)	(873,798)	1,602,669
End of period	1,177,831	4,856,905	430,390	(419,399)	876,485

Net change in unrealized appreciation/depreciation of investments	3,865,680	7,847,838	1,164,572	454,399	(726,184)

Net realized and unrealized capital gains (losses) on investments	2,241,767	6,123,017	535,658	164,133	(290,016)

Increase (decrease) in net assets from operations	$2,534,880	$5,583,655	$571,846	$161,961	$(860,127)

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Janus Aspen- Enterprise Portfolio Subaccount	MFS® Growth Series Subaccount	Oppenheimer Capital Appreciation Fund/VA Subaccount	Oppenheimer Main Street Fund®/VA Subaccount	Oppenheimer Main Street Small Cap Fund®/VA Subaccount
Net investment income (loss)
Income:
Dividends	$—	$66,598	$—	$8,032	$12,209
Expenses:
Administrative, mortality and expense risk charges	115,219	771,499	17,206	11,392	39,405

Net investment income (loss)	(115,219)	(704,901)	(17,206)	(3,360)	(27,196)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	9,396,269	13,541,229	288,507	447,580	1,132,574
Cost of investments sold	8,629,434	14,980,216	333,845	553,801	1,387,252

Net realized capital gains (losses) on investments	766,835	(1,438,987)	(45,338)	(106,221)	(254,678)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(908,671)	2,942,635	(102,944)	(175,720)	(170,204)
End of period	254,727	12,583,658	62,941	35,619	683,211

Net change in unrealized appreciation/depreciation of investments	1,163,398	9,641,023	165,885	211,339	853,415

Net realized and unrealized capital gains (losses) on investments	1,930,233	8,202,036	120,547	105,118	598,737

Increase (decrease) in net assets from operations	$1,815,014	$7,497,135	$103,341	$101,758	$571,541

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	PIMCO CommodityRealReturn® Strategy Portfolio Subaccount	PIMCO Low Duration Portfolio Subaccount	PIMCO Real Return Portfolio Subaccount	PIMCO Total Return Portfolio Subaccount	Pioneer Emerging Markets VCT Portfolio Subaccount
Net investment income (loss)
Income:
Dividends	$2,359,724	$81,025	$388,725	$11,763,820	$50,990
Expenses:
Administrative, mortality and expense risk charges	230,199	74,341	400,856	6,924,290	221,643

Net investment income (loss)	2,129,525	6,684	(12,131)	4,839,530	(170,653)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	287,164	16,309	214,545	14,043,750	—
Proceeds from sales	4,481,862	2,871,239	12,066,751	106,733,331	13,486,932
Cost of investments sold	5,065,927	2,813,191	11,774,707	99,611,798	9,256,112

Net realized capital gains (losses) on investments	(296,901)	74,357	506,589	21,165,283	4,230,820
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	203,577	(46,692)	624,565	14,417,816	3,298,176
End of period	1,636,931	49,451	1,796,907	19,552,280	1,378,600

Net change in unrealized appreciation/depreciation of investments	1,433,354	96,143	1,172,342	5,134,464	(1,919,576)

Net realized and unrealized capital gains (losses) on investments	1,136,453	170,500	1,678,931	26,299,747	2,311,244

Increase (decrease) in net assets from operations	$3,265,978	$177,184	$1,666,800	$31,139,277	$2,140,591

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Pioneer Fund VCT Portfolio Subaccount	Pioneer High Yield VCT Portfolio Subaccount	Pioneer Real Estate Shares VCT Portfolio Subaccount	Seligman Smaller- Cap Value Portfolio Subaccount	Transamerica AllianceBernstein Dynamic Allocation VP Subaccount
Net investment income (loss)
Income:
Dividends	$416,797	$646,757	$180,629	$—	$9,445
Expenses:
Administrative, mortality and expense risk charges	510,030	174,780	108,852	134,983	2,715

Net investment income (loss)	(93,233)	471,977	71,777	(134,983)	6,730
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	60,595,794	12,958,942	8,556,499	2,178,076	35,449
Cost of investments sold	55,606,887	10,233,982	5,443,478	5,186,102	37,670

Net realized capital gains (losses) on investments	4,988,907	2,724,960	3,113,021	(3,008,026)	(2,221)
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(91,311)	1,619,684	1,588,978	(1,717,568)	11,088
End of period	67,783	213,743	134,588	3,399,926	18,832

Net change in unrealized appreciation/depreciation of investments	159,094	(1,405,941)	(1,454,390)	5,117,494	7,744

Net realized and unrealized capital gains (losses) on investments	5,148,001	1,319,019	1,658,631	2,109,468	5,523

Increase (decrease) in net assets from operations	$5,054,768	$1,790,996	$1,730,408	$1,974,485	$12,253

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Operations

Year Ended December 31, 2010

	Transamerica WMC Diversified Growth VP Subaccount	Transamerica Growth Opportunities VP Subaccount	Transamerica Small/Mid Cap Value VP Subaccount	Wanger International Subaccount	Wanger USA Subaccount
Net investment income (loss)
Income:
Dividends	$—	$—	$9,605	$72,352	$—
Expenses:
Administrative, mortality and expense risk charges	—	1,340	21,895	42,180	184,010

Net investment income (loss)	—	(1,340)	(12,290)	30,172	(184,010)
Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	—	—	—
Proceeds from sales	—	56,338	498,529	730,593	5,663,283
Cost of investments sold	—	52,808	407,864	966,408	3,363,077

Net realized capital gains (losses) on investments	—	3,530	90,665	(235,815)	2,300,206
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	4,753	82,625	(496,898)	1,823,571
End of period	—	32,126	379,440	336,327	2,238,513

Net change in unrealized appreciation/depreciation of investments	—	27,373	296,815	833,225	414,942

Net realized and unrealized capital gains (losses) on investments	—	30,903	387,480	597,410	2,715,148

Increase (decrease) in net assets from operations	$—	$29,563	$375,190	$627,582	$2,531,138

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Invesco V.I. Basic Value Fund Subaccount		Invesco V.I. Capital Appreciation Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(6,212)	$919	$(119,815)	$(137,979)
Net realized capital gains (losses) on investments	(16,943)	(121,341)	(90,088)	(684,257)
Net change in unrealized appreciation/depreciation of investments	57,502	243,876	2,901,837	4,260,807

Increase (decrease) in net assets from operations	34,347	123,454	2,691,934	3,438,571
Contract transactions
Net contract purchase payments	—	2,000	75,612	9,344
Transfer payments from (to) other subaccounts or general account	29,157	451,080	(243,929)	(885,220)
Contract terminations, withdrawals, and other deductions	(423,881)	(1,772)	(1,824,775)	(1,392,226)
Contract maintenance charges	(6,505)	(3,779)	(12,258)	(14,833)

Increase (decrease) in net assets from contract transactions	(401,229)	447,529	(2,005,350)	(2,282,935)

Net increase (decrease) in net assets	(366,882)	570,983	686,584	1,155,636
Net assets:
Beginning of the period	769,029	198,046	21,040,809	19,885,173

End of the period	$402,147	$769,029	$21,727,393	$21,040,809

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Invesco V.I. Core Equity Fund Subaccount		Invesco V.I. International Growth Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(318,217)	$144,480	$54,342	$(4,245)
Net realized capital gains (losses) on investments	1,458,970	(5,880,365)	(505,435)	(144,497)
Net change in unrealized appreciation/depreciation of investments	2,360,278	22,073,629	1,121,402	2,595,075

Increase (decrease) in net assets from operations	3,501,031	16,337,744	670,309	2,446,333
Contract transactions
Net contract purchase payments	68,252	49,377	495	2,346
Transfer payments from (to) other subaccounts or general account	(11,063,491)	(14,832,020)	8,145,583	179,742
Contract terminations, withdrawals, and other deductions	(7,317,717)	(9,033,975)	(1,456,476)	(1,210,088)
Contract maintenance charges	(34,843)	(41,111)	(1,503)	(1,457)

Increase (decrease) in net assets from contract transactions	(18,347,799)	(23,857,729)	6,688,099	(1,029,457)

Net increase (decrease) in net assets	(14,846,768)	(7,519,985)	7,358,408	1,416,876
Net assets:
Beginning of the period	72,916,730	80,436,715	9,789,136	8,372,260

End of the period	$58,069,962	$72,916,730	$17,147,544	$9,789,136

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Invesco V.I. Mid Cap Core Equity Fund Subaccount		Invesco Van Kampen V.I. Capital Growth Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(143,403)	$35,354	$(164,349)	$(54,013)
Net realized capital gains (losses) on investments	3,812,329	(681,820)	3,632,308	278,122
Net change in unrealized appreciation/depreciation of investments	(1,790,314)	3,825,016	(148,650)	1,603,688

Increase (decrease) in net assets from operations	1,878,612	3,178,550	3,319,309	1,827,797
Contract transactions
Net contract purchase payments	84,422	129,602	1,949	229
Transfer payments from (to) other subaccounts or general account	(12,996,920)	11,170,668	(1,815,292)	(179,075)
Contract terminations, withdrawals, and other deductions	(959,077)	(489,045)	(1,497,603)	(495,868)
Contract maintenance charges	(139,151)	(87,064)	(1,730)	(521)

Increase (decrease) in net assets from contract transactions	(14,010,726)	10,724,161	(3,312,676)	(675,235)

Net increase (decrease) in net assets	(12,132,114)	13,902,711	6,633	1,152,562
Net assets:
Beginning of the period	16,829,538	2,926,827	4,119,313	2,966,751

End of the period	$4,697,424	$16,829,538	$4,125,946	$4,119,313

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Invesco Van Kampen V.I. Comstock Fund Subaccount		AllianceBernstein International Value Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(283,269)	$1,760,644	$30,146	$(3,547)
Net realized capital gains (losses) on investments	881,952	(22,614,578)	(611,873)	(1,032,808)
Net change in unrealized appreciation/depreciation of investments	2,868,255	23,932,001	665,925	1,681,845

Increase (decrease) in net assets from operations	3,466,938	3,078,067	84,198	645,490
Contract transactions
Net contract purchase payments	15,899	92,064	45,000	87,940
Transfer payments from (to) other subaccounts or general account	71,924,790	(43,841,532)	(328,944)	(702,236)
Contract terminations, withdrawals, and other deductions	(2,830,866)	(3,027,982)	(65,177)	(28,900)
Contract maintenance charges	(70,164)	(78,328)	(19,970)	(19,503)

Increase (decrease) in net assets from contract transactions	69,039,659	(46,855,778)	(369,091)	(662,699)

Net increase (decrease) in net assets	72,506,597	(43,777,711)	(284,893)	(17,209)
Net assets:
Beginning of the period	19,538,948	63,316,659	2,233,196	2,250,405

End of the period	$92,045,545	$19,538,948	$1,948,303	$2,233,196

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	AllianceBernstein Global Thematic Growth Portfolio Subaccount		AllianceBernstein Growth and Income Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$53,946	$(49,623)	$(184,976)	$490,096
Net realized capital gains (losses) on investments	(240,605)	(562,577)	1,137,409	(8,538,670)
Net change in unrealized appreciation/depreciation of investments	1,279,595	1,960,536	(289,302)	11,014,678

Increase (decrease) in net assets from operations	1,092,936	1,348,336	663,131	2,966,104
Contract transactions
Net contract purchase payments	4,720	5,238	12,878	2,379
Transfer payments from (to) other subaccounts or general account	1,593,478	3,114,514	(2,511,719)	2,396,449
Contract terminations, withdrawals, and other deductions	(497,941)	(195,084)	(2,012,831)	(2,288,853)
Contract maintenance charges	(13,518)	(8,389)	(1,700)	(2,002)

Increase (decrease) in net assets from contract transactions	1,086,739	2,916,279	(4,513,372)	107,973

Net increase (decrease) in net assets	2,179,675	4,264,615	(3,850,241)	3,074,077
Net assets:
Beginning of the period	6,356,519	2,091,904	13,697,318	10,623,241

End of the period	$8,536,194	$6,356,519	$9,847,077	$13,697,318

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	AllianceBernstein Large Cap Growth Portfolio Subaccount		AllianceBernstein Small/Mid Cap Value Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(738,395)	$(994,986)	$(42,045)	$(29,849)
Net realized capital gains (losses) on investments	(7,163,620)	(14,016,827)	$557,695	(5,128,618)
Net change in unrealized appreciation/depreciation of investments	14,747,371	40,269,019	$383,005	5,324,707

Increase (decrease) in net assets from operations	6,845,356	25,257,206	$898,655	166,240
Contract transactions
Net contract purchase payments	78,650	44,849	6,175	56,703
Transfer payments from (to) other subaccounts or general account	(1,718,732)	(4,373,725)	17,479	(3,345,359)
Contract terminations, withdrawals, and other deductions	(8,746,313)	(8,141,667)	(195,939)	(247,204)
Contract maintenance charges	(62,950)	(70,564)	$(33,904)	(35,037)

Increase (decrease) in net assets from contract transactions	(10,449,345)	(12,541,107)	$(206,189)	(3,570,897)

Net increase (decrease) in net assets	(3,603,989)	12,716,099	$692,466	(3,404,657)
Net assets:
Beginning of the period	92,478,891	79,762,792	$3,783,806	7,188,463

End of the period	$88,874,902	$92,478,891	$4,476,272	$3,783,806

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	AllianceBernstein Value Portfolio Subaccount		American Century VP International Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$7,453	$24,032	$433,251	$499,165
Net realized capital gains (losses) on investments	(292,248)	(403,638)	(2,214,924)	(19,553,362)
Net change in unrealized appreciation/depreciation of investments	413,512	608,674	6,386,883	23,477,777

Increase (decrease) in net assets from operations	128,717	229,068	4,605,210	4,423,580
Contract transactions
Net contract purchase payments	12,400	2,373	27,164	8,943
Transfer payments from (to) other subaccounts or general account	12,947	(101,281)	(1,163,976)	(1,671,267)
Contract terminations, withdrawals, and other deductions	(82,533)	(58,678)	(3,880,493)	(2,951,277)
Contract maintenance charges	(13,370)	(12,952)	(48,807)	(47,596)

Increase (decrease) in net assets from contract transactions	(70,556)	(170,538)	(5,066,112)	(4,661,197)

Net increase (decrease) in net assets	58,161	58,530	(460,902)	(237,617)
Net assets:
Beginning of the period	1,352,056	1,293,526	45,143,560	45,381,177

End of the period	$1,410,217	$1,352,056	$44,682,658	$45,143,560

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	American Century VP Ultra® Fund Subaccount		American Funds Asset Allocation Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(39,954)	$(91,438)	$52,992	$107,506
Net realized capital gains (losses) on investments	327,947	(1,629,838)	(365,840)	(647,015)
Net change in unrealized appreciation/depreciation of investments	368,487	2,993,156	1,855,796	3,200,548

Increase (decrease) in net assets from operations	656,480	1,271,880	1,542,948	2,661,039
Contract transactions
Net contract purchase payments	4,720	303	16,000	35,338
Transfer payments from (to) other subaccounts or general account	(135,973)	(41,400,276)	(203,136)	297,940
Contract terminations, withdrawals, and other deductions	(659,943)	(2,324,457)	(727,506)	(516,052)
Contract maintenance charges	(5,127)	(15,500)	(140,329)	(137,520)

Increase (decrease) in net assets from contract transactions	(796,323)	(43,739,930)	(1,054,971)	(320,294)

Net increase (decrease) in net assets	(139,843)	(42,468,050)	487,977	2,340,745
Net assets:
Beginning of the period	5,312,686	47,780,736	15,077,696	12,736,951

End of the period	$5,172,843	$5,312,686	$15,565,673	$15,077,696

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	American Funds Bond Fund Subaccount		American Funds Growth Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$525,322	$756,814	$(397,224)	$(503,517)
Net realized capital gains (losses) on investments	(561,752)	(2,223,296)	(1,630,330)	(37,688,061)
Net change in unrealized appreciation/depreciation of investments	2,106,958	6,875,576	8,793,948	48,902,512

Increase (decrease) in net assets from operations	2,070,528	5,409,094	6,766,394	10,710,934
Contract transactions
Net contract purchase payments	373,140	826,312	307,808	174,313
Transfer payments from (to) other subaccounts or general account	(35,909,404)	500,697	(1,341,500)	(30,445,622)
Contract terminations, withdrawals, and other deductions	(3,604,533)	(2,894,678)	(5,344,105)	(2,517,304)
Contract maintenance charges	(401,365)	(511,109)	(407,713)	(480,999)

Increase (decrease) in net assets from contract transactions	(39,542,162)	(2,078,778)	(6,785,510)	(33,269,612)

Net increase (decrease) in net assets	(37,471,634)	3,330,316	(19,116)	(22,558,678)
Net assets:
Beginning of the period	50,572,622	47,242,306	44,811,203	67,369,881

End of the period	$13,100,988	$50,572,622	$44,792,087	$44,811,203

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	American Funds Growth- Income Fund Subaccount		American Funds International Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(36,046)	$(12,934)	$527,655	$66,426
Net realized capital gains (losses) on investments	(812,557)	(1,797,641)	(10,988,910)	(10,771,478)
Net change in unrealized appreciation/depreciation of investments	3,073,525	7,257,997	17,915,031	36,858,543

Increase (decrease) in net assets from operations	2,224,922	5,447,422	7,453,776	26,153,491
Contract transactions
Net contract purchase payments	18,450	84,368	756,651	1,091,173
Transfer payments from (to) other subaccounts or general account	261,766	(819,208)	7,800,080	23,442,580
Contract terminations, withdrawals, and other deductions	(1,050,456)	(902,949)	(8,355,021)	(4,191,955)
Contract maintenance charges	(230,393)	(231,292)	(1,124,291)	(796,973)

Increase (decrease) in net assets from contract transactions	(1,000,633)	(1,869,081)	(922,581)	19,544,825

Net increase (decrease) in net assets	1,224,289	3,578,341	6,531,195	45,698,316
Net assets:
Beginning of the period	23,124,870	19,546,529	114,611,285	68,912,969

End of the period	$24,349,159	$23,124,870	$121,142,480	$114,611,285

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Balanced Capital Subaccount		BlackRock Basic Value V.I. Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$109,098	$223,917	$498,974	$2,020,049
Net realized capital gains (losses) on investments	(86,613)	(878,437)	(1,414,185)	(27,799,389)
Net change in unrealized appreciation/depreciation of investments	1,743,654	4,504,027	30,302,049	91,783,450

Increase (decrease) in net assets from operations	1,766,139	3,849,507	29,386,838	66,004,110
Contract transactions
Net contract purchase payments	—	—	572,799	730,592
Transfer payments from (to) other subaccounts or general account	(878,232)	(1,253,169)	(55,798,730)	27,497,626
Contract terminations, withdrawals, and other deductions	(2,519,892)	(3,363,386)	(30,979,356)	(27,217,421)
Contract maintenance charges	(10,291)	(12,772)	(612,289)	(428,167)

Increase (decrease) in net assets from contract transactions	(3,408,415)	(4,629,327)	(86,817,576)	582,630

Net increase (decrease) in net assets	(1,642,276)	(779,820)	(57,430,738)	66,586,740
Net assets:
Beginning of the period	26,600,957	27,380,777	309,325,482	242,738,742

End of the period	$24,958,681	$26,600,957	$251,894,744	$309,325,482

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Total Return V.I. Fund Subaccount		BlackRock Capital Appreciation V.I. Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$6,511,778	$8,717,523	$(2,182,590)	$(1,420,574)
Net realized capital gains (losses) on investments	(1,648,471)	(5,605,918)	(461,185)	(9,113,105)
Net change in unrealized appreciation/depreciation of investments	9,289,447	25,312,994	34,295,175	57,914,494

Increase (decrease) in net assets from operations	14,152,754	28,424,599	31,651,400	47,380,815
Contract transactions
Net contract purchase payments	16,793	124,695	488,060	902,906
Transfer payments from (to) other subaccounts or general account	(1,405,147)	(15,978,435)	25,937,204	67,646,955
Contract terminations, withdrawals, and other deductions	(24,924,222)	(28,143,400)	(19,750,618)	(12,198,067)
Contract maintenance charges	(161,761)	(190,231)	(625,582)	(553,469)

Increase (decrease) in net assets from contract transactions	(26,474,337)	(44,187,371)	6,049,064	55,798,325

Net increase (decrease) in net assets	(12,321,583)	(15,762,772)	37,700,464	103,179,140
Net assets:
Beginning of the period	181,548,085	197,310,857	187,373,598	84,194,458

End of the period	$169,226,502	$181,548,085	$225,074,062	$187,373,598

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Global Allocation V.I. Fund Subaccount		BlackRock Global Opportunities V.I. Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(1,136,108)	$2,934,603	$(207,240)	$406,344
Net realized capital gains (losses) on investments	17,901,618	7,047,239	(111,388)	3,648,085
Net change in unrealized appreciation/depreciation of investments	31,211,774	84,816,935	3,585,520	12,068,143

Increase (decrease) in net assets from operations	47,977,284	94,798,777	3,266,892	16,122,572
Contract transactions
Net contract purchase payments	1,747,827	2,669,574	36,664	42,973
Transfer payments from (to) other subaccounts or general account	24,148,957	43,943,712	(1,785,087)	(2,392,328)
Contract terminations, withdrawals, and other deductions	(54,543,255)	(54,355,872)	(3,717,777)	(3,524,856)
Contract maintenance charges	(1,264,930)	(1,102,780)	(46,369)	(45,584)

Increase (decrease) in net assets from contract transactions	(29,911,401)	(8,845,366)	(5,512,569)	(5,919,795)

Net increase (decrease) in net assets	18,065,883	85,953,411	(2,245,677)	10,202,777
Net assets:
Beginning of the period	595,179,866	509,226,455	40,787,117	30,584,340

End of the period	$613,245,749	$595,179,866	$38,541,440	$40,787,117

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Government Income V.I. Fund Subaccount		BlackRock High Income V.I. Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$4,719,313	$5,410,670	$6,562,765	$7,269,635
Net realized capital gains (losses) on investments	(1,394,437)	2,145,652	(2,467,796)	(6,989,769)
Net change in unrealized appreciation/depreciation of investments	10,525,277	(14,838,061)	9,070,652	38,535,382

Increase (decrease) in net assets from operations	13,850,153	(7,281,739)	13,165,621	38,815,248
Contract transactions
Net contract purchase payments	16,079	34,286	141,695	132,922
Transfer payments from (to) other subaccounts or general account	(13,944,548)	25,526,241	7,618,619	(3,663,993)
Contract terminations, withdrawals, and other deductions	(26,917,385)	(35,956,258)	(11,988,018)	(11,263,782)
Contract maintenance charges	(149,196)	(169,805)	(88,534)	(89,518)

Increase (decrease) in net assets from contract transactions	(40,995,050)	(10,565,536)	(4,316,238)	(14,884,371)

Net increase (decrease) in net assets	(27,144,897)	(17,847,275)	8,849,383	23,930,877
Net assets:
Beginning of the period	203,051,569	220,898,844	104,742,210	80,811,333

End of the period	$175,906,672	$203,051,569	$113,591,593	$104,742,210

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock International Value V.I. Fund Subaccount		BlackRock Large Cap Core V.I. Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(346,234)	$1,196,672	$(623,967)	$(107,984)
Net realized capital gains (losses) on investments	(14,174,242)	(11,576,323)	(7,005,124)	(16,812,107)
Net change in unrealized appreciation/depreciation of investments	21,230,239	34,171,944	20,875,314	52,129,270

Increase (decrease) in net assets from operations	6,709,763	23,792,293	13,246,223	35,209,179
Contract transactions
Net contract purchase payments	69,467	82,737	557,911	246,418
Transfer payments from (to) other subaccounts or general account	(477,068)	27,646,722	(7,224,856)	(12,287,879)
Contract terminations, withdrawals, and other deductions	(13,679,293)	(10,988,164)	(16,276,031)	(20,893,612)
Contract maintenance charges	(138,698)	(137,425)	(235,868)	(267,203)

Increase (decrease) in net assets from contract transactions	(14,225,592)	16,603,870	(23,178,844)	(33,202,276)

Net increase (decrease) in net assets	(7,515,829)	40,396,163	(9,932,621)	2,006,903
Net assets:
Beginning of the period	138,524,740	98,128,577	198,118,954	196,112,051

End of the period	$131,008,911	$138,524,740	$188,186,333	$198,118,954

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Large Cap Growth V.I. Fund Subaccount		BlackRock Large Cap Value V.I. Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(904,367)	$(860,494)	$(274,166)	$215,795
Net realized capital gains (losses) on investments	20,469,745	(5,409,755)	(12,099,499)	(25,460,855)
Net change in unrealized appreciation/depreciation of investments	(1,075,436)	35,750,346	17,579,309	38,254,678

Increase (decrease) in net assets from operations	18,489,942	29,480,097	5,205,644	13,009,618
Contract transactions
Net contract purchase payments	468,849	812,330	37,038	41,541
Transfer payments from (to) other subaccounts or general account	(55,515,182)	22,940,043	(2,711,209)	(9,625,815)
Contract terminations, withdrawals, and other deductions	(12,690,105)	(9,579,696)	(11,265,510)	(10,115,154)
Contract maintenance charges	(553,210)	(482,548)	(221,094)	(170,086)

Increase (decrease) in net assets from contract transactions	(68,289,648)	13,690,129	(14,160,775)	(19,869,514)

Net increase (decrease) in net assets	(49,799,706)	43,170,226	(8,955,131)	(6,859,896)
Net assets:
Beginning of the period	130,518,260	87,348,034	102,704,151	109,564,047

End of the period	$80,718,554	$130,518,260	$93,749,020	$102,704,151

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Money Market V.I. Fund Subaccount		BlackRock S&P 500 Index V.I. Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(3,217,966)	$(2,877,212)	$264,721	$619,749
Net realized capital gains (losses) on investments	1,026	39,594	(2,803,168)	(12,143,964)
Net change in unrealized appreciation/depreciation of investments	—	—	16,342,996	34,391,102

Increase (decrease) in net assets from operations	(3,216,940)	(2,837,618)	13,804,549	22,866,887
Contract transactions
Net contract purchase payments	2,182,917	78,937,761	171,700	199,624
Transfer payments from (to) other subaccounts or general account	7,438,564	19,297,840	(2,078,517)	(3,072,539)
Contract terminations, withdrawals, and other deductions	(66,303,855)	(68,496,394)	(10,542,763)	(9,637,810)
Contract maintenance charges	(391,001)	(354,744)	(149,735)	(150,281)

Increase (decrease) in net assets from contract transactions	(57,073,375)	29,384,463	(12,599,315)	(12,661,006)

Net increase (decrease) in net assets	(60,290,315)	26,546,845	1,205,234	10,205,881
Net assets:
Beginning of the period	265,497,782	238,950,937	115,247,298	105,041,417

End of the period	$205,207,467	$265,497,782	$116,452,532	$115,247,298

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Equity Dividend V.I. Fund Subaccount		BlackRock Value Opportunities V.I. Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$228,450	$305,498	$(1,193,170)	$(637,869)
Net realized capital gains (losses) on investments	1,997,649	(947,009)	(14,603,370)	(22,856,297)
Net change in unrealized appreciation/depreciation of investments	(934,722)	2,662,663	51,329,697	48,248,954

Increase (decrease) in net assets from operations	1,291,377	2,021,152	35,533,157	24,754,788
Contract transactions
Net contract purchase payments	—	—	164,374	129,685
Transfer payments from (to) other subaccounts or general account	(708,484)	(1,145,391)	(1,696,282)	23,602,326
Contract terminations, withdrawals, and other deductions	(1,685,367)	(1,670,271)	(14,496,852)	(10,084,325)
Contract maintenance charges	(5,139)	(6,105)	(128,611)	(119,557)

Increase (decrease) in net assets from contract transactions	(2,398,990)	(2,821,767)	(16,157,371)	13,528,129

Net increase (decrease) in net assets	(1,107,613)	(800,615)	19,375,786	38,282,917
Net assets:
Beginning of the period	17,599,662	18,400,277	141,501,486	103,218,569

End of the period	$16,492,049	$17,599,662	$160,877,272	$141,501,486

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Davis Value Portfolio Subaccount		Dreyfus VIF Appreciation Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(81,067)	$(221,353)	$(182,747)	$518,873
Net realized capital gains (losses) on investments	3,417,993	(6,876,953)	2,525,459	(12,718,507)
Net change in unrealized appreciation/depreciation of investments	19,336,316	40,315,852	2,491,654	13,009,703

Increase (decrease) in net assets from operations	22,673,242	33,217,546	4,834,366	810,069
Contract transactions
Net contract purchase payments	568,508	405,153	97,944	161,501
Transfer payments from (to) other subaccounts or general account	(49,492,963)	87,177,846	27,555,408	(29,324,268)
Contract terminations, withdrawals, and other deductions	(19,457,731)	(11,493,169)	(1,286,508)	(794,880)
Contract maintenance charges	(669,743)	(316,809)	(133,296)	(164,813)

Increase (decrease) in net assets from contract transactions	(69,051,929)	75,773,021	26,233,548	(30,122,460)

Net increase (decrease) in net assets	(46,378,687)	108,990,567	31,067,914	(29,312,391)
Net assets:
Beginning of the period	185,644,288	76,653,721	1,292,736	30,605,127

End of the period	$139,265,601	$185,644,288	$32,360,650	$1,292,736

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Eaton Vance VT Floating-Rate Income Fund Subaccount		Eaton Vance VT Large-Cap Value Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$82,135	$60,702	$(266,524)	$(76,744)
Net realized capital gains (losses) on investments	(15,398)	(50,772)	(200,320)	(1,003,973)
Net change in unrealized appreciation/depreciation of investments	137,282	533,532	137,770	6,715,662

Increase (decrease) in net assets from operations	204,019	543,462	(329,074)	5,634,945
Contract transactions
Net contract purchase payments	—	132,099	317,459	659,681
Transfer payments from (to) other subaccounts or general account	395,306	789,082	30,493,452	23,826,634
Contract terminations, withdrawals, and other deductions	(229,997)	(92,501)	(2,229,580)	(1,104,822)
Contract maintenance charges	(21,236)	(15,007)	(303,176)	(221,777)

Increase (decrease) in net assets from contract transactions	144,073	813,673	28,278,155	23,159,716

Net increase (decrease) in net assets	348,092	1,357,135	27,949,081	28,794,661
Net assets:
Beginning of the period	2,494,381	1,137,246	42,098,358	13,303,697

End of the period	$2,842,473	$2,494,381	$70,047,439	$42,098,358

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Federated Capital Appreciation Fund II Subaccount		Federated Kaufmann Fund II Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$293,113	$(117,648)	$(539,362)	$(456,279)
Net realized capital gains (losses) on investments	(1,623,913)	(1,318,744)	(1,724,821)	(2,720,215)
Net change in unrealized appreciation/depreciation of investments	3,865,680	7,364,936	7,847,838	10,010,176

Increase (decrease) in net assets from operations	2,534,880	5,928,544	5,583,655	6,833,682
Contract transactions
Net contract purchase payments	101,809	687,243	64,217	129,349
Transfer payments from (to) other subaccounts or general account	(46,008,232)	(18,139,473)	(19,720,086)	20,018,316
Contract terminations, withdrawals, and other deductions	(1,925,772)	(4,597,597)	(4,139,295)	(2,891,941)
Contract maintenance charges	(114,220)	(364,806)	(143,589)	(125,867)

Increase (decrease) in net assets from contract transactions	(47,946,415)	(22,414,633)	(23,938,753)	17,129,857

Net increase (decrease) in net assets	(45,411,535)	(16,486,089)	(18,355,098)	23,963,539
Net assets:
Beginning of the period	51,747,841	68,233,930	50,093,541	26,130,002

End of the period	$6,336,306	$51,747,841	$31,738,443	$50,093,541

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Templeton Foreign Securities Fund Subaccount		Templeton Growth Securities Fund Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$36,188	$117,631	$(2,172)	$70,996
Net realized capital gains (losses) on investments	(628,914)	(980,445)	(290,266)	(1,005,727)
Net change in unrealized appreciation/depreciation of investments	1,164,572	3,113,794	454,399	1,739,179

Increase (decrease) in net assets from operations	571,846	2,250,980	161,961	804,448
Contract transactions
Net contract purchase payments	5,250	77,934	22,022	14,006
Transfer payments from (to) other subaccounts or general account	813,068	325,104	(104,688)	(903,823)
Contract terminations, withdrawals, and other deductions	(706,853)	(526,640)	(104,861)	(165,762)
Contract maintenance charges	(70,610)	(68,536)	(29,182)	(35,534)

Increase (decrease) in net assets from contract transactions	40,855	(192,138)	(216,709)	(1,091,113)

Net increase (decrease) in net assets	612,701	2,058,842	(54,748)	(286,665)
Net assets:
Beginning of the period	8,147,962	6,089,120	3,267,150	3,553,815

End of the period	$8,760,663	$8,147,962	$3,212,402	$3,267,150

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Janus Aspen Forty Portfolio Subaccount		Janus Aspen-Enterprise Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(570,111)	$(507,518)	$(115,219)	$(99,741)
Net realized capital gains (losses) on investments	436,168	(2,706,552)	766,835	(1,489,836)
Net change in unrealized appreciation/depreciation of investments	(726,184)	15,226,092	1,163,398	4,153,526

Increase (decrease) in net assets from operations	(860,127)	12,012,022	1,815,014	2,563,949
Contract transactions
Net contract purchase payments	389,203	790,916	60,497	142,214
Transfer payments from (to) other subaccounts or general account	(48,099,367)	24,762,975	(7,874,951)	(731,114)
Contract terminations, withdrawals, and other deductions	(2,706,609)	(1,800,613)	(652,230)	(395,791)
Contract maintenance charges	(405,970)	(355,575)	(76,625)	(71,153)

Increase (decrease) in net assets from contract transactions	(50,822,743)	23,397,703	(8,543,309)	(1,055,844)

Net increase (decrease) in net assets	(51,682,870)	35,409,725	(6,728,295)	1,508,105
Net assets:
Beginning of the period	58,922,519	23,512,794	8,094,719	6,586,614

End of the period	$7,239,649	$58,922,519	$1,366,424	$8,094,719

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	MFS® Growth Series Subaccount		Oppenheimer Capital Appreciation Fund/VA Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(704,901)	$(518,199)	$(17,206)	$(16,066)
Net realized capital gains (losses) on investments	(1,438,987)	(5,432,219)	(45,338)	(99,672)
Net change in unrealized appreciation/depreciation of investments	9,641,023	21,319,203	165,885	525,917

Increase (decrease) in net assets from operations	7,497,135	15,368,785	103,341	410,179
Contract transactions
Net contract purchase payments	57,185	35,546	7,551	26,081
Transfer payments from (to) other subaccounts or general account	8,864,517	(635,771)	(12,848)	(54,828)
Contract terminations, withdrawals, and other deductions	(5,874,756)	(4,258,289)	(165,411)	(14,570)
Contract maintenance charges	(42,210)	(41,115)	(13,053)	(13,467)

Increase (decrease) in net assets from contract transactions	3,004,736	(4,899,629)	(183,761)	(56,784)

Net increase (decrease) in net assets	10,501,871	10,469,156	(80,420)	353,395
Net assets:
Beginning of the period	55,594,869	45,125,713	1,408,111	1,054,716

End of the period	$66,096,740	$55,594,869	$1,327,691	$1,408,111

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Oppenheimer Main Street Fund®/VA Subaccount		Oppenheimer Main Street Small Cap Fund®/VA Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(3,360)	$318	$(27,196)	$(15,296)
Net realized capital gains (losses) on investments	(106,221)	(40,983)	(254,678)	(223,837)
Net change in unrealized appreciation/depreciation of investments	211,339	219,544	853,415	958,483

Increase (decrease) in net assets from operations	101,758	178,879	571,541	719,350
Contract transactions
Net contract purchase payments	—	19,809	1,430	27,170
Transfer payments from (to) other subaccounts or general account	(91,748)	71,028	(597,528)	673,831
Contract terminations, withdrawals, and other deductions	(261,960)	(29,602)	(106,211)	(117,262)
Contract maintenance charges	(6,598)	(6,888)	(22,388)	(18,135)

Increase (decrease) in net assets from contract transactions	(360,306)	54,347	(724,697)	565,604

Net increase (decrease) in net assets	(258,548)	233,226	(153,156)	1,284,954
Net assets:
Beginning of the period	885,458	652,232	2,847,047	1,562,093

End of the period	$626,910	$885,458	$2,693,891	$2,847,047

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	PIMCO CommodityRealReturn® Strategy Portfolio Subaccount		PIMCO Low Duration Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$2,129,525	$474,102	$6,684	$56,637
Net realized capital gains (losses) on investments	(296,901)	(4,901,688)	74,357	208,546
Net change in unrealized appreciation/depreciation of investments	1,433,354	9,333,071	96,143	36,686

Increase (decrease) in net assets from operations	3,265,978	4,905,485	177,184	301,869
Contract transactions
Net contract purchase payments	113,067	263,418	2,001	538,339
Transfer payments from (to) other subaccounts or general account	(735,381)	(2,832,160)	25,935,465	1,037,038
Contract terminations, withdrawals, and other deductions	(1,093,728)	(801,636)	(526,297)	(184,762)
Contract maintenance charges	(139,943)	(147,806)	(45,188)	(31,794)

Increase (decrease) in net assets from contract transactions	(1,855,985)	(3,518,184)	25,365,981	1,358,821

Net increase (decrease) in net assets	1,409,993	1,387,301	25,543,165	1,660,690
Net assets:
Beginning of the period	15,611,769	14,224,468	4,182,452	2,521,762

End of the period	$17,021,762	$15,611,769	$29,725,617	$4,182,452

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	PIMCO Real Return Portfolio Subaccount		PIMCO Total Return Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(12,131)	$590,668	$4,839,530	$17,742,770
Net realized capital gains (losses) on investments	506,589	1,122,127	21,165,283	21,434,263
Net change in unrealized appreciation/depreciation of investments	1,172,342	4,149,123	5,134,464	14,866,615

Increase (decrease) in net assets from operations	1,666,800	5,861,918	31,139,277	54,043,648
Contract transactions
Net contract purchase payments	233,852	671,083	2,001,376	4,390,072
Transfer payments from (to) other subaccounts or general account	8,044,922	(12,137,500)	(7,573,840)	65,351,235
Contract terminations, withdrawals, and other deductions	(2,440,830)	(2,117,802)	(54,954,981)	(51,732,371)
Contract maintenance charges	(243,491)	(367,098)	(1,813,908)	(2,091,284)

Increase (decrease) in net assets from contract transactions	5,594,453	(13,951,317)	(62,341,353)	15,917,652

Net increase (decrease) in net assets	7,261,253	(8,089,399)	(31,202,076)	69,961,300
Net assets:
Beginning of the period	32,280,234	40,369,633	506,933,234	436,971,934

End of the period	$39,541,487	$32,280,234	$475,731,158	$506,933,234

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Pioneer Emerging Markets VCT Portfolio Subaccount		Pioneer Fund VCT Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(170,653)	$(92,441)	$(93,233)	$877
Net realized capital gains (losses) on investments	4,230,820	(1,545,905)	4,988,907	(66,339)
Net change in unrealized appreciation/depreciation of investments	(1,919,576)	6,040,638	159,094	172,107

Increase (decrease) in net assets from operations	2,140,591	4,402,292	5,054,768	106,645
Contract transactions
Net contract purchase payments	83,204	168,491	311,871	37,964
Transfer payments from (to) other subaccounts or general account	(10,555,990)	9,543,349	(1,939,423)	(13,167)
Contract terminations, withdrawals, and other deductions	(978,740)	(366,164)	(2,540,012)	(49,131)
Contract maintenance charges	(145,459)	(81,588)	(339,578)	(5,157)

Increase (decrease) in net assets from contract transactions	(11,596,985)	9,264,088	(4,507,142)	(29,491)

Net increase (decrease) in net assets	(9,456,394)	13,666,380	547,626	77,154
Net assets:
Beginning of the period	16,075,185	2,408,805	583,180	506,026

End of the period	$6,618,791	$16,075,185	$1,130,806	$583,180

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Pioneer High Yield VCT Portfolio Subaccount		Pioneer Real Estate Shares VCT Portfolio Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$471,977	$257,985	$71,777	$182,751
Net realized capital gains (losses) on investments	2,724,960	(14,408)	3,113,021	(1,347,937)
Net change in unrealized appreciation/depreciation of investments	(1,405,941)	2,420,281	(1,454,390)	3,741,898

Increase (decrease) in net assets from operations	1,790,996	2,663,858	1,730,408	2,576,712
Contract transactions
Net contract purchase payments	124,922	133,350	56,619	117,016
Transfer payments from (to) other subaccounts or general account	(8,325,416)	6,667,467	(7,136,362)	(143,516)
Contract terminations, withdrawals, and other deductions	(806,907)	(368,504)	(500,854)	(305,249)
Contract maintenance charges	(110,023)	(56,936)	(67,481)	(60,802)

Increase (decrease) in net assets from contract transactions	(9,117,424)	6,375,377	(7,648,078)	(392,551)

Net increase (decrease) in net assets	(7,326,428)	9,039,235	(5,917,670)	2,184,161
Net assets:
Beginning of the period	10,305,477	1,266,242	7,238,939	5,054,778

End of the period	$2,979,049	$10,305,477	$1,321,269	$7,238,939

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Seligman Smaller-Cap Value Portfolio Subaccount		Transamerica AllianceBernstein Dynamic Allocation VP Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(134,983)	$(112,398)	$6,730	$2,156
Net realized capital gains (losses) on investments	(3,008,026)	(4,408,343)	(2,221)	(3,539)
Net change in unrealized appreciation/depreciation of investments	5,117,494	6,619,887	7,744	25,566

Increase (decrease) in net assets from operations	1,974,485	2,099,146	12,253	24,183
Contract transactions
Net contract purchase payments	4,370	130	5,200	14,336
Transfer payments from (to) other subaccounts or general account	2,569,932	198,052	27,755	66,720
Contract terminations, withdrawals, and other deductions	(953,500)	(1,103,272)	(1,422)	(2,029)
Contract maintenance charges	(1,456)	(1,217)	(1,801)	(806)

Increase (decrease) in net assets from contract transactions	1,619,346	(906,307)	29,732	78,221

Net increase (decrease) in net assets	3,593,831	1,192,839	41,985	102,404
Net assets:
Beginning of the period	8,212,046	7,019,207	146,595	44,191

End of the period	$11,805,877	$8,212,046	$188,580	$146,595

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Transamerica WMC Diversified Growth VP Subaccount		Transamerica Growth Opportunities VP Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$—	$—	$(1,340)	$(298)
Net realized capital gains (losses) on investments	—	—	3,530	20
Net change in unrealized appreciation/depreciation of investments	—	—	27,373	4,753

Increase (decrease) in net assets from operations	—	—	29,563	4,475
Contract transactions
Net contract purchase payments	—	—	—	1
Transfer payments from (to) other subaccounts or general account	81,718,176	—	30,311,125	82,831
Contract terminations, withdrawals, and other deductions	—	—	—	—
Contract maintenance charges	—	—	(521)	(128)

Increase (decrease) in net assets from contract transactions	81,718,176	—	30,310,604	82,704

Net increase (decrease) in net assets	81,718,176	—	30,340,167	87,179
Net assets:
Beginning of the period	—	—	87,179	—

End of the period	$81,718,176	$—	$30,427,346	$87,179

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Transamerica Small/Mid Cap Value VP Subaccount		Wanger International Subaccount
	2010	2009	2010	2009
Operations
Net investment income (loss)	$(12,290)	$(2,573)	$30,172	$53,938
Net realized capital gains (losses) on investments	90,665	18,306	(235,815)	(417,371)
Net change in unrealized appreciation/depreciation of investments	296,815	95,578	833,225	1,285,500

Increase (decrease) in net assets from operations	375,190	111,311	627,582	922,067
Contract transactions
Net contract purchase payments	18,421	32,070	2,180	2,210
Transfer payments from (to) other subaccounts or general account	9,510,049	1,243,012	28,171,428	80,211
Contract terminations, withdrawals, and other deductions	(34,117)	(17,581)	(199,601)	(233,730)
Contract maintenance charges	(13,343)	(4,176)	(23,412)	(21,937)

Increase (decrease) in net assets from contract transactions	9,481,010	1,253,325	27,950,595	(173,246)

Net increase (decrease) in net assets	9,856,200	1,364,636	28,578,177	748,821
Net assets:
Beginning of the period	1,427,703	63,067	2,829,366	2,080,545

End of the period	$11,283,903	$1,427,703	$31,407,543	$2,829,366

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	Wanger USA Subaccount
	2010	2009
Operations
Net investment income (loss)	$(184,010)	$(143,150)
Net realized capital gains (losses) on investments	2,300,206	209,184
Net change in unrealized appreciation/depreciation of investments	414,942	3,308,792

Increase (decrease) in net assets from operations	2,531,138	3,374,826
Contract transactions
Net contract purchase payments	71,298	194,696
Transfer payments from (to) other subaccounts or general account	(472,908)	(914,520)
Contract terminations, withdrawals, and other deductions	(844,377)	(493,798)
Contract maintenance charges	(112,206)	(94,984)

Increase (decrease) in net assets from contract transactions	(1,358,193)	(1,308,606)

Net increase (decrease) in net assets	1,172,945	2,066,220
Net assets:
Beginning of the period	10,046,300	7,980,080

End of the period	$11,219,245	$10,046,300

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization

Merril Lynch Life Variable Annuity Separate Account A (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), a wholly-owned subsidiary of AEGON USA, LLC (AUSA). Prior to July 1, 2010, TALIC was known as Merrill Lynch Life Insurance Company. This change had no impact on the Separate Account or its operations. AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specific individual subaccounts is available to contract owners of Merrill Lynch Investor Choice Annuity®, Merrill Lynch Retirement Plus®, Merrill Lynch Retirement Power®, and Merrill Lynch Retirement Optimizer®.

On December 28, 2007 (the Acquisition Date), TALIC was acquired by AUSA. Prior to the Acquisition Date, TALIC was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. This transaction had no impact on the net asset values or results of the Seprate Account.

Subaccount Investment by Mutual Fund:

AIM Variable Insurance Funds- (Invesco Variable Insurance Funds) - Series I Shares

Invesco V.I. Basic Value Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Core Equity Fund

Invesco V.I. International Growth Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Comstock Fund

AllianceBernstein Variable Products Series Fund, Inc.-Class A

AllianceBernstein International Value Portfolio

AllianceBernstein Global Thematic Growth Portfolio

AllianceBernstein Growth and Income Portfolio

AllianceBernstein Large Cap Growth Portfolio

AllianceBernstein Small/Mid Cap Value Portfolio

AllianceBernstein Value Portfolio

American Century Variable Portfolios, Inc.-Class I

American Century VP International Fund

American Century VP Ultra® Fund

American Funds Insurance Series-Class 2 Shares

American Funds Asset Allocation Fund

American Funds Bond Fund

American Funds Growth Fund

American Funds Growth-Income Fund

American Funds International Fund

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (Continued)

Subaccount Investment by Mutual Fund (continued):

BlackRock Variable Series Funds, Inc.-Class I Shares

BlackRock Balanced Capital

BlackRock Basic Value V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock Capital Appreciation V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Global Opportunities V.I. Fund

BlackRock Government Income V.I. Fund

BlackRock High Income V.I. Fund

BlackRock International Value V.I. Fund

BlackRock Large Cap Core V.I. Fund

BlackRock Large Cap Growth V.I. Fund

BlackRock Large Cap Value V.I. Fund

BlackRock Money Market V.I. Fund

BlackRock S&P 500 Index V.I. Fund

BlackRock Equity Dividend V.I. Fund

BlackRock Value Opportunities V.I. Fund

BlackRock Variable Series Fund, Inc.-Class III Shares

BlackRock Global Opportunities V.I. Fund-Class III

Davis Variable Account Fund, Inc.

Davis Value Portfolio

Dreyfus Variable Investment Fund-Service Class

Dreyfus VIF Appreciation Portfolio

Eaton Vance Variable Trust

Eaton Vance VT Floating-Rate Income Fund

Eaton Vance VT Large-Cap Value Fund

Federated Insurance Series-Primary Class Shares

Federated Capital Appreciation Fund II

Federated Kaufmann Fund II

Franklin Templeton Variable Insurance Products Trust-Class 2 Shares

Templeton Foreign Securities Fund

Templeton Growth Securities Fund

Janus Aspen Series-Service Shares

Janus Aspen Forty Portfolio

Janus Aspen-Enterprise Portfolio

MFS® Variable Insurance Trust-Initial Class

MFS® Growth Series

Oppenheimer Variable Account Funds-Service Class

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund®/VA

Oppenheimer Main Street Small Cap Fund®/VA

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (Continued)

Subaccount Investment by Mutual Fund (continued):

PIMCO Variable Insurance Trust-Administrative Class Shares

PIMCO CommodityRealReturn® Strategy Portfolio

PIMCO Low Duration Portfolio

PIMCO Real Return Portfolio

PIMCO Total Return Portfolio

Pioneer Variable Contracts Trust-Class II Shares

Pioneer Emerging Markets VCT Portfolio

Pioneer Fund VCT Portfolio

Pioneer High Yield VCT Portfolio

Pioneer Real Estate Shares VCT Portfolio

Seligman Portfolios, Inc.-Class I

Seligman Smaller-Cap Value Portfolio

Transamerica Series Trust-Service Class

Transamerica AllianceBernstein Dynamic Allocation VP

Transamerica WMC Diversified Growth VP

Transamerica Growth Opportunities VP

Transamerica Small/Mid Cap Value VP

Wanger Advisors Trust

Wanger International

Wanger USA

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Invesco V.I. Core Equity Fund	April 28, 2006
Pioneer Emerging Markets VCT Portfolio	May 1, 2006
Wanger International	April 27, 2007
AllianceBernstein International Value Portfolio	May 1, 2007
Eaton Vance VT Large-Cap Value Fund	May 1, 2007
Janus Aspen - Forty Portfolio	May 1, 2007
Janus Aspen - Enterprise Portfolio	May 1, 2007
Pimco Low Duration Portfolio	May 1, 2007
Pioneer Real Estate Shares VCT Portfolio	May 1, 2008
Transamerica AllianceBernstein Dynamic Allocation VP	May 1, 2008
Transamerica WMC Diversified Growth VP	May 1, 2008
Transamerica Growth Opportunities VP	May 1, 2008
Transamerica Small/Mid Cap Value VP	May 1, 2008

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (Continued)

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2010:

Portfolio	Formerly
Transamerica WMC Diversified Growth VP	Transamerica Equity VP
Invesco V.I. Basic Value Fund	AIM VI Basic Value Fund
Invesco V.I. Capital Appreciation Fund	AIM V.I. Capital Appreciation Fund
Invesco V.I. Core Equity Fund	AIM V.I. Core Equity Fund - Series I
Invesco V.I. International Growth Fund	AIM V.I. International Growth Fund - Series I
Invesco V.I. Mid Cap Core Equity Fund	AIM VI Mid Cap Core Equity Series I
BlackRock Global Opportunities V.I. Fund	BlackRock Global Growth V.I. Fund
BlackRock Global Opportunities V.I. Fund-Class III	BlackRock Global Growth V.I. Fund-Class III
BlackRock Capital Appreciation V.I. Fund	BlackRock Fundamental Growth V.I. Fund
Invesco Van Kampen V.I. Capital Growth Fund	Van Kampen Capital Growth Portfolio
Invesco Van Kampen V.I. Comstock Fund	Van Kampen Comstock Portfolio
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Convertible Securities VP
BlackRock Equity Dividend V.I. Fund	BlackRock Utilities and Telecommunications V.I. Fund

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2010.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

On July 1, 2009, the FASB Accounting Standards CodificationTM (ASC or the Codification) was launched as the single source of authoritative nongovernmental accounting principles generally accepted in the United States (GAAP). Guidance in the Codification is organized by Topic, each representing a collection of related guidance (e.g., Financial Services—Insurance). Topics are further subdivided into Subtopics (e.g., Insurance Activities), and Sections (e.g., Recognition, Measurement, or Disclosure). All guidance contained in the Codification carries an equal level of authority. The Separate Account adopted guidance that establishes the Codification as the source of authoritative GAAP for the period ended September 30, 2009. The adoption required updates to the Separate Account’s financial statement disclosures, but did not impact the results of operations or financial position.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (Continued)

Accounting Policy (continued)

As of December 31, 2009 the Separate Account adopted ASC 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. See Note 9 to the financial statements for additional disclosure.

The financial statements included herein have been prepared in accordance with GAAP for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:

	Purchases	Sales
AIM Variable Insurance Funds- (Invesco Variable Insurance Funds) - Series I Shares
Invesco V.I. Basic Value Fund	$98,144	$505,585
Invesco V.I. Capital Appreciation Fund	577,605	2,702,219
Invesco V.I. Core Equity Fund	1,928,954	20,588,252
Invesco V.I. International Growth Fund	10,974,741	4,230,398
Invesco V.I. Mid Cap Core Equity Fund	1,023,757	15,177,889
Invesco Van Kampen V.I. Capital Growth Fund	13,976,422	17,453,439
Invesco Van Kampen V.I. Comstock Fund	75,064,999	6,307,752
AllianceBernstein Variable Products Series Fund, Inc.-Class A
AllianceBernstein International Value Portfolio	707,351	1,046,287
AllianceBernstein Global Thematic Growth Portfolio	2,573,741	1,427,479
AllianceBernstein Growth and Income Portfolio	1,449,856	6,148,203
AllianceBernstein Large Cap Growth Portfolio	1,376,374	12,564,113
AllianceBernstein Small/Mid Cap Value Portfolio	1,619,176	1,867,404
AllianceBernstein Value Portfolio	309,290	372,395
American Century Variable Portfolios, Inc.-Class I
American Century VP International Fund	2,287,280	6,920,127
American Century VP Ultra® Fund	603,182	1,439,461
American Funds Insurance Series-Class 2 Shares
American Funds Asset Allocation Fund	941,554	1,943,536
American Funds Bond Fund	4,061,604	43,078,450
American Funds Growth Fund	4,456,303	11,639,040
American Funds Growth-Income Fund	2,072,101	3,108,784
American Funds International Fund	28,963,778	29,358,702

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

2. Investments (Continued)

	Purchases	Sales
BlackRock Variable Series Funds, Inc.-Class I Shares
BlackRock Balanced Capital	$447,147	$3,746,461
BlackRock Basic Value V.I. Fund	20,603,518	106,916,451
BlackRock Total Return V.I. Fund	13,445,206	32,988,360
BlackRock Capital Appreciation V.I. Fund	31,739,631	27,873,157
BlackRock Global Allocation V.I. Fund	33,071,775	61,029,243
BlackRock Global Opportunities V.I. Fund	1,411,587	7,191,410
BlackRock Government Income V.I. Fund	14,690,049	50,502,523
BlackRock High Income V.I. Fund	20,899,931	18,597,669
BlackRock International Value V.I. Fund	9,313,921	23,880,009
BlackRock Large Cap Core V.I. Fund	3,637,980	27,440,802
BlackRock Large Cap Growth V.I. Fund	27,589,388	96,783,415
BlackRock Large Cap Value V.I. Fund	19,814,538	34,249,461
BlackRock Money Market V.I. Fund	42,620,316	102,892,893
BlackRock S&P 500 Index V.I. Fund	10,146,580	19,136,160
BlackRock Equity Dividend V.I. Fund	2,624,506	2,649,840
BlackRock Value Opportunities V.I. Fund	3,922,700	21,273,326
BlackRock Variable Series Fund, Inc.-Class III Shares
BlackRock Global Opportunities V.I. Fund-Class III	303,583	237,828
Davis Variable Account Fund, Inc.
Davis Value Portfolio	34,614,575	103,742,000
Dreyfus Variable Investment Fund-Service Class
Dreyfus VIF Appreciation Portfolio	52,550,704	26,499,914
Eaton Vance Variable Trust
Eaton Vance VT Floating-Rate Income Fund	1,280,681	1,054,449
Eaton Vance VT Large-Cap Value Fund	73,040,800	45,028,986
Federated Insurance Series-Primary Class Shares
Federated Capital Appreciation Fund II	1,443,361	49,096,686
Federated Kaufmann Fund II	3,949,520	28,427,633
Franklin Templeton Variable Insurance Products Trust-Class 2 Shares
Templeton Foreign Securities Fund	1,471,004	1,393,959
Templeton Growth Securities Fund	283,640	502,523
Janus Aspen Series-Service Shares
Janus Aspen Forty Portfolio	5,145,357	56,538,189
Janus Aspen-Enterprise Portfolio	737,730	9,396,269
MFS® Variable Insurance Trust-Initial Class
MFS® Growth Series	15,846,763	13,541,229

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

2. Investments (Continued)

	Purchases	Sales
Oppenheimer Variable Account Funds-Service Class
Oppenheimer Capital Appreciation Fund/VA	$87,540	$288,507
Oppenheimer Main Street Fund®/VA	83,915	447,580
Oppenheimer Main Street Small Cap Fund®/VA	380,694	1,132,574
PIMCO Variable Insurance Trust-Administrative Class Shares
PIMCO CommodityRealReturn® Strategy Portfolio	5,042,620	4,481,862
PIMCO Low Duration Portfolio	28,260,204	2,871,239
PIMCO Real Return Portfolio	17,864,471	12,066,751
PIMCO Total Return Portfolio	63,275,542	106,733,331
Pioneer Variable Contracts Trust-Class II Shares
Pioneer Emerging Markets VCT Portfolio	1,719,296	13,486,932
Pioneer Fund VCT Portfolio	55,995,422	60,595,794
Pioneer High Yield VCT Portfolio	4,313,011	12,958,942
Pioneer Real Estate Shares VCT Portfolio	980,203	8,556,499
Seligman Portfolios, Inc.-Class I
Seligman Smaller-Cap Value Portfolio	3,662,437	2,178,076
Transamerica Series Trust-Service Class
Transamerica AllianceBernstein Dynamic Allocation VP	71,912	35,449
Transamerica WMC Diversified Growth VP	81,718,177	—
Transamerica Growth Opportunities VP	30,365,602	56,338
Transamerica Small/Mid Cap Value VP	9,967,250	498,529
Wanger Advisors Trust
Wanger International	28,711,366	730,593
Wanger USA	4,121,081	5,663,283

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Invesco V.I. Basic Value Fund Subaccount	Invesco V.I. Capital Appreciation Fund Subaccount	Invesco V.I. Core Equity Fund Subaccount	Invesco V.I. International Growth Fund Subaccount	Invesco V.I. Mid Cap Core Equity Fund Subaccount	Invesco Van Kampen V.I. Capital Growth Fund Subaccount	Invesco Van Kampen V.I. Comstock Fund Subaccount
Units outstanding at January 1, 2009	32,376	2,238,377	9,888,121	1,131,775	308,526	1,015,683	7,762,968
Units purchased	64,601	58,232	2,602,705	485,884	1,202,991	673,621	319,296
United redeemed and transferred to/from	(10,383)	(313,919)	(5,412,380)	(623,795)	(131,996)	(822,797)	(6,177,705)

Units outstanding at December 31, 2009	86,594	1,982,690	7,078,446	993,864	1,379,521	866,507	1,904,559
Units purchased	—	64,189	1,708,067	2,385,587	—	6,192,812	1,964,355
Units redeemed and transferred to/from	(44,070)	(250,165)	(3,577,818)	(1,819,445)	(1,036,365)	(6,323,705)	4,141,786

Units outstanding at December 31, 2010	42,524	1,796,714	5,208,695	1,560,006	343,156	735,614	8,010,700

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	AllianceBernstein International Value Portfolio Subaccount	AllianceBernstein Global Thematic Growth Portfolio Subaccount	AllianceBernstein Growth and Income Portfolio Subaccount	AllianceBernstein Large Cap Growth Portfolio Subaccount	AllianceBernstein Small/Mid Cap Value Portfolio Subaccount	AllianceBernstein Value Portfolio Subaccount
Units outstanding at January 1, 2009	467,188	449,553	1,260,676	8,104,895	856,160	172,460
Units purchased	9,559	704,551	2,173,534	864,909	210,820	25,747
United redeemed and transferred to/from	(127,467)	(252,027)	(2,067,379)	(2,015,660)	(746,589)	(47,306)

Units outstanding at December 31, 2009	349,280	902,077	1,366,831	6,954,144	320,391	150,901
Units purchased	12,716	435,872	1,777,322	2,586,167	3,339	2,666
Units redeemed and transferred to/from	(66,039)	(305,665)	(2,261,515)	(3,400,960)	(20,551)	(10,708)

Units outstanding at December 31, 2010	295,957	1,032,284	882,638	6,139,351	303,179	142,859

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	American Century VP International Fund Subaccount	American Century VP Ultra® Fund Subaccount	American Funds Asset Allocation Fund Subaccount	American Funds Bond Fund Subaccount	American Funds Growth Fund Subaccount	American Funds Growth-Income Fund Subaccount	American Funds International Fund Subaccount
Units outstanding at January 1, 2009	5,858,082	6,760,374	1,379,745	4,878,160	8,100,416	2,435,419	6,531,283
Units purchased	2,564,189	159,816	110,964	1,022,478	649,956	114,924	3,060,636
United redeemed and transferred to/from	(4,006,666)	(6,354,027)	(151,701)	(1,185,567)	(4,821,839)	(319,378)	(1,874,349)

Units outstanding at December 31, 2009	4,415,605	566,163	1,339,008	4,715,071	3,928,533	2,230,965	7,717,570
Units purchased	306,386	112,198	—	—	—	4,196	900,766
Units redeemed and transferred to/from	(812,232)	(196,673)	(90,352)	(3,549,162)	(564,989)	(91,674)	(886,320)

Units outstanding at December 31, 2010	3,909,759	481,688	1,248,656	1,165,909	3,363,544	2,143,487	7,732,016

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	BlackRock Balanced Capital Subaccount	BlackRock Basic Value V.I. Fund Subaccount	BlackRock Total Return V.I. Fund Subaccount	BlackRock Capital Appreciation V.I. Fund Subaccount	BlackRock Global Allocation V.I. Fund Subaccount	BlackRock Global Opportunities V.I. Fund Subaccount	BlackRock Government Income V.I. Fund Subaccount
Units outstanding at January 1, 2009	1,644,848	12,131,860	11,711,982	12,199,742	22,724,432	3,119,351	12,023,407
Units purchased	6,094	5,791,784	564,730	13,187,709	3,791,685	2,858,884	4,916,660
United redeemed and transferred to/from	(277,560)	(3,765,794)	(2,986,194)	(4,894,853)	(3,503,072)	(2,831,611)	(5,189,577)

Units outstanding at December 31, 2009	1,373,382	14,157,850	9,290,518	20,492,598	23,013,045	3,146,624	11,750,490
Units purchased	1,394	4,204,658	1,202,814	6,884,717	1,562,094	196,420	5,201,678
Units redeemed and transferred to/from	(174,036)	(10,036,195)	(2,466,675)	(6,712,491)	(2,387,898)	(622,838)	(7,626,565)

Units outstanding at December 31, 2010	1,200,740	8,326,313	8,026,657	20,664,824	22,187,241	2,720,206	9,325,603

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	BlackRock High Income V.I. Fund Subaccount	BlackRock International Value V.I. Fund Subaccount	BlackRock Large Cap Core V.I. Fund Subaccount	BlackRock Large Cap Growth V.I. Fund Subaccount	BlackRock Large Cap Value V.I. Fund Subaccount	BlackRock Money Market V.I. Fund Subaccount	BlackRock S&P 500 Index V.I. Fund Subaccount
Units outstanding at January 1, 2009	5,017,734	7,946,714	8,904,592	12,704,271	9,724,721	17,124,137	9,488,581
Units purchased	319,187	2,554,728	142,398	6,175,780	1,230,434	13,790,737	1,280,793
United redeemed and transferred to/from	(1,085,585)	(1,782,151)	(1,531,043)	(4,535,673)	(2,856,323)	(11,724,024)	(2,422,969)

Units outstanding at December 31, 2009	4,251,336	8,719,291	7,515,947	14,344,378	8,098,832	19,190,850	8,346,405
Units purchased	290,636	2,554,885	145,336	1,814,987	606,185	5,327,086	2,321,955
Units redeemed and transferred to/from	(103,883)	(3,398,747)	(1,010,154)	(7,958,673)	(1,797,397)	(9,510,448)	(3,204,212)

Units outstanding at December 31, 2010	4,438,089	7,875,429	6,651,129	8,200,692	6,907,620	15,007,488	7,464,148

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	BlackRock Equity Dividend V.I. Fund Subaccount	BlackRock Value Opportunities V.I. Fund Subaccount	Davis Value Portfolio Subaccount	Dreyfus VIF Appreciation Portfolio Subaccount	Eaton Vance VT Floating-Rate Income Fund Subaccount	Eaton Vance VT Large-Cap Value Fund Subaccount	Federated Capital Appreciation Fund II Subaccount
Units outstanding at January 1, 2009	765,464	4,452,969	9,653,913	3,340,347	147,547	1,972,158	7,319,970
Units purchased	1,489	1,204,659	11,372,013	481,490	135,234	3,604,541	2,344,789
United redeemed and transferred to/from	(120,940)	(876,304)	(3,080,878)	(3,704,811)	(55,046)	(225,253)	(4,721,686)

Units outstanding at December 31, 2009	646,013	4,781,324	17,945,048	117,026	227,735	5,351,446	4,943,073
Units purchased	2,068	538,819	6,892,011	4,522,339	28,075	—	—
Units redeemed and transferred to/from	(92,018)	(1,075,922)	(12,734,545)	(2,056,488)	(14,841)	2,469,348	(4,395,736)

Units outstanding at December 31, 2010	556,063	4,244,221	12,102,514	2,582,877	240,969	7,820,794	547,337

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Federated Kaufmann Fund II Subaccount	Templeton Foreign Securities Fund Subaccount	Templeton Growth Securities Fund Subaccount	Janus Aspen Forty Portfolio Subaccount	Janus Aspen- Enterprise Portfolio Subaccount	MFS® Growth Series Subaccount	Oppenheimer Capital Appreciation Fund/VA Subaccount
Units outstanding at January 1, 2009	2,741,696	617,337	433,712	3,192,409	1,024,328	4,944,149	147,353
Units purchased	4,022,864	235,888	25,161	3,390,529	158,470	1,067,714	19,669
United redeemed and transferred to/from	(2,635,549)	(241,098)	(150,617)	(1,027,296)	(298,921)	(1,779,376)	(28,590)

Units outstanding at December 31, 2009	4,129,011	612,127	308,256	5,555,642	883,877	4,232,487	138,432
Units purchased	1,147,936	—	—	—	—	5,056,704	—
Units redeemed and transferred to/from	(3,033,463)	3,405	(22,031)	(4,904,518)	(763,171)	(4,098,801)	(17,102)

Units outstanding at December 31, 2010	2,243,484	615,532	286,225	651,124	120,706	5,190,390	121,330

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Oppenheimer Main Street Fund®/VA Subaccount	Oppenheimer Main Street Small Cap Fund®/VA Subaccount	PIMCO CommodityReal Return® Strategy Portfolio Subaccount	PIMCO Low Duration Portfolio Subaccount	PIMCO Real Return Portfolio Subaccount	PIMCO Total Return Portfolio Subaccount	Pioneer Emerging Markets VCT Portfolio Subaccount
Units outstanding at January 1, 2009	82,368	188,049	1,944,637	244,880	3,960,671	34,735,661	349,175
Units purchased	19,899	104,298	233,872	275,629	592,278	11,587,252	1,330,026
United redeemed and transferred to/from	(13,562)	(38,425)	(647,235)	(156,862)	(1,836,494)	(10,397,729)	(322,059)

Units outstanding at December 31, 2009	88,705	253,922	1,531,274	363,647	2,716,455	35,925,184	1,357,142
Units purchased	—	2,832	—	127,643	—	6,207,874	—
Units redeemed and transferred to/from	(33,702)	(58,785)	(170,414)	1,999,840	407,878	(10,646,428)	(866,827)

Units outstanding at December 31, 2010	55,003	197,969	1,360,860	2,491,130	3,124,333	31,486,630	490,315

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Pioneer Fund VCT Portfolio Subaccount	Pioneer High Yield VCT Portfolio Subaccount	Pioneer Real Estate Shares VCT Portfolio Subaccount	Seligman Smaller- Cap Value Portfolio Subaccount	Transamerica AllianceBernstein Dynamic Allocation VP Subaccount	Transamerica WMC Diversified Growth VP Subaccount	Transamerica Growth Opportunities VP Subaccount
Units outstanding at January 1, 2009	58,101	174,082	802,269	490,158	6,528	—	—
Units purchased	8,417	1,078,587	406,359	192,638	11,403	—	9,743
United redeemed and transferred to/from	(12,137)	(353,307)	(322,155)	(256,981)	(1,157)	—	(118)

Units outstanding at December 31, 2009	54,381	899,362	886,473	425,815	16,774	—	9,625
Units purchased	4,775,099	164,317	—	617,456	5,292	—	—
Units redeemed and transferred to/from	(4,737,266)	(839,977)	(758,677)	(559,849)	(2,002)	9,043,781	2,511,290

Units outstanding at December 31, 2010	92,214	223,702	127,796	483,422	20,064	9,043,781	2,520,915

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

Years Ended December 31, 2010 and 2009, continued

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Transamerica Small/Mid Cap Value VP Subaccount	Wanger International Subaccount	Wanger USA Subaccount
Units outstanding at January 1, 2009	10,306	344,684	973,586
Units purchased	178,543	45,890	137,172
United redeemed and transferred to/from	(22,629)	(72,899)	(236,047)

Units outstanding at December 31, 2009	166,220	317,675	874,711
Units purchased	698	10,541	222,317
Units redeemed and transferred to/from	858,471	2,537,280	(293,320)

Units outstanding at December 31, 2010	1,025,389	2,865,496	803,708

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contact owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco V.I. Basic Value Fund
	12/31/2010		42,524	$9.56	to	$9.27	$402,147	0.64%	1.25%	to	1.75%	6.03%	to	5.51%
	12/31/2009		86,594	9.02	to	8.79	769,029	1.69	1.25	to	1.75	46.17	to	45.44
	12/31/2008		32,376	6.17	to	6.04	198,046	0.87	1.25	to	1.75	(52.39)	to	(52.63)
	12/31/2007		33,002	12.95	to	12.79	425,027	0.42	1.25	to	1.65	0.23	to	(0.18)
	12/31/2006		49,617	12.80	to	12.92	694,530	0.54	1.25	to	1.65	11.30	to	11.75
Invesco V.I. Capital Appreciation Fund
	12/31/2010		1,796,714	12.09	to	12.09	21,727,393	0.75	1.35	to	1.35	13.95	to	13.95
	12/31/2009		1,982,690	10.61	to	10.61	21,040,809	0.63	1.35	to	1.35	19.46	to	19.46
	12/31/2008		2,238,377	8.88	to	8.88	19,885,173	—	1.35	to	1.35	(43.30)	to	(43.30)
	12/31/2007		3,951,922	15.66	to	15.66	61,883,500	—	1.35	to	1.35	10.45	to	10.45
	12/31/2006		5,185,132	14.17	to	14.17	72,289,022	0.05	1.35	to	1.35	4.83	to	4.83
Invesco V.I. Core Equity Fund
	12/31/2010		5,208,695	11.16	to	11.03	58,069,962	0.88	1.35	to	1.59	8.10	to	7.84
	12/31/2009		7,078,446	10.32	to	10.23	72,916,730	1.63	1.35	to	1.59	26.58	to	26.28
	12/31/2008		9,888,121	8.15	to	8.10	80,436,714	2.43	1.35	to	1.59	(31.12)	to	(31.25)
	12/31/2007		8,249,527	11.83	to	11.78	97,574,474	1.03	1.35	to	1.59	6.61	to	6.40
	12/31/2006	(1)	10,478,003	11.07	to	11.09	117,616,441	0.79	1.35	to	1.59	14.87	to	15.08
Invesco V.I. International Growth Fund
	12/31/2010		1,560,006	18.90	to	10.54	17,147,544	2.03	1.55	to	1.59	11.14	to	11.10
	12/31/2009		993,864	17.01	to	9.49	9,789,136	1.54	1.55	to	1.59	33.17	to	33.11
	12/31/2008		1,131,775	12.77	to	7.13	8,372,260	0.55	1.55	to	1.59	(41.30)	to	(41.32)
	12/31/2007		1,421,279	21.76	to	12.15	17,876,502	0.38	1.55	to	1.59	12.95	to	12.90
	12/31/2006		1,851,847	10.76	to	19.26	20,813,796	0.77	1.55	to	1.59	26.22	to	26.27
Invesco V.I. Mid Cap Core Equity Fund
	12/31/2010		343,156	13.94	to	13.51	4,697,424	0.58	1.25	to	1.75	12.70	to	12.15
	12/31/2009		1,379,521	12.36	to	12.04	16,829,538	1.83	1.25	to	1.75	28.60	to	27.96
	12/31/2008		308,526	9.62	to	9.41	2,926,827	1.79	1.25	to	1.75	(29.45)	to	(29.80)
	12/31/2007		211,151	13.62	to	13.45	2,847,813	0.24	1.25	to	1.65	8.13	to	7.69
	12/31/2006		156,727	12.48	to	12.59	2,007,823	1.21	1.25	to	1.65	9.37	to	9.81
Invesco Van Kampen V.I. Capital Growth Fund
	12/31/2010		735,614	11.25	to	5.49	4,125,946	—	1.55	to	1.59	18.02	to	17.97
	12/31/2009		866,507	9.53	to	4.65	4,119,313	0.11	1.55	to	1.59	63.52	to	63.45
	12/31/2008		1,015,683	5.83	to	2.84	2,966,751	0.53	1.55	to	1.59	(49.78)	to	(49.80)
	12/31/2007		1,114,055	11.60	to	5.67	6,496,303	0.05	1.55	to	1.59	15.15	to	15.11
	12/31/2006		1,647,864	4.92	to	10.08	8,161,641	—	1.55	to	1.59	1.24	to	1.28

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Invesco Van Kampen V.I. Comstock Fund
	12/31/2010		8,010,700	$11.56	to	$11.20	$92,045,545	0.10%	1.25%	to	1.75%	14.55%	to	13.98%
	12/31/2009		1,904,559	10.09	to	9.83	19,538,948	7.47	1.25	to	1.75	27.18	to	26.55
	12/31/2008		7,762,968	7.93	to	7.77	63,316,659	1.84	1.25	to	1.75	(36.50)	to	(36.82)
	12/31/2007		4,471,695	12.49	to	12.33	57,343,405	1.52	1.25	to	1.65	(3.32)	to	(3.70)
	12/31/2006		6,247,451	12.79	to	13.34	82,591,403	0.79	1.25	to	1.65	14.33	to	14.78
AllianceBernstein International Value Portfolio
	12/31/2010		295,957	6.65	to	6.52	1,948,303	2.93	1.25	to	1.75	3.30	to	2.80
	12/31/2009		349,280	6.44	to	6.35	2,233,196	1.34	1.25	to	1.75	33.01	to	32.35
	12/31/2008		467,188	4.84	to	4.80	2,250,405	1.02	1.25	to	1.75	(53.79)	to	(54.02)
	12/31/2007	(1)	201,014	10.47	to	10.43	2,098,964	0.22	1.25	to	1.65	(0.78)	to	(1.04)
AllianceBernstein Global Thematic Growth Portfolio
	12/31/2010		1,032,284	8.27	to	8.27	8,536,194	2.15	1.35	to	1.35	17.35	to	17.35
	12/31/2009		902,077	7.05	to	7.05	6,356,519	—	1.35	to	1.35	51.43	to	51.43
	12/31/2008		449,553	4.65	to	4.65	2,091,904	—	1.35	to	1.35	(48.10)	to	(48.10)
	12/31/2007		600,930	8.96	to	8.96	5,385,650	—	1.35	to	1.35	18.52	to	18.52
	12/31/2006		501,120	7.56	to	7.56	3,928,108	—	1.35	to	1.35	7.13	to	7.13
AllianceBernstein Growth and Income Portfolio
	12/31/2010		882,638	11.15	to	11.16	9,847,077	—	1.55	to	1.59	11.37	to	11.32
	12/31/2009		1,366,831	10.01	to	10.02	13,697,318	5.36	1.55	to	1.59	18.97	to	18.92
	12/31/2008		1,260,676	8.41	to	8.43	10,623,241	1.96	1.55	to	1.59	(41.52)	to	(41.55)
	12/31/2007		2,032,851	14.39	to	14.42	29,303,391	1.44	1.55	to	1.59	3.49	to	3.45
	12/31/2006		1,914,345	13.90	to	13.94	26,536,101	1.09	1.55	to	1.59	15.44	to	15.49
AllianceBernstein Large Cap Growth Portfolio
	12/31/2010		6,139,351	16.66	to	6.05	88,874,902	0.50	1.35	to	1.59	8.63	to	8.38
	12/31/2009		6,954,144	15.33	to	5.59	92,478,891	0.15	1.35	to	1.59	35.68	to	35.35
	12/31/2008		8,104,895	11.30	to	4.13	79,762,792	—	1.35	to	1.59	(40.50)	to	(40.62)
	12/31/2007		10,618,014	18.98	to	6.95	166,737,471	—	1.35	to	1.59	12.33	to	12.11
	12/31/2006		13,520,723	6.20	to	16.89	185,513,194	—	1.35	to	1.59	(2.01)	to	(1.83)
AllianceBernstein Small/Mid Cap Value Portfolio
	12/31/2010		303,179	15.00	to	14.54	4,476,272	0.45	1.25	to	1.75	25.34	to	24.73
	12/31/2009		320,391	11.97	to	11.66	3,783,806	0.66	1.25	to	1.75	41.08	to	40.38
	12/31/2008		856,160	8.48	to	8.30	7,188,463	0.72	1.25	to	1.75	(36.41)	to	(36.73)
	12/31/2007		730,631	13.33	to	13.16	9,661,753	0.84	1.25	to	1.65	0.38	to	(0.02)
	12/31/2006		1,809,573	13.16	to	13.28	25,633,928	0.45	1.25	to	1.65	12.50	to	12.95
AllianceBernstein Value Portfolio
	12/31/2010		142,859	10.00	to	9.70	1,410,217	2.01	1.25	to	1.75	10.43	to	9.89
	12/31/2009		150,901	9.06	to	8.82	1,352,056	3.40	1.25	to	1.75	19.62	to	19.02
	12/31/2008		172,460	7.57	to	7.41	1,293,527	2.48	1.25	to	1.75	(41.60)	to	(41.89)
	12/31/2007		228,121	12.96	to	12.79	2,936,909	1.77	1.25	to	1.65	(5.20)	to	(5.58)
	12/31/2006		47,832	13.54	to	13.66	848,383	1.07	1.25	to	1.65	19.28	to	19.76

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Century VP International Fund
	12/31/2010	3,909,759	$11.43	to	$11.43	$44,682,658	2.38%	1.35%	to	1.35%	11.78%	to	11.78%
	12/31/2009	4,415,605	10.22	to	10.22	45,143,560	2.87	1.35	to	1.35	31.97	to	31.97
	12/31/2008	5,858,082	7.75	to	7.75	45,381,177	0.73	1.35	to	1.35	(45.59)	to	(45.49)
	12/31/2007	5,717,230	14.23	to	14.23	81,365,708	0.66	1.35	to	1.35	16.41	to	16.41
	12/31/2006	5,102,905	12.22	to	12.22	62,337,892	1.68	1.35	to	1.35	23.29	to	23.29
American Century VP Ultra® Fund
	12/31/2010	481,688	11.12	to	10.78	5,172,843	0.53	1.25	to	1.75	14.65	to	14.09
	12/31/2009	566,163	9.70	to	9.45	5,312,686	0.87	1.25	to	1.75	32.81	to	32.15
	12/31/2008	6,760,374	7.30	to	7.15	47,780,736	—	1.25	to	1.75	(42.24)	to	(42.53)
	12/31/2007	1,674,688	12.64	to	12.48	20,449,606	—	1.25	to	1.65	19.45	to	18.97
	12/31/2006	1,176,761	10.20	to	10.58	12,070,149	—	1.25	to	1.65	(4.90)	to	(4.52)
American Funds Asset Allocation Fund
	12/31/2010	1,248,656	12.65	to	12.26	15,565,673	1.99	1.40	to	1.90	10.95	to	10.41
	12/31/2009	1,339,008	11.40	to	11.10	15,077,696	2.45	1.40	to	1.90	22.26	to	21.65
	12/31/2008	1,379,745	9.32	to	9.13	12,736,951	2.56	1.40	to	1.90	(30.53)	to	(30.88)
	12/31/2007	1,294,518	13.41	to	13.24	17,235,310	2.51	1.40	to	1.80	5.01	to	4.59
	12/31/2006	762,971	12.65	to	12.77	10,197,306	2.67	1.40	to	1.80	12.56	to	13.01
American Funds Bond Fund
	12/31/2010	1,165,909	11.41	to	11.06	13,100,988	2.98	1.40	to	1.90	4.97	to	4.46
	12/31/2009	4,715,071	10.87	to	10.59	50,572,622	3.13	1.40	to	1.90	11.04	to	10.49
	12/31/2008	4,878,160	9.79	to	9.58	47,242,305	5.49	1.40	to	1.90	(10.66)	to	(11.10)
	12/31/2007	6,018,497	10.95	to	10.81	65,373,719	8.14	1.40	to	1.80	1.83	to	1.42
	12/31/2006	4,095,013	10.65	to	10.75	47,887,209	3.32	1.40	to	1.80	5.03	to	5.45
American Funds Growth Fund
	12/31/2010	3,363,544	13.52	to	13.10	44,792,087	0.71	1.40	to	1.90	17.04	to	16.47
	12/31/2009	3,928,533	11.55	to	11.25	44,811,203	0.55	1.40	to	1.90	37.48	to	36.79
	12/31/2008	8,100,416	8.40	to	8.23	67,369,881	0.79	1.40	to	1.90	(44.78)	to	(45.06)
	12/31/2007	5,535,315	15.21	to	15.01	83,538,953	0.82	1.40	to	1.80	10.72	to	10.28
	12/31/2006	6,018,939	13.61	to	13.73	86,807,809	1.02	1.40	to	1.80	8.20	to	8.64
American Funds Growth-Income Fund
	12/31/2010	2,143,487	11.54	to	11.19	24,349,159	1.49	1.40	to	1.90	9.89	to	9.35
	12/31/2009	2,230,965	10.50	to	10.23	23,124,870	1.60	1.40	to	1.90	29.42	to	28.77
	12/31/2008	2,435,419	8.11	to	7.94	19,546,530	1.82	1.40	to	1.90	(38.75)	to	(39.05)
	12/31/2007	2,105,124	13.24	to	13.07	27,648,892	1.70	1.40	to	1.80	3.52	to	3.11
	12/31/2006	1,381,663	12.67	to	12.78	18,483,135	1.96	1.40	to	1.80	13.10	to	13.55

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
American Funds International Fund
	12/31/2010	7,732,016	$15.91	to	$15.42	$121,142,480	2.08%	1.40%	to	1.90%	5.75%	to	5.24%
	12/31/2009	7,717,570	15.04	to	14.65	114,611,285	1.70	1.40	to	1.90	41.09	to	40.38
	12/31/2008	6,531,283	10.66	to	10.44	68,912,969	1.98	1.40	to	1.90	(42.96)	to	(43.25)
	12/31/2007	5,423,342	18.68	to	18.44	100,538,519	1.71	1.40	to	1.80	18.29	to	17.81
	12/31/2006	3,330,691	15.64	to	15.78	55,889,005	2.24	1.40	to	1.80	16.80	to	17.27
BlackRock Balanced Capital
	12/31/2010	1,200,740	20.79	to	20.79	24,958,681	1.78	1.35	to	1.35	7.32	to	7.32
	12/31/2009	1,373,382	19.37	to	19.37	26,600,957	2.22	1.35	to	1.35	16.36	to	16.36
	12/31/2008	1,644,848	16.65	to	16.65	27,380,777	2.22	1.35	to	1.35	(29.62)	to	(29.62)
	12/31/2007	2,030,408	23.64	to	23.64	47,999,858	2.04	1.35	to	1.35	3.84	to	3.84
	12/31/2006	2,533,858	22.76	to	22.76	56,814,864	2.08	1.35	to	1.35	13.54	to	13.54
BlackRock Basic Value V.I. Fund
	12/31/2010	8,326,313	12.05	to	11.68	251,894,744	1.59	1.25	to	1.75	11.41	to	10.86
	12/31/2009	14,157,850	10.81	to	10.53	309,325,482	2.46	1.25	to	1.75	29.51	to	28.87
	12/31/2008	12,131,860	8.35	to	8.17	242,738,742	1.84	1.25	to	1.75	(37.59)	to	(37.90)
	12/31/2007	15,624,784	13.37	to	13.20	529,416,247	1.36	1.25	to	1.65	0.50	to	0.09
	12/31/2006	17,786,025	13.18	to	40.55	634,437,867	1.51	1.25	to	1.65	19.82	to	20.29
BlackRock Total Return V.I. Fund
	12/31/2010	8,026,657	11.72	to	11.36	169,226,502	4.98	1.25	to	1.75	8.23	to	7.70
	12/31/2009	9,290,518	10.83	to	10.55	181,548,085	5.98	1.25	to	1.75	16.42	to	15.84
	12/31/2008	11,711,982	9.30	to	9.11	197,310,856	5.08	1.25	to	1.75	(13.29)	to	(13.73)
	12/31/2007	15,934,037	10.72	to	10.59	312,478,692	4.72	1.25	to	1.65	2.31	to	1.90
	12/31/2006	19,689,259	10.38	to	20.09	394,047,381	4.64	1.25	to	1.65	2.65	to	3.06
BlackRock Capital Appreciation V.I. Fund
	12/31/2010	20,664,824	13.35	to	12.94	225,074,062	—	1.25	to	1.75	18.06	to	17.48
	12/31/2009	20,492,598	11.31	to	11.02	187,373,598	0.42	1.25	to	1.75	34.32	to	33.65
	12/31/2008	12,199,742	8.42	to	8.24	84,194,457	0.41	1.25	to	1.75	(39.64)	to	(39.94)
	12/31/2007	12,947,250	13.94	to	13.76	142,238,114	0.42	1.25	to	1.65	17.54	to	17.07
	12/31/2006	11,156,735	7.59	to	11.86	97,138,318	0.43	1.25	to	1.65	2.78	to	3.19
BlackRock Global Allocation V.I. Fund
	12/31/2010	22,187,241	16.40	to	15.89	613,245,749	1.18	1.25	to	1.75	8.70	to	8.16
	12/31/2009	23,013,045	15.08	to	14.69	595,179,866	1.93	1.25	to	1.75	19.70	to	19.11
	12/31/2008	22,724,432	12.60	to	12.34	509,226,454	2.12	1.25	to	1.75	(20.46)	to	(20.86)
	12/31/2007	22,494,200	15.84	to	15.63	657,558,578	2.78	1.25	to	1.65	15.49	to	15.03
	12/31/2006	23,572,129	13.58	to	27.84	626,570,369	2.65	1.25	to	1.65	14.57	to	15.03

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Global Opportunities V.I. Fund
	12/31/2010	2,720,206	$8.47	to	$8.36	$38,541,440	0.81%	1.25%	to	1.75%	9.56%	to	9.03%
	12/31/2009	3,146,624	7.73	to	7.67	40,787,117	2.29	1.25	to	1.75	33.70	to	33.03
	12/31/2008	3,119,351	5.78	to	5.77	30,584,340	0.33	1.25	to	1.75	(42.76)	to	(42.95)
	12/31/2007	3,755,605	18.44	to	18.44	69,238,553	1.11	1.35	to	1.35	34.97	to	34.97
	12/31/2006	3,815,561	13.65	to	13.65	51,541,529	0.94	1.35	to	1.35	20.32	to	20.32
BlackRock Government Income V.I. Fund
	12/31/2010	9,325,603	12.00	to	11.63	175,906,672	3.82	1.25	to	1.75	7.42	to	6.90
	12/31/2009	11,750,490	11.17	to	10.88	203,051,569	3.80	1.25	to	1.75	(3.01)	to	(3.49)
	12/31/2008	12,023,407	11.51	to	11.27	220,898,844	2.60	1.25	to	1.75	6.40	to	5.87
	12/31/2007	12,576,332	10.82	to	10.68	219,243,396	4.97	1.25	to	1.65	2.71	to	2.30
	12/31/2006	19,060,383	10.43	to	17.60	294,842,023	4.52	1.25	to	1.65	2.18	to	2.58
BlackRock High Income V.I. Fund
	12/31/2010	4,438,089	14.07	to	13.64	113,591,593	7.68	1.25	to	1.75	13.94	to	13.38
	12/31/2009	4,251,336	12.35	to	12.03	104,742,210	9.46	1.25	to	1.75	54.68	to	53.91
	12/31/2008	5,017,734	7.98	to	7.82	80,811,333	8.91	1.25	to	1.75	(30.09)	to	(30.44)
	12/31/2007	5,973,992	11.41	to	11.27	138,135,613	7.76	1.25	to	1.65	1.07	to	0.66
	12/31/2006	8,040,377	11.19	to	23.34	183,671,584	7.48	1.25	to	1.65	7.64	to	8.07
BlackRock International Value V.I. Fund
	12/31/2010	7,875,429	13.46	to	13.05	131,008,911	1.11	1.25	to	1.75	5.25	to	4.74
	12/31/2009	8,719,291	12.79	to	12.46	138,524,740	2.51	1.25	to	1.75	28.35	to	27.71
	12/31/2008	7,946,714	9.96	to	9.75	98,128,576	2.58	1.25	to	1.75	(43.24)	to	(43.53)
	12/31/2007	11,940,330	17.55	to	17.32	261,309,703	2.31	1.25	to	1.65	8.90	to	8.47
	12/31/2006	15,846,836	15.96	to	21.30	317,682,459	3.32	1.25	to	1.65	25.76	to	26.26
BlackRock Large Cap Core V.I. Fund
	12/31/2010	6,651,129	12.02	to	11.65	188,186,333	1.02	1.25	to	1.75	7.78	to	7.25
	12/31/2009	7,515,947	11.16	to	10.87	198,118,954	1.30	1.25	to	1.75	21.02	to	20.41
	12/31/2008	8,904,592	9.22	to	9.02	196,112,051	1.09	1.25	to	1.75	(39.55)	to	(39.85)
	12/31/2007	11,311,810	15.24	to	15.04	417,370,975	0.90	1.25	to	1.65	6.93	to	6.50
	12/31/2006	13,435,563	14.12	to	36.35	470,687,670	0.91	1.25	to	1.65	12.82	to	13.27
BlackRock Large Cap Growth V.I. Fund
	12/31/2010	8,200,692	11.61	to	11.25	80,718,554	0.70	1.25	to	1.75	14.06	to	13.50
	12/31/2009	14,344,378	10.18	to	9.91	130,518,260	0.65	1.25	to	1.75	25.24	to	24.62
	12/31/2008	12,704,271	8.13	to	7.96	87,348,034	0.44	1.25	to	1.75	(41.47)	to	(41.76)
	12/31/2007	14,143,127	13.88	to	13.70	165,983,956	0.27	1.25	to	1.65	6.98	to	6.55
	12/31/2006	16,204,611	10.91	to	12.97	175,302,736	0.30	1.25	to	1.65	5.41	to	5.83

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
BlackRock Large Cap Value V.I. Fund
	12/31/2010	6,907,620	$11.61	to	$11.25	$93,749,020	1.11%	1.25%	to	1.75%	7.27%	to	6.75%
	12/31/2009	8,098,832	10.82	to	10.54	102,704,151	1.57	1.25	to	1.75	12.91	to	12.34
	12/31/2008	9,724,721	9.59	to	9.38	109,564,047	1.18	1.25	to	1.75	(38.07)	to	(38.38)
	12/31/2007	7,474,435	15.47	to	15.27	135,380,702	0.89	1.25	to	1.65	4.50	to	4.08
	12/31/2006	9,229,961	14.67	to	17.64	159,801,632	0.80	1.25	to	1.65	14.06	to	14.52
BlackRock Money Market V.I. Fund
	12/31/2010	15,007,488	10.73	to	10.40	205,207,467	—	1.25	to	1.75	(1.23)	to	(1.72)
	12/31/2009	19,190,850	10.86	to	10.58	265,497,782	0.14	1.25	to	1.75	(1.08)	to	(1.58)
	12/31/2008	17,124,137	10.98	to	10.75	238,950,937	2.48	1.25	to	1.75	1.19	to	0.69
	12/31/2007	17,089,737	10.85	to	10.71	231,758,757	4.70	1.25	to	1.65	3.50	to	3.08
	12/31/2006	18,290,508	10.26	to	14.24	235,495,015	4.46	1.25	to	1.65	2.78	to	3.19
BlackRock S&P 500 Index V.I. Fund
	12/31/2010	7,464,148	11.67	to	11.31	116,452,532	1.62	1.25	to	1.75	13.28	to	12.73
	12/31/2009	8,346,405	10.30	to	10.04	115,247,298	1.98	1.25	to	1.75	24.62	to	24.00
	12/31/2008	9,488,581	8.27	to	8.09	105,041,417	1.84	1.25	to	1.75	(38.03)	to	(38.34)
	12/31/2007	11,851,805	13.33	to	13.16	205,673,106	1.65	1.25	to	1.65	4.07	to	3.66
	12/31/2006	14,002,084	9.21	to	19.13	252,795,386	1.56	1.25	to	1.65	13.56	to	14.01
BlackRock Equity Dividend V.I. Fund
	12/31/2010	556,063	29.66	to	29.66	16,492,049	2.77	1.35	to	1.35	8.86	to	8.86
	12/31/2009	646,013	27.24	to	27.24	17,599,662	3.17	1.35	to	1.35	13.33	to	13.33
	12/31/2008	765,464	24.04	to	24.04	18,400,277	2.33	1.35	to	1.35	(34.77)	to	(34.77)
	12/31/2007	940,730	36.83	to	36.83	34,650,181	1.69	1.35	to	1.35	24.62	to	24.62
	12/31/2006	1,237,558	29.54	to	29.54	35,969,668	2.87	1.35	to	1.35	23.50	to	23.50
BlackRock Value Opportunities V.I. Fund
	12/31/2010	4,244,221	12.55	to	12.17	160,877,272	0.53	1.25	to	1.75	27.10	to	26.48
	12/31/2009	4,781,324	9.87	to	9.62	141,501,486	0.76	1.25	to	1.75	26.75	to	26.12
	12/31/2008	4,452,969	7.79	to	7.63	103,218,569	0.61	1.25	to	1.75	(40.82)	to	(41.12)
	12/31/2007	5,913,306	13.16	to	12.99	235,903,873	0.27	1.25	to	1.65	(2.18)	to	(2.57)
	12/31/2006	7,526,483	13.32	to	43.26	305,303,217	0.23	1.25	to	1.65	10.92	to	11.36
Davis Value Portfolio
	12/31/2010	12,102,514	11.67	to	11.31	139,265,601	1.42	1.25	to	1.75	11.37	to	10.83
	12/31/2009	17,945,048	10.48	to	10.20	185,644,288	1.19	1.25	to	1.75	29.53	to	28.88
	12/31/2008	9,653,913	8.09	to	7.92	76,653,721	0.83	1.25	to	1.75	(41.10)	to	(41.39)
	12/31/2007	13,277,353	13.72	to	13.55	179,472,794	0.99	1.25	to	1.65	3.28	to	2.86
	12/31/2006	20,817,383	12.14	to	15.29	242,506,459	0.83	1.25	to	1.65	13.07	to	13.52

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Dreyfus VIF Appreciation Portfolio
	12/31/2010		2,582,877	$12.72	to	$12.33	$32,360,650	0.15%	1.15%	to	1.65%	13.74%	to	13.18%
	12/31/2009		117,026	11.19	to	10.90	1,292,736	5.10	1.15	to	1.65	20.83	to	20.23
	12/31/2008		3,340,347	9.26	to	9.06	30,605,127	1.49	1.15	to	1.65	(30.56)	to	(30.91)
	12/31/2007		2,587,880	13.33	to	13.15	34,215,988	1.25	1.15	to	1.55	5.57	to	5.15
	12/31/2006		1,896,013	12.50	to	12.62	25,249,762	2.57	1.15	to	1.55	14.37	to	14.83
Eaton Vance VT Floating-Rate Income Fund
	12/31/2010		240,969	12.00	to	11.63	2,842,473	4.35	1.15	to	1.65	7.90	to	7.37
	12/31/2009		227,735	11.12	to	10.83	2,494,381	4.78	1.15	to	1.65	42.77	to	42.06
	12/31/2008		147,547	7.79	to	7.62	1,137,246	5.49	1.15	to	1.65	(28.06)	to	(28.42)
	12/31/2007		214,286	10.82	to	10.68	2,293,652	6.44	1.15	to	1.55	0.40	to	—
	12/31/2006		2,101,572	10.68	to	10.77	24,820,356	5.82	1.15	to	1.55	3.84	to	4.26
Eaton Vance VT Large-Cap Value Fund
	12/31/2010		7,820,794	9.04	to	8.87	70,047,439	0.53	1.15	to	1.65	14.13	to	13.57
	12/31/2009		5,351,446	7.92	to	7.81	42,098,358	1.02	1.15	to	1.65	16.90	to	16.32
	12/31/2008		1,972,158	6.78	to	6.72	13,303,697	1.21	1.15	to	1.65	(35.74)	to	(36.06)
	12/31/2007	(1)	1,962,627	10.54	to	10.51	20,641,920	—	1.15	to	1.55	1.48	to	1.20
Federated Capital Appreciation Fund II
	12/31/2010		547,337	11.87	to	11.50	6,336,306	3.32	1.25	to	1.75	11.68	to	11.13
	12/31/2009		4,943,073	10.62	to	10.35	51,747,841	1.25	1.25	to	1.75	12.07	to	11.51
	12/31/2008		7,319,970	9.48	to	9.28	68,233,930	0.33	1.25	to	1.75	(30.28)	to	(30.63)
	12/31/2007		4,637,646	13.59	to	13.42	61,956,909	0.21	1.25	to	1.65	8.45	to	8.02
	12/31/2006		137,051	12.21	to	12.53	1,654,618	0.85	1.25	to	1.65	14.26	to	14.72
Federated Kaufmann Fund II
	12/31/2010		2,243,484	14.57	to	14.13	31,738,443	0.12	1.25	to	1.75	16.54	to	15.97
	12/31/2009		4,129,011	12.51	to	12.18	50,093,541	—	1.25	to	1.75	27.88	to	27.25
	12/31/2008		2,741,696	9.78	to	9.57	26,130,003	0.32	1.25	to	1.75	(42.55)	to	(42.83)
	12/31/2007		2,460,879	17.01	to	16.79	41,097,388	—	1.25	to	1.65	19.47	to	18.99
	12/31/2006		1,339,357	13.77	to	14.23	18,979,898	—	1.25	to	1.65	12.94	to	13.40
Templeton Foreign Securities Fund
	12/31/2010		615,532	14.47	to	14.02	8,760,663	1.87	1.15	to	1.65	7.17	to	6.65
	12/31/2009		612,127	13.50	to	13.15	8,147,962	3.10	1.15	to	1.65	35.48	to	34.80
	12/31/2008		617,337	9.96	to	9.75	6,089,120	2.41	1.15	to	1.65	(41.09)	to	(41.39)
	12/31/2007		643,813	16.91	to	16.69	10,808,604	1.96	1.15	to	1.55	14.07	to	13.62
	12/31/2006		471,076	14.68	to	14.81	7,450,488	1.29	1.15	to	1.55	19.52	to	20.00
Templeton Growth Securities Fund
	12/31/2010		286,225	11.41	to	11.06	3,212,402	1.35	1.15	to	1.65	6.17	to	5.65
	12/31/2009		308,256	10.75	to	10.47	3,267,150	3.65	1.15	to	1.65	29.61	to	28.96
	12/31/2008		433,712	8.29	to	8.12	3,553,815	1.75	1.15	to	1.65	(43.01)	to	(43.30)
	12/31/2007		403,460	14.55	to	14.36	5,800,123	1.28	1.15	to	1.55	1.12	to	0.71
	12/31/2006		312,776	14.25	to	14.38	4,627,959	0.80	1.15	to	1.55	19.88	to	20.36

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Janus Aspen Forty Portfolio
	12/31/2010		651,124	$11.24	to	$11.03	$7,239,649	0.09%	1.15%	to	1.65%	5.27%	to	4.75%
	12/31/2009		5,555,642	10.68	to	10.53	58,922,519	0.01	1.15	to	1.65	44.35	to	43.63
	12/31/2008		3,192,409	7.40	to	7.33	23,512,794	0.01	1.15	to	1.65	(44.98)	to	(45.25)
	12/31/2007	(1)	5,741,525	13.44	to	13.40	77,025,326	0.21	1.15	to	1.55	26.71	to	26.37
Janus Aspen-Enterprise Portfolio
	12/31/2010		120,706	11.44	to	11.23	1,366,424	—	1.15	to	1.65	24.09	to	23.48
	12/31/2009		883,877	9.22	to	9.09	8,094,719	—	1.15	to	1.65	42.79	to	42.08
	12/31/2008		1,024,328	6.46	to	6.40	6,586,614	0.07	1.15	to	1.65	(44.53)	to	(44.81)
	12/31/2007	(1)	1,234,912	11.64	to	11.60	14,345,456	0.11	1.15	to	1.55	9.86	to	9.57
MFS® Growth Series
	12/31/2010		5,190,390	17.39	to	6.02	66,096,740	0.12	1.35	to	1.59	13.80	to	13.53
	12/31/2009		4,232,487	15.28	to	5.31	55,594,869	0.32	1.35	to	1.59	35.83	to	35.51
	12/31/2008		4,944,149	11.25	to	3.92	45,125,713	0.23	1.35	to	1.59	(38.29)	to	(38.41)
	12/31/2007		5,178,714	18.22	to	6.36	80,510,944	—	1.35	to	1.59	19.48	to	19.25
	12/31/2006		7,051,703	5.33	to	15.24	83,709,896	—	1.35	to	1.59	6.20	to	6.40
Oppenheimer Capital Appreciation Fund/VA
	12/31/2010		121,330	11.10	to	10.76	1,327,691	—	1.15	to	1.65	7.90	to	7.37
	12/31/2009		138,432	10.29	to	10.02	1,408,111	0.01	1.15	to	1.65	42.51	to	41.80
	12/31/2008		147,353	7.22	to	7.07	1,054,716	—	1.15	to	1.65	(46.31)	to	(46.58)
	12/31/2007		148,552	13.44	to	13.27	1,997,306	0.01	1.15	to	1.55	12.49	to	12.04
	12/31/2006		112,371	11.83	to	11.94	1,392,919	0.17	1.15	to	1.55	5.98	to	6.40
Oppenheimer Main Street Fund®/VA
	12/31/2010		55,003	11.64	to	11.28	626,910	1.05	1.15	to	1.65	14.51	to	13.95
	12/31/2009		88,705	10.16	to	9.90	885,458	1.53	1.15	to	1.65	26.53	to	25.90
	12/31/2008		82,368	8.03	to	7.86	652,233	1.19	1.15	to	1.65	(39.36)	to	(39.66)
	12/31/2007		79,063	13.24	to	13.07	1,034,389	0.65	1.15	to	1.55	2.90	to	2.49
	12/31/2006		48,132	12.74	to	12.86	625,887	0.80	1.15	to	1.55	12.94	to	13.39
Oppenheimer Main Street Small Cap Fund®/VA
	12/31/2010		197,969	13.80	to	13.37	2,693,891	0.43	1.15	to	1.65	21.66	to	21.06
	12/31/2009		253,922	11.34	to	11.05	2,847,047	0.63	1.15	to	1.65	35.32	to	34.65
	12/31/2008		188,049	8.38	to	8.20	1,562,093	0.28	1.15	to	1.65	(38.75)	to	(39.05)
	12/31/2007		196,416	13.67	to	13.50	2,658,616	0.10	1.15	to	1.55	(2.75)	to	(2.97)
	12/31/2006		91,992	13.90	to	14.03	1,384,541	0.02	1.15	to	1.55	12.84	to	13.29

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
PIMCO CommodityRealReturn® Strategy Portfolio
	12/31/2010		1,360,860	$12.71	to	$12.32	$17,021,762	15.34%	1.25%	to	1.75%	22.99%	to	22.38%
	12/31/2009		1,531,274	10.33	to	10.07	15,611,769	4.76	1.25	to	1.75	39.77	to	39.08
	12/31/2008		1,944,637	7.39	to	7.24	14,224,468	4.25	1.25	to	1.75	(44.52)	to	(44.80)
	12/31/2007		2,260,947	13.32	to	13.15	29,876,152	4.56	1.25	to	1.65	21.64	to	21.15
	12/31/2006		1,527,719	10.85	to	10.94	18,196,745	5.08	1.25	to	1.65	(4.73)	to	(4.35)
PIMCO Low Duration Portfolio
	12/31/2010		2,491,130	12.05	to	11.82	29,725,617	1.18	1.25	to	1.75	3.99	to	3.48
	12/31/2009		363,647	11.59	to	11.42	4,182,452	3.35	1.25	to	1.75	11.94	to	11.38
	12/31/2008		244,880	10.35	to	10.26	2,521,761	4.06	1.25	to	1.75	(1.71)	to	(2.20)
	12/31/2007	(1)	211,334	10.52	to	10.49	2,219,123	4.66	1.25	to	1.65	4.87	to	4.59
PIMCO Real Return Portfolio
	12/31/2010		3,124,333	12.86	to	12.46	39,541,487	1.39	1.25	to	1.75	6.78	to	6.25
	12/31/2009		2,716,455	12.04	to	11.73	32,280,234	3.15	1.25	to	1.75	16.93	to	16.34
	12/31/2008		3,960,671	10.30	to	10.08	40,369,634	3.48	1.25	to	1.75	(8.26)	to	(8.72)
	12/31/2007		3,213,544	11.22	to	11.08	35,771,660	4.50	1.25	to	1.65	9.23	to	8.79
	12/31/2006		369,390	10.18	to	10.27	3,856,259	4.30	1.25	to	1.65	(0.98)	to	(0.58)
PIMCO Total Return Portfolio
	12/31/2010		31,486,630	14.02	to	13.59	475,731,158	2.41	1.25	to	1.75	6.78	to	6.26
	12/31/2009		35,925,184	13.13	to	12.79	506,933,234	5.25	1.25	to	1.75	12.66	to	12.10
	12/31/2008		34,735,661	11.65	to	11.41	436,971,934	4.45	1.25	to	1.75	3.44	to	2.93
	12/31/2007		34,182,794	11.26	to	11.12	424,572,728	4.77	1.25	to	1.65	7.35	to	6.92
	12/31/2006		30,289,312	10.39	to	13.50	348,386,571	4.43	1.25	to	1.65	2.11	to	2.51
Pioneer Emerging Markets VCT Portfolio
	12/31/2010		490,315	13.67	to	13.35	6,618,791	0.34	1.15	to	1.65	14.30	to	13.73
	12/31/2009		1,357,142	11.96	to	11.73	16,075,185	0.34	1.15	to	1.65	72.03	to	71.18
	12/31/2008		349,175	6.95	to	6.85	2,408,805	0.09	1.15	to	1.65	(58.80)	to	(59.01)
	12/31/2007		263,234	16.87	to	16.75	4,412,946	0.35	1.15	to	1.55	40.75	to	40.18
	12/31/2006	(1)	87,762	11.94	to	11.98	1,017,846	0.05	1.15	to	1.55	8.08	to	8.37
Pioneer Fund VCT Portfolio
	12/31/2010		92,214	12.44	to	12.06	1,130,806	1.25	1.15	to	1.65	14.41	to	13.85
	12/31/2009		54,381	10.88	to	10.60	583,180	1.59	1.15	to	1.65	23.48	to	22.87
	12/31/2008		58,101	8.81	to	8.62	506,026	1.49	1.15	to	1.65	(35.15)	to	(35.48)
	12/31/2007		67,949	13.58	to	13.40	919,628	0.99	1.15	to	1.55	3.53	to	3.11
	12/31/2006		3,290,242	12.99	to	13.11	46,193,578	1.20	1.15	to	1.55	14.51	to	14.97

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Pioneer High Yield VCT Portfolio
	12/31/2010		223,702	$13.50	to	$13.08	$2,979,049	5.67%	1.20%	to	1.70%	16.29%	to	15.72%
	12/31/2009		899,362	11.61	to	11.30	10,305,477	5.47	1.20	to	1.70	58.37	to	57.58
	12/31/2008		174,082	7.33	to	7.17	1,266,242	8.97	1.20	to	1.70	(36.52)	to	(36.84)
	12/31/2007		214,527	11.54	to	11.39	2,458,090	4.95	1.20	to	1.60	4.29	to	3.87
	12/31/2006		154,945	10.96	to	11.06	1,948,962	5.11	1.20	to	1.60	6.50	to	6.93
Pioneer Real Estate Shares VCT Portfolio
	12/31/2010		127,796	10.41	to	10.27	1,321,269	2.67	1.25	to	1.75	26.95	to	26.33
	12/31/2009		886,473	8.20	to	8.13	7,238,939	4.49	1.25	to	1.75	29.92	to	29.28
	12/31/2008	(1)	802,269	6.31	to	6.29	5,054,778	4.51	1.25	to	1.75	(45.65)	to	(45.83)
Seligman Smaller-Cap Value Portfolio
	12/31/2010		483,422	20.26	to	24.87	11,805,877	—	1.55	to	1.59	26.70	to	26.65
	12/31/2009		425,815	15.99	to	19.64	8,212,046	—	1.55	to	1.59	33.38	to	33.33
	12/31/2008		490,158	11.99	to	14.73	7,019,206	—	1.55	to	1.59	(40.47)	to	(40.49)
	12/31/2007		584,671	20.14	to	24.75	14,098,131	—	1.55	to	1.59	2.53	to	2.49
	12/31/2006		834,992	19.65	to	24.15	19,002,733	—	1.55	to	1.59	19.34	to	19.39
Transamerica AllianceBernstein Dynamic Allocation VP
	12/31/2010		20,064	9.47	to	9.34	188,580	5.31	1.25	to	1.75	7.80	to	7.27
	12/31/2009		16,774	8.78	to	8.70	146,595	4.10	1.25	to	1.75	29.54	to	28.89
	12/31/2008	(1)	6,528	6.78	to	6.75	44,191	9.24	1.25	to	1.75	(35.42)	to	(35.64)
Transamerica WMC Diversified Growth VP
	12/31/2010		9,043,781	9.10	to	8.97	81,718,176	—	1.25	to	1.75	16.03	to	15.46
	12/31/2009		—	7.84	to	7.77	—	—	1.25	to	1.75	27.30	to	26.66
	12/31/2008	(1)	—	6.16	to	6.13	—	—	1.25	to	1.75	(43.19)	to	(43.38)
Transamerica Growth Opportunities VP
	12/31/2010		2,520,915	12.15	to	11.98	30,427,346	—	1.25	to	1.75	33.62	to	32.96
	12/31/2009		9,625	9.10	to	9.01	87,179	—	1.25	to	1.75	34.82	to	34.15
	12/31/2008	(1)	—	6.75	to	6.72	—	—	1.25	to	1.75	(36.93)	to	(37.14)
Transamerica Small/Mid Cap Value VP
	12/31/2010		1,025,389	11.08	to	10.92	11,283,903	0.43	1.25	to	1.75	28.45	to	27.82
	12/31/2009		166,220	8.63	to	8.55	1,427,703	0.91	1.25	to	1.75	41.13	to	40.42
	12/31/2008	(1)	10,306	6.11	to	6.09	63,066	3.64	1.25	to	1.75	(41.36)	to	(41.55)

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

4. Financial Highlights (continued)

				Unit Fair Value					Expense			Total Return***
				Corresponding to					Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Wanger International
	12/31/2010		2,865,496	$11.06	to	$10.85	$31,407,543	1.44%	1.25%	to	1.75%	23.38%	to	22.77%
	12/31/2009		317,675	8.97	to	8.84	2,829,366	3.82	1.25	to	1.75	47.92	to	47.19
	12/31/2008		344,684	6.06	to	6.01	2,080,545	0.99	1.25	to	1.75	(46.31)	to	(46.58)
	12/31/2007	(1)	339,097	11.28	to	11.25	3,819,362	—	1.25	to	1.65	4.94	to	4.66
Wanger USA
	12/31/2010		803,708	14.18	to	13.74	11,219,245	—	1.25	to	1.75	21.83	to	21.23
	12/31/2009		874,711	11.64	to	11.33	10,046,300	—	1.25	to	1.75	40.46	to	39.76
	12/31/2008		973,586	8.28	to	8.11	7,980,080	—	1.25	to	1.75	(40.47)	to	(40.77)
	12/31/2007		296,518	13.91	to	13.73	4,087,479	—	1.25	to	1.65	4.02	to	3.60
	12/31/2006		1,745,389	13.25	to	13.36	24,807,487	0.13	1.25	to	1.65	6.06	to	6.48

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The 2010 through 2007 unit value and total return ranges have been computed based on the related lowest and highest level of expense ratios. The disclosed unit value and total returns respectively relate to the lowest and highest expense ratio. The 2006 unit value and total return ranges have been computed based on the range of lowest and highest unit values and total returns for all levels of expense ratio.

There are subaccounts that have total return ranges outside of the range indicated above. Following is the list of the subaccounts and their corresponding lowest total return and highest total return.

Subaccount	2010 Total Return Range
BlackRock Global Opportunities VI - Class I	9.03% to 9.75%

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

5. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge, not to exceed $50, proportionately from the subaccounts’ unit values. An annual charge ranging from 1.25% to 1.75% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

In addition to M&E, the following subaccounts are assessed a fund fee:

Subaccount	Fund Fee
Templeton Foreign Securities Fund	-0.10%
Templeton Growth Securities Fund	-0.10%
Janus Aspen-Enterprise Portfolio	-0.10%
Janus Aspen Forty Portfolio	-0.10%
Oppenheimer Capital Appreciation Fund/VA	-0.10%
Oppenheimer Main Street Fund®/VA	-0.10%
Pioneer Emerging Markets VCT Portfolio	-0.10%
Pioneer Fund VCT Portfolio	-0.10%
Pioneer High Yield VCT Portfolio	-0.05%
Dreyfus VIF Appreciation Portfolio	-0.10%
Eaton Vance VT Floating-Rate Income Fund	-0.10%
Eaton Vance VT Large-Cap Value Fund	-0.10%
Oppenheimer Main Street Small Cap Fund®/VA	-0.10%
American Funds Asset Allocation Fund	0.15%
American Funds Bond Fund	0.15%
American Funds Growth Fund	0.15%
American Funds Growth-Income Fund	0.15%
American Funds International Fund	0.15%

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

6. Income Taxes

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account A

Notes to Financial Statements

December 31, 2010

8. Fair Value Measurements and Fair Value Hierarchy

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

FINANCIAL STATEMENTS

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Year Ended December 31, 2010

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Financial Statements

Year Ended December 31, 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners

of Merrill Lynch Variable Annuity Separate Account B

Transamerica Advisors Life Insurance Company

We have audited the accompanying statement of assets and liabilities of the BlackRock Money Market V.I. Fund subaccount of Merrill Lynch Variable Annuity Separate Account B of Transamerica Advisors Life Insurance Company as of December 31, 2010, and the related statements of operations and changes in net assets for the periods indicated thereon. The financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the mutual fund’s transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the BlackRock Money Market V.I. Fund subaccount of Merrill Lynch Variable Annuity Separate Account B of Transamerica Advisors Life Insurance Company as of December 31, 2010, and the results of its operations and the changes in its net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 26, 2011

1

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statement of Assets and Liabilities

December 31, 2010

BlackRock Money Market V.I. Subaccount
Assets
Investment in securities:
Number of shares	4,237,040.984

Cost	$4,237,041

Investments in mutual funds,
Level 1 prices quoted at net asset value	$4,237,041
Receivable for units sold	—

Total assets	4,237,041

Liabilities
Payable for units redeemed	1

$4,237,040

Net Assets:
Deferred annuity contracts terminable by owners	$4,237,040

Total net assets	$4,237,040

Accumulation units outstanding	260,492

Accumulation unit value	$16.265503

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statement of Operations

Year Ended December 31, 2010

BlackRock Money Market V.I. Subaccount
Net investment income (loss)
Income:
Dividends	$117
Expenses:
Administrative, mortality and expense risk charges	28,857

Net investment income (loss)	(28,740)

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	21
Proceeds from sales	1,610,126
Cost of investments sold	1,610,126

Net realized capital gains (losses) on investments	21
Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—
End of period	—

Net change in unrealized appreciation/depreciation of investments	—
Net realized and unrealized capital gains (losses) on investments	21

Increase (decrease) in net assets from operations	$(28,719)

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	BlackRock Money Market V.I. Subaccount
	2010	2009
Operations
Net investment income (loss)	$(28,740)	$(24,797)
Net realized capital gains (losses) on investments	21	679
Net change in unrealized appreciation/ depreciation of investments	—	—

Increase (decrease) in net assets from operations	(28,719)	(24,118)

Contract transactions
Net contract purchase payments	—	6,000
Transfer payments from (to) other subaccounts or general account	20,367,269	24,346,273
Contract terminations, withdrawals, and other deductions	(20,641,807)	(25,528,011)
Contract maintenance charges	(1,949)	(2,340)

Increase (decrease) in net assets from contract transactions	(276,487)	(1,178,078)

Net increase (decrease) in net assets	(305,206)	(1,202,196)

Net assets:
Beginning of the period	4,542,246	5,744,442

End of the period	$4,237,040	$4,542,246

See accompanying notes.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies

Organization

Merril Lynch life Variable Annuity Separate Account B (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), a wholly-owned subsidiary of AEGON USA, LLC (AUSA). Prior to July 1, 2010, TALIC was known as Merrill Lynch Life Insurance Company. This change had no impact on the Separate Account or its operations. AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of one investment subaccount. The subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. The Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in this specific individual subaccount is available to contract owners of Merrill Lynch Retirement Plus®.

On December 28, 2007 (the Acquisition Date), TALIC was acquired by AUSA. Prior to the Acquisition Date, TALIC was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly-owned subsidiary of Merril Lynch & Co., Inc. This transaction had no impact on the net asset values or results of the Seprate Account.

Subaccount Investment by Mutual Fund:

BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund

Investments

Net purchase payments received by the Separate Account are invested in the portfolio of the Mutual Fund as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2010.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2010

1. Organization and Summary of Significant Accounting Policies (continued)

Accounting Policy

On July 1, 2009, the FASB Accounting Standards Codification™ (ASC or the Codification) was launched as the single source of authoritative nongovernmental accounting principles generally accepted in the United States (GAAP). Guidance in the Codification is organized by Topic, each representing a collection of related guidance (e.g., Financial Services—Insurance). Topics are further subdivided into Subtopics (e.g., Insurance Activities), and Sections (e.g., Recognition, Measurement, or Disclosure). All guidance contained in the Codification carries an equal level of authority. The Separate Account adopted guidance that establishes the Codification as the source of authoritative GAAP for the period ended September 30, 2009. The adoption required updates to the Separate Account’s financial statement disclosures, but did not impact the results of operations or financial position.

As of December 31, 2009 the Separate Account adopted ASC 855, Subsequent Events, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. See Note 9 to the financial statements for additional disclosure.

The financial statements included herein have been prepared in accordance with GAAP for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2010

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2010 were as follows:

	Purchases	Sales
BlackRock Variable Series Funds, Inc.
BlackRock Money Market V.I. Fund	$1,304,919	$1,610,126

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

Years Ended December 31, 2010 and 2009

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

BlackRock Money Market V.I. Subaccount
Units outstanding at January 1, 2009	349,180
Units purchased	243,353
Units redeemed and transferred to/from	(315,071)

Units outstanding at December 31, 2009	277,462
Units purchased	1,272,437
Units redeemed and transferred to/from	(1,289,407)

Units outstanding at December 31, 2010	260,492

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2010

4. Financial Highlights

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Income Ratio*	Expense Ratio**	Total Return***
BlackRock Money Market V.I.
	12/31/2010	260,492	$16.27	$4,237,040	—%	0.65%	(0.64)%
	12/31/2009	277,462	16.37	4,542,246	0.16	0.65	(0.49)
	12/31/2008	349,180	16.45	5,744,443	2.48	0.65	1.80
	12/31/2007	306,383	16.15	4,951,677	4.70	0.65	4.12
	12/31/2006	408,370	15.50	6,334,487	4.49	0.65	3.81

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2010

5. Administrative and Mortality and Expense Risk Charges

TALIC deducts an annual charge, not to exceed $40, proportionately from the subaccounts’ unit values. An annual charge of .65% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the Separate Account. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Transamerica Advisors Life Insurance Company

Merrill Lynch Life Variable Annuity Separate Account B

Notes to Financial Statements

December 31, 2010

8. Fair Value Measurements and Fair Value Hierarchy

ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Fund included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

All required Financial Statements are included in Part B of this Registration Statement.

(b)	Exhibits

	(1)	Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the Merrill Lynch Life Variable Annuity Separate Account A and Merrill Lynch Life Variable Annuity Separate Account B. Note 1

	(2)	Not Applicable

	(3)(a)	Form of Underwriting Agreement Between Merrill Lynch Life Insurance Company and Transamerica Capital, Inc.. Note 2

(3)(a)(1)	Amended and Restated Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. Note 19

(b)	Wholesaling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. Note 3

(c)	Selling Agreement between Merrill Lynch Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc.. Note 3

(d)	Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 4

(4)(a)	Individual Variable Annuity Contract issued by Merrill Lynch Life Insurance Company. Note 1

(b)	Merrill Lynch Life Insurance Company Contingent Deferred Sales Charge Waiver Endorsement. Note 1

(c)	Individual Retirement Annuity Endorsement. Note 1

(d)	Merrill Lynch Life Insurance Company Endorsement. Note 1

(e)	Individual Variable Annuity Contract (revised) issued by Merrill Lynch Life Insurance Company (ML-VA-002). Note 5

(f)	Merrill Lynch Life Insurance Company Endorsement (ML008). Note 5

(g)	Merrill Lynch Life Insurance Company Individual Variable Annuity Contract (ML-VA-001). Note 5

(h)	Tax-Sheltered Annuity Endorsement. Note 6

(i)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML043). Note 7

(j)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML044). Note 7

(k)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML045). Note 7

(l)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML046). Note 7

(m)	Merrill Lynch Life Insurance Company Death Benefit Endorsement (ML047). Note 7

(n)	Merrill Lynch Life Insurance Company Death Benefit Enhancement Riders (ML048 and ML049). Note 7

(o)	Form of Contract Schedules to Merrill Lynch Life Insurance Company Individual Variable Annuity Contracts ML-VA-001 and ML-VA-002. Note 7

(p)	Guaranteed Minimum Income Benefit Endorsement. Note 8

(5)	Application for the Flexible Premium Individual Deferred Variable Annuity. Note 9

(6)(a)	Articles of Amendment, Restatement and Redomestication of the Articles of Incorporation of Merrill Lynch Life Insurance Company. Note 1

(b)	Amended and Restated By-laws of Merrill Lynch Life Insurance Company. Note 1

(b)(1)	Amended and Restated By-laws of Transamerica Advisors Life Insurance Company. Note 18

(7)	Reinsurance Agreements.

(a)	GMDB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1. Note 16

(a)(1)	Amendment No. 2 to the GMDB Reinsurance Agreement. Note 16

(b)	GMIB Reinsurance Agreement between MLLIC and ACE Tempest and Amendment No. 1 and 2. Note 16

(b)(1)	Amendment No. 3 to the GMIB Reinsurance Agreement. Note 16

(c)	DBER Reinsurance Agreement between MLLIC and ACE Tempest and Amendments No. 1 and 2. Note 16

(c)(1)	Amendment No. 3 to the DBER Reinsurance Agreement. Note 16

(8)(a)	Amended General Agency Agreement. Note 10

(b)	Indemnity Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency, Inc.. Note 1

(c)	Management Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Asset Management, Inc.. Note 1

(d)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Reserve Assets Fund. Note 1

(e)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Maintaining Constant Net Asset Value for the Domestic Money Market Fund. Note 1

(f)	Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Variable Series Funds, Inc. Relating to Valuation and Purchase Procedures. Note 1

(g)	Amended Service Agreement Between Merrill Lynch Life Insurance Company and Merrill Lynch Insurance Group, Inc.. Note 10

(h)	Reimbursement Agreement Between Merrill Lynch Asset Management, Inc. and Merrill Lynch Life Agency, Inc.. Note 1

(i)	Amendment to the Reimbursement Agreement Between Merrill Lynch Asset Management, L.P. and Merrill Lynch Life Agency, Inc.. Note 11

(j)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York, and Family Life Insurance Company. Note 10

(k)	Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 1

(l)	Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 11

(m)	Form of Amendment to Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Merrill Lynch Life Insurance Company. Note 12

(n)	Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Merrill Lynch Life Insurance Company. Note 13

(o)	Keep Well Agreement between AEGON USA, Inc. and Merrill Lynch Life Insurance Company. Note 3

(p)	Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 14

(q)	First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc.. Note 15

(9)	Opinion and Consent of Counsel. Note 19

(10)(a)	Consent of Counsel. Note 19

(b)	Consent of independent registered public accounting firm. Note 19

(11)	Not Applicable

(12)	Not Applicable

(13)	Powers of Attorney. Note 19

Note 1.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 33-43773) dated December 10, 1996.

Note 2.	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-118362) dated April 25, 2008.

Note 3.	Incorporated by reference to the Annual Report on Form 10-K of Merrill Lynch Life Insurance Company (File No. 33-26322) March 27, 2008.

Note 4.	Incorporated by reference to Exhibit 10.2 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 5.	Filed with Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 33-45379) dated April 26, 1995.

Note 6.	Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 33-43773) dated April 13, 1999.

Note 7.	Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4 Registration Statement (File No. 33-43773) dated March 2, 2001.

Note 8.	Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 33-43773) dated October 8, 2002.

Note 9.	Incorporated by reference to Post-Effective Amendment No. 22 to Form N-4 Registration Statement (File No. 33-43773) dated August 8, 2002.

Note 10.	Filed with Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 33-45379) dated April 28, 1994.

Note 11.	Incorporated by reference to Initial Filing on Form N-4 Registration Statement (File No. 333-90243) dated November 3, 1999.

Note 12.	Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 33-43773) dated May 1, 1998.

Note 13.	Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-73544) dated April 17, 2007.

Note 14.	Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated August 17, 2007.

Note 15.	Incorporated by reference to Exhibit 10.1 to Merrill Lynch Life Insurance Company’s Current Report on Form 8-K (File No. 33-26322) dated January 4, 2008.

Note 16.	Filed with Post-Effective Amendment No. 31 to Form N-4 Registration Statement (File No. 33-45379) dated April 28, 2009.

Note 17.	Filed with Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 33-45379) dated April 23, 2010.

Note 18.	Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 333-91098) dated September 30, 2010.

Note 19.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Thomas A. Swank 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and President

Robert R Frederick 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President

John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Vice President

Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Vice President, Corporate Controller, Chief Financial Officer and Treasurer

Frank A. Camp 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Secretary, General Counsel and Senior Vice President

Darin D. Smith 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Vice President and Assistant Secretary

Item 26.	Persons Controlled by or under Common Control With the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Academy Alliance Holdings Inc.	Canada	100% Creditor Resources, Inc.	Holding company
Academy Alliance Insurance Inc.	Canada	100% Creditor Resources, Inc.	Insurance
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B—Series I Preferred stock.	Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	General Partner—AEGON-CMF GP, LLC	Investment in mortgages
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services e Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Hong Kong Limited	China	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

As of 1/1/2011	Page 1

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government
AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	93% Transamerica International Direct Marketing Consultants, LLC; remaining 7% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.2543%) ; Monumental Life Insurance Company (9.7457%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member—AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

As of 1/1/2011	Page 2

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners—Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner—AUSA Holding Co. (1%); Limited Partner—AEGON USA, LLC (99%)	Inter-company lending and general business
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Capital General Development Corporation	Delaware	2.64 shares of common stock owned by AEGON USA, LLC 18.79 shares of common stock owned by Commonwealth General Corporation	Holding company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
CC Matteson, LLC	Illinois	Members: Monumental Life Insurance Company (83.03%); Pan-American Life Insurance Company, a non-affiliate of AEGON (9.75%); Nationwide Life Insurance Company, a non-affiliate of AEGON (7.22%)	Ownership of commercial real estate acquired via remedies enforcement.
Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member—Diverisified Investment Advisors, Inc.	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGON U.S. Holding Corporation	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada

As of 1/1/2011	Page 3

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Credit Group Services Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investment Advisors, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, LIMITED LIABILITY COMPANY	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

As of 1/1/2011	Page 4

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

As of 1/1/2011	Page 5

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

As of 1/1/2011	Page 6

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware	Sole Member—Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware	Sole Member—Garnet Community Investments XXVIII, LLC	Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Managing Member—Garnet Community Investments XXIX, LLC	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member—Garnet Community Investments XXX, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Horizons Acquisition 5, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	100% Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
Life Investors Financial Group, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

As of 1/1/2011	Page 7

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	99.72% Capital General Development Corporation; .28% Commonwealth General Corporation	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
National Association Management and Consultant Services, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member—Life Investors Financial Group, Inc.	Direct sales of term life insurance
Peoples Benefit Services, Inc.	Pennsylvania	100% Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
Quantitative Data Solutions, LLC	Delaware	100% Transamerica Life Insurance Company	Special purpose corporation
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.959%); Monumental Life Insurance Company (6.301%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

As of 1/1/2011	Page 8

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 5 RE, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Real estate investments
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management
Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote—AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company

As of 1/1/2011	Page 9

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member—Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member—Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Investor Member: Monumental Life Insurance Company	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member—Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Employment, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Used for payroll for employees at Transamerica Finance Corporation
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member—Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member—Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them
Tradition Development Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member—PSL Acquisitions Operating, LLC	Irrigation company
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

As of 1/1/2011	Page 10

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant
Transamerica Distribution Finance—Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc. (f/k/a InterSecurities, Inc.)	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Holdings, LLC	Delaware	100 shares of Class A stock owned by Transamerica Investment Services, Inc.; 1,902.82 shares of Class B stock owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Holding company

As of 1/1/2011	Page 11

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Investment Management, LLC	Delaware	81.75% Transamerica Investment Services, Inc. as Original Member; 18.25% owned by Professional Members (employees of Transamerica Investment Services, Inc.)	Investment advisor
Transamerica Investment Services, LLC	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Transamerica Investors, Inc.	Maryland	100% Transamerica Asset Management, Inc.	Open-end mutual fund
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda—— will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance
Transamerica Life Solutions, LLC	Delaware	Investors Warranty of America, Inc.—sole member	Provision of marketing, training, educational, and support services to life insurance professionals relating to the secondary market for life insurance, primarily through its affiliation with LexNet, LP, a life settlements marketplace.
Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company—sole Member	Real estate investments
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator

As of 1/1/2011	Page 12

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of California, Inc.	California	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (74.0181%); Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%). Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

As of 1/1/2011	Page 13

Item 27. Number of Contracts

The number of Contracts in force as of February 28, 2011 was 34,217.

Item 28. Indemnification

The following provisions regarding the Indemnification of Directors and Officers of the Registrant are applicable:

Amended And Restated By-Laws Of Transamerica Advisors Life Insurance Company, Article VI

Sections 1, 2, 3 And 4 – Indemnification Of Directors, Officers, Employees And Incorporators

Section 1. Actions Other Than By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions By Or In The Right Of The Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right To Indemnification. To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination Of Right To Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Other Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

(a) Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA HNY, Separate Account VA QNY, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, and Separate Account VL E. This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Swank, Thomas A.	(1)	Director

Michael Brandsma	(2)	Director, President and Chief Financial Officer

Hopewell, David W.	(1)	Director

Barkdoll, Tamara D.	(2)	Assistant Secretary

Burke, Erin K.	(1)	Assistant Secretary

Angle, Amy	(3)	Assistant Vice President

Belanger, Elizabeth	(5)	Assistant Vice President

Cullem-Fiore, Margaret A.	(4)	Assistant Vice President

Fischer, John	(4)	Assistant Vice President

Gallagher, Dennis P	(4)	Assistant Vice President

Mossman, Shelley A.	(1)	Assistant Vice President

Post-Rissin, Christy	(4)	Assistant Vice President

Smith, Brenda L.	(4)	Assistant Vice President

Smith, Darin D.	(1)	Assistant Vice President

Wachendorf, Lisa	(1)	Assistant Vice President

Woods, Arthur D.	(4)	Assistant Vice President

John, Courtney	(2)	Chief Compliance Officer and Vice President

Bostwick, Blake S.	(2)	Chief Marketing Officer and Chief Operations Officer

Paulsen, David R.	(1)	Chief Sales Officer

Camp, Frank A.	(1)	Secretary

Wright, Karen R.	(3)	Treasurer

Heburn, Karen D.	(4)	Vice President

Hodgson, Wesley J.	(2)	Vice President

(1)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(2)	4600 S. Syracuse St., Suite 1100, Denver, CO 80237-2719
(3)	400 West Market Street, Louisville KY 40202
(4)	570 Carillon Parkway, St. Petersburg, FL 33716
(5)	440 Mammaroneck Avenue, Harrison, NY 10528

(c) Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation

Transamerica Capital, Inc.	$12,574,999	0	0	0

(1)	Fiscal Year 2010

Item 30. Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Not Applicable

Item 32. Undertakings and Representations

(a) Registrant undertakes to file a post-effective amendment to the Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communications affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 26th day of April, 2011.

MERRILL LYNCH LIFE VARIABLE
ANNUITY SEPARATE ACCOUNT B

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
Depositor

*
Thomas A. Swank
President and Director

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date

* Thomas A. Swank	Director and President	, 2011

* Robert R. Frederick	Director and Senior Vice President	, 2011

* John T. Mallett	Director and Vice President	, 2011

* Frank A. Camp	Director, Senior Vice President, General Counsel and Secretary	, 2011

* Eric J. Martin	Director, Treasurer, Vice President, Corporate Controller and Chief Financial Officer	, 2011

/s/ Shane Daly Shane Daly	Assistant Vice President and Assistant Secretary	April 26, 2011
*By: Shane Daly - Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No.

033-45379

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT B

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

3(a)(1)	Amended and Restated Underwriting Agreement

9	Opinion and Consent of Counsel

10(a)	Consent of Counsel

10(b)	Consent of Independent Registered Public Accounting Firm

13	Powers of Attorney

*	Page numbers included only in manually executed original.